Document and Entity Information (USD $)	12 Months Ended
	Dec. 30, 2012	Feb. 19, 2013	Jul. 01, 2012
Document Information [Line Items]
Entity Registrant Name	JOHNSON & JOHNSON
Entity Central Index Key	0000200406
Current Fiscal Year End Date	--12-30
Entity Filer Category	Large Accelerated Filer
Document Type	10-K
Document Period End Date	Dec 30, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Amendment Flag	false
Entity Common Stock, Shares Outstanding		2,795,319,117
Entity Well-known Seasoned Issuer	No
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Public Float			$ 186,000,000,000

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Dec. 30, 2012		Jan. 01, 2012
Current assets:
Cash and cash equivalents (Notes 1 and 2)	$ 14,911		$ 24,542
Marketable securities (Notes 1 and 2)	6,178		7,719
Accounts receivable, trade, less allowances for doubtful accounts $466 (2011, $361)	11,309		10,581
Inventories (Notes 1 and 3)	7,495		6,285
Deferred taxes on income (Note 8)	3,139		2,556
Prepaid expenses and other receivables	3,084		2,633
Total current assets	46,116		54,316
Property, plant and equipment, net (Notes 1 and 4)	16,097		14,739
Intangible assets, net (Notes 1 and 5)	28,752		18,138
Goodwill (Notes 1 and 5)	22,424		16,138
Deferred taxes on income (Note 8)	4,541		6,540
Other assets	3,417		3,773
Total assets	121,347	[1]	113,644	[1]
Current liabilities:
Loans and notes payable (Note 7)	4,676		6,658
Accounts payable	5,831		5,725
Accrued liabilities	7,299		4,608
Accrued rebates, returns and promotions	2,969		2,637
Accrued compensation and employee related obligations	2,423		2,329
Accrued taxes on income	1,064		854
Total current liabilities	24,262		22,811
Long-term debt	11,489		12,969
Deferred taxes on income (Note 8)	3,136		1,800
Employee related obligations (Notes 9 and 10)	9,082		8,353
Other liabilities	8,552		10,631
Total liabilities	56,521		56,564
Shareholders' equity:
Preferred stock - without par value (authorized and unissued 2,000,000 shares)	0		0
Common stock - par value $1.00 per share (Note 12) (authorized 4,320,000,000 shares; issued 3,119,843,000 shares)	3,120		3,120
Accumulated other comprehensive income (loss) (Note 13)	(5,810)		(5,632)
Retained earnings	85,992		81,251
Stockholders' Equity before Treasury Stock	83,302		78,739
Less: common stock held in treasury, at cost (Note 12) (341,354,000 and 395,480,000 shares)	18,476		21,659
Total shareholders' equity	64,826		57,080
Total liabilities and shareholders' equity	$ 121,347		$ 113,644

[1]	Long-lived assets include property, plant and equipment, net for 2012, 2011 and 2010 of $16,097, $14,739 and $14,553, respectively, and intangible assets and goodwill, net for 2012, 2011 and 2010 of $51,176, $34,276 and $32,010, respectively.

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Current assets:
Allowances for doubtful accounts	$ 466	$ 361
Shareholders' equity:
Preferred Stock, Par or Stated Value Per Share	$ 0
Preferred Stock, Shares Authorized	2,000,000	2,000,000
Preferred Stock, Shares Issued	2,000,000	2,000,000
Common stock, par value per share	$ 1	$ 1
Common stock, shares authorized	4,320,000,000	4,320,000,000
Common stock, shares issued	3,119,843,000	3,119,843,000
Treasury stock, shares	341,354,000	395,480,000

Consolidated Statements of Earnings (USD $) In Millions, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 30, 2012		Jan. 01, 2012		Jan. 02, 2011
Sales to customers	$ 67,224		$ 65,030		$ 61,587
Cost of products sold	21,658		20,360		18,792
Gross profit	45,566		44,670		42,795
Selling, marketing and administrative expenses	20,869		20,969		19,424
Research and development expense	7,665		7,548		6,844
In-process research and development	1,163		0		0
Interest income	(64)		(91)		(107)
Interest expense, net of portion capitalized	532		571		455
Other (income) expense, net	1,626		2,743		(768)
Restructuring expense	0		569		0
Earnings before provision for taxes on income	13,775	[1]	12,361	[2]	16,947	[3]
Provision for taxes on income	3,261		2,689		3,613
Net Earnings	10,514		9,672		13,334
Add: Net Loss Attributable to Noncontrolling Interest	339		0		0
Net earnings attributable to Johnson & Johnson	$ 10,853		$ 9,672		$ 13,334
Net earnings per share attributable to Johnson & Johnson
Basic	$ 3.94		$ 3.54		$ 4.85
Diluted	$ 3.86		$ 3.49		$ 4.78
Cash dividends per share	$ 2.4		$ 2.25		$ 2.11
Average shares outstanding
Basic	2,753.3		2,736		2,751.4
Diluted	2,812.6		2,775.3		2,788.8

[1]	Includes $1,218 million of net litigation expense, which includes product liability, comprised of $658 million and $560 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $1,163 million of in-process research and development expense, comprised of $1,111 million and $52 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $795 million of Synthes integration/transaction costs in the Medical Devices and Diagnostics segment. Includes $909 million of asset write-downs and other adjustments, comprised of $499 million, $264 million and $146 million in the Pharmaceutical, Consumer and Medical Devices and Diagnostics segments, respectively. The Medical Devices and Diagnostics segment also includes $110 million expense for the cost associated with the DePuy ASR™ Hip program.
[2]	Includes $3,310 million of net litigation expense, which includes product liability, comprised of $1,741 million and $1,569 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $656 million of net restructuring expense, comprised of $676 million expense in the Medical Devices and Diagnostics segment and a gain of $20 million in the Pharmaceutical segment. The Medical Devices and Diagnostics segment also includes $521 million expense for the cost associated with the DePuy ASR™ Hip program.
[3]	Includes $397 million of net litigation gain, which includes product liability expense, comprised of $447 million expense in the Pharmaceutical segment and a gain of $844 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASR™ Hip program.

Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Net Earnings	$ 10,514	$ 9,672	$ 13,334
Other Comprehensive Income (Loss), net of tax
Foreign currency translation	1,230	(557)	(461)
Securities
Unrealized holding gain (loss) arising during period	(248)	565	99
Reclassification to earnings	(5)	(141)	(45)
Net change	(253)	424	54
Employee benefit plans
Prior service cost amortization during period	2	5	4
Prior service cost current year	(8)	15	0
Gain (loss) amortization during period	370	246	188
Gain (loss) - current year	(1,643)	(1,984)	(203)
Effect of exchange rates	(52)	18	(10)
Net change	(1,331)	(1,700)	(21)
Derivatives & hedges
Unrealized gain (loss) arising during period	52	(500)	(333)
Reclassifications to earnings	124	232	288
Net change	176	(268)	(45)
Other Comprehensive Income (Loss)	(178)	(2,101)	(473)
Total comprehensive income	10,336	7,571	12,861
Comprehensive Loss Attributable To Noncontrolling Interest, net of tax	339	0	0
Comprehensive Income Attributable To Johnson & Johnson	$ 10,675	$ 7,571	$ 12,861

Consolidated Statements of Comprehensive Income (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Securities	$ 136	$ 228	$ 29
Employee Benefits	653	915	11
Derivatives & Hedges	$ 95	$ 144	$ 25

Consolidated Statements of Equity (USD $) In Millions	Total		Retained Earnings	Accumulated Other Comprehensive Income	Common Stock Issued Amount	Treasury Stock Amount	Synthes, Inc [Member]	Synthes, Inc [Member] Retained Earnings	Synthes, Inc [Member] Treasury Stock Amount
Beginning Balance at Jan. 03, 2010	$ 50,588		$ 70,306	$ (3,058)	$ 3,120	$ (19,780)
Net earnings attributable to Johnson & Johnson	13,334		13,334
Cash dividends paid	(5,804)		(5,804)
Employee compensation and stock option plans	1,731		(63)			1,794
Stock Issued During Period, Value, Acquisitions							0
Repurchase of common stock	(2,797)					(2,797)
Other comprehensive income, net of tax:	(473)			(473)
Ending Balance at Jan. 02, 2011	56,579		77,773	(3,531)	3,120	(20,783)
Net earnings attributable to Johnson & Johnson	9,672		9,672
Cash dividends paid	(6,156)		(6,156)
Employee compensation and stock option plans	1,760		111			1,649
Stock Issued During Period, Value, Acquisitions							0
Repurchase of common stock	(2,525)					(2,525)
Other	(149)		(149)
Other comprehensive income, net of tax:	(2,101)			(2,101)
Ending Balance at Jan. 01, 2012	57,080		81,251	(5,632)	3,120	(21,659)
Net earnings attributable to Johnson & Johnson	10,853		10,853
Cash dividends paid	(6,614)		(6,614)
Employee compensation and stock option plans	3,269		19			3,250
Stock Issued During Period, Value, Acquisitions							13,335	483	12,852
Repurchase of common stock	(12,919)	[1]				(12,919)
Other comprehensive income, net of tax:	(178)			(178)
Ending Balance at Dec. 30, 2012	$ 64,826		$ 85,992	$ (5,810)	$ 3,120	$ (18,476)

[1]	Includes repurchase of common stock associated with the acquisition of Synthes, Inc.

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
CASH FLOW FROM OPERATING ACTIVITIES
Net Earnings	$ 10,514	$ 9,672	$ 13,334
Adjustments to reconcile net earnings to cash flows from operating activities:
Depreciation and amortization of property and intangibles	3,666	3,158	2,939
Stock based compensation	662	621	614
Noncontrolling interest	339	0	0
Asset write-downs and impairments	2,131	160	0
Deferred tax provision	(39)	(836)	356
Accounts receivable allowances	92	32	12
Changes in assets and liabilities, net of effects from acquisitions:
Increase in accounts receivable	(9)	(915)	(207)
Increase in inventories	(1)	(715)	(196)
Increase in accounts payable and accrued liabilities	2,768	493	20
Increase in other current and non-current assets	(2,172)	(1,785)	(574)
(Decrease)/Increase in other current and non-current liabilities	(2,555)	4,413	87
NET CASH FLOWS FROM OPERATING ACTIVITIES	15,396	14,298	16,385
CASH FLOWS FROM INVESTING ACTIVITIES
Additions to property, plant and equipment	(2,934)	(2,893)	(2,384)
Proceeds from the disposal of assets	1,509	1,342	524
Acquisitions, net of cash acquired	(4,486)	(2,797)	(1,269)
Purchases of investments	(13,434)	(29,882)	(15,788)
Sales of investments	14,797	30,396	11,101
Other (primarily intangibles)	38	(778)	(38)
NET CASH USED BY INVESTING ACTIVITIES	(4,510)	(4,612)	(7,854)
CASH FLOWS FROM FINANCING ACTIVITIES
Dividends to shareholders	(6,614)	(6,156)	(5,804)
Repurchase of common stock	(12,919)	(2,525)	(2,797)
Proceeds from short-term debt	3,268	9,729	7,874
Retirement of short-term debt	(6,175)	(11,200)	(6,565)
Proceeds from long-term debt	45	4,470	1,118
Retirement of long-term debt	(804)	(16)	(32)
Proceeds from the exercise of stock options/excess tax benefits	2,720	1,246	1,226
Other	(83)	0	0
NET CASH USED BY FINANCING ACTIVITIES	(20,562)	(4,452)	(4,980)
Effect of exchange rate changes on cash and cash equivalents	45	(47)	(6)
(Decrease)/increase in cash and cash equivalents	(9,631)	5,187	3,545
Cash and Cash equivalents, beginning of period	24,542	19,355	15,810
CASH AND CASH EQUIVALENTS, END OF PERIOD	14,911	24,542	19,355
Supplemental schedule of non-cash investing and financing activities
Interest Paid	616	576	491
Income Taxes Paid	2,507	2,970	2,442
Treasury Stock Issued For Employee Compensation And Stock Option Plans Net Of Cash Proceeds	615	433	673
Debt Conversion, Converted Instrument, Amount	0	1	1
Acquisitions
Fair value of assets acquired	19,025	3,025	1,321
Fair value of liabilities assumed and non-controlling interests	(1,204)	(228)	(52)
Net fair value of acquisitions	17,821	2,797	1,269
Net cash paid for aquisitions	4,486	2,797	1,269
Synthes, Inc [Member]
Acquisitions
Issuance of common stock associated with the acquisition of Synthes	$ 13,335	$ 0	$ 0

Summary of Significant Accounting Policies	12 Months Ended
Dec. 30, 2012
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Principles of Consolidation
The consolidated financial statements include the accounts of Johnson & Johnson and its subsidiaries (the Company). Intercompany accounts and transactions are eliminated.
Description of the Company And Business Segments
The Company has approximately 127,600 employees worldwide engaged in the research and development, manufacture and sale of a broad range of products in the health care field. The Company conducts business in virtually all countries of the world and its primary focus is on products related to human health and well-being.
The Company is organized into three business segments: Consumer, Pharmaceutical and Medical Devices and Diagnostics. The Consumer segment includes a broad range of products used in the baby care, skin care, oral care, wound care and women’s health fields, as well as nutritional and over-the-counter pharmaceutical products and wellness and prevention platforms. These products are marketed to the general public and sold both to retail outlets and distributors throughout the world. The Pharmaceutical segment includes products in the following areas: anti-infective, antipsychotic, contraceptive, gastrointestinal, hematology, immunology, infectious diseases, neurology, oncology, pain management, thrombosis and vaccines. These products are distributed directly to retailers, wholesalers and health care professionals for prescription use. The Medical Devices and Diagnostics segment includes a broad range of products distributed to wholesalers, hospitals and retailers, used principally in the professional fields by physicians, nurses, hospitals and clinics. These include products to treat cardiovascular disease; orthopaedic and neurological products; blood glucose monitoring and insulin delivery products; general surgery, biosurgical, and energy products; professional diagnostic products; infection prevention products; and disposable contact lenses.

New Accounting Pronouncements
Recently Adopted Accounting Pronouncements
During the fiscal first quarter of 2012, the Company adopted the Financial Accounting Standards Board (FASB) guidance and amendments issued related to goodwill impairment testing. Under the amendments in this update, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test. This update became effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of this standard did not have a material impact on the Company’s results of operations, cash flows or financial position.
During the fiscal first quarter of 2012, the Company adopted the FASB amendment to the disclosure requirements for presentation of comprehensive income. The amendment requires that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance became effective retrospectively for the interim periods and annual periods beginning after December 15, 2011.
During the fiscal first quarter of 2012, the Company adopted the FASB amendments to disclosure requirements for fair value measurement. These amendments result in convergence of fair value measurement and disclosure requirements between U.S. Generally Accepted Accounting Principles (GAAP) and International Financial Reporting Standards (IFRS). This guidance became effective prospectively for the interim periods and annual periods beginning after December 15, 2011. The adoption of this standard did not have a material impact on the Company’s results of operations, cash flows or financial position.
Recently Issued Accounting Standards
Not Adopted as of December 30, 2012
During the fiscal third quarter of 2012, the FASB issued guidance and amendments related to testing indefinite lived intangible assets for impairment. Under the amendments in this update, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to determine the fair value. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test. An entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. This update became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. However, early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.
In February 2013, the FASB issued guidance related to additional reporting and disclosure of amounts reclassified out of accumulated other comprehensive income (OCI). Under this new guidance, companies will be required to disclose the amount of income (or loss) reclassified out of OCI to each respective line item on the income statement of where net income is presented. The guidance allows companies to elect whether to disclose the reclassification either in the notes to the financial statements, or on the face of the income statement. This update is effective for annual and interim reporting periods for fiscal years beginning after December 15, 2012. The adoption of this standard is not expected have a material impact on the Company’s results of operations, cash flows or financial position.
Cash Equivalents
The Company considers securities with maturities of three months or less, when purchased, to be cash equivalents.
Investments
Short-term marketable securities are carried at cost, which approximates fair value. Investments classified as available-for-sale are carried at estimated fair value with unrealized gains and losses recorded as a component of accumulated other comprehensive income. Long-term debt securities that the Company has the ability and intent to hold until maturity are carried at amortized cost. Management determines the appropriate classification of its investment in debt and equity securities at the time of purchase and re-evaluates such determination at each balance sheet date. The Company periodically reviews its investments in equity securities for impairment and adjusts these investments to their fair value when a decline in market value is deemed to be other than temporary. If losses on these securities are considered to be other than temporary, the loss is recognized in earnings.
Property, Plant and Equipment and Depreciation
Property, plant and equipment are stated at cost. The Company utilizes the straight-line method of depreciation over the estimated useful lives of the assets:

Building and building equipment	20 - 30 years
Land and leasehold improvements	10 - 20 years
Machinery and equipment	2 - 13 years

The Company capitalizes certain computer software and development costs, included in machinery and equipment, when incurred in connection with developing or obtaining computer software for internal use. Capitalized software costs are amortized over the estimated useful lives of the software, which generally range from 3 to 8 years.
The Company reviews long-lived assets to assess recoverability using undiscounted cash flows. When certain events or changes in operating or economic conditions occur, an impairment assessment may be performed on the recoverability of the carrying value of these assets. If the asset is determined to be impaired, the loss is measured based on the difference between the asset’s fair value and its carrying value. If quoted market prices are not available, the Company will estimate fair value using a discounted value of estimated future cash flows.
Revenue Recognition
The Company recognizes revenue from product sales when the goods are shipped or delivered and title and risk of loss pass to the customer. Provisions for certain rebates, sales incentives, trade promotions, coupons, product returns and discounts to customers are accounted for as reductions in sales in the same period the related sales are recorded.
Product discounts granted are based on the terms of arrangements with direct, indirect and other market participants, as well as market conditions, including prices charged by competitors. Rebates, the largest being the Medicaid rebate provision, are estimated based on contractual terms, historical experience, trend analysis and projected market conditions in the various markets served. The Company evaluates market conditions for products or groups of products primarily through the analysis of wholesaler and other third-party sell-through and market research data, as well as internally generated information.
Sales returns are generally estimated and recorded based on historical sales and returns information. Products that exhibit unusual sales or return patterns due to dating, competition or other marketing matters are specifically investigated and analyzed as part of the accounting for sales returns accruals.
Sales returns allowances represent a reserve for products that may be returned due to expiration, destruction in the field, or in specific areas, product recall. The returns reserve is based on historical return trends by product and by market as a percent to gross sales. In accordance with the Company’s accounting policies, the Company generally issues credit to customers for returned goods. The Company’s sales returns reserves are accounted for in accordance with U.S. GAAP guidance for revenue recognition when right of return exists. Sales returns reserves are recorded at full sales value. Sales returns in the Consumer and Pharmaceutical segments are almost exclusively not resalable. Sales returns for certain franchises in the Medical Devices and Diagnostics segment are typically resalable but are not material. The Company rarely exchanges products from inventory for returned products. The sales returns reserve for the total Company has ranged between 1.0% and 1.2% of annual sales to customers during the fiscal reporting years 2012, 2011 and 2010.
Promotional programs, such as product listing allowances and cooperative advertising arrangements, are recorded in the year incurred. Continuing promotional programs include coupons and volume-based sales incentive programs. The redemption cost of consumer coupons is based on historical redemption experience by product and value. Volume-based incentive programs are based on the estimated sales volumes for the incentive period and are recorded as products are sold. The Company also earns service revenue for co-promotion of certain products and includes it in sales to customers. These arrangements are evaluated to determine the appropriate amounts to be deferred.
Shipping and Handling
Shipping and handling costs incurred were $1,051 million, $1,022 million and $945 million in 2012, 2011 and 2010, respectively, and are included in selling, marketing and administrative expense. The amount of revenue received for shipping and handling is less than 0.5% of sales to customers for all periods presented.
Inventories
Inventories are stated at the lower of cost or market determined by the first-in, first-out method.
Intangible Assets and Goodwill
The authoritative literature on U.S. GAAP requires that goodwill and intangible assets with indefinite lives be assessed annually for impairment. The Company completed the annual impairment test for 2012 in the fiscal fourth quarter. Future impairment tests will be performed annually in the fiscal fourth quarter, or sooner if warranted, as was the case for certain indefinite lived intangible assets in the fiscal second and third quarters of 2012. Purchased in-process research and development is accounted for as an indefinite lived intangible asset until the underlying project is completed, at which point the intangible asset will be accounted for as a definite lived intangible asset, or abandoned, at which point the intangible asset will be written off or partially impaired.
Intangible assets that have finite useful lives continue to be amortized over their useful lives, and are reviewed for impairment when warranted by economic conditions. See Note 5 for further details on Intangible Assets and Goodwill.
Financial Instruments
As required by U.S. GAAP, all derivative instruments are recorded on the balance sheet at fair value. Fair value is the exit price that would be received to sell an asset or paid to transfer a liability. Fair value is a market-based measurement determined using assumptions that market participants would use in pricing an asset or liability. The authoritative literature establishes a three-level hierarchy to prioritize the inputs used in measuring fair value, with Level 1 having the highest priority and Level 3 having the lowest. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction, and if so, the type of hedge transaction.
The Company documents all relationships between hedged items and derivatives. The overall risk management strategy includes reasons for undertaking hedge transactions and entering into derivatives. The objectives of this strategy are: (1) minimize foreign currency exposure’s impact on the Company’s financial performance; (2) protect the Company’s cash flow from adverse movements in foreign exchange rates; (3) ensure the appropriateness of financial instruments; and (4) manage the enterprise risk associated with financial institutions. See Note 6 for additional information on Financial Instruments.
Product Liability
Accruals for product liability claims are recorded, on an undiscounted basis, when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on existing information. The accruals are adjusted periodically as additional information becomes available.
As a result of cost and availability factors, effective November 1, 2005, the Company ceased purchasing third-party product liability insurance. The Company has self insurance through a wholly-owned captive insurance company and is insured up to certain limits. In addition to accruals in the self insurance program, claims that exceed the insurance coverage are accrued when losses are probable and amounts can be reasonably estimated. Based on the availability of prior coverage, receivables for insurance recoveries related to product liability claims are recorded on an undiscounted basis, when it is probable that a recovery will be realized. As appropriate, reserves against these receivables are recorded for estimated amounts that may not be collected from third-party insurers.
Concentration of Credit Risk
Global concentration of credit risk with respect to trade accounts receivables continues to be limited due to the large number of customers globally and adherence to internal credit policies and credit limits. Recent economic challenges in Italy, Spain, Greece and Portugal (the Southern European Region) have impacted certain payment patterns, which have historically been longer than those experienced in the U.S. and other international markets. The total net trade accounts receivable balance in the Southern European Region was approximately $2.1 billion as of December 30, 2012 and approximately $2.4 billion as of January 1, 2012. Approximately $1.2 billion as of December 30, 2012 and approximately $1.4 billion as of January 1, 2012 of the Southern European Region net trade accounts receivable balance related to the Company's Consumer, Vision Care and Diabetes Care businesses as well as certain Pharmaceutical and Medical Devices and Diagnostics customers which are in line with historical collection patterns.
The remaining balance of net trade accounts receivable in the Southern European Region has been negatively impacted by the timing of payments from certain government owned or supported health care customers as well as certain distributors of the Pharmaceutical and Medical Devices and Diagnostics local affiliates. The total net trade accounts receivable balance for these customers were approximately $0.9 billion at December 30, 2012 and $1.0 billion at January 1, 2012. The Company continues to receive payments from these customers and in some cases late payment premiums. For customers where payment is expected over periods of time longer than one year, revenue and trade receivables have been discounted over the estimated period of time for collection. Allowances for doubtful accounts have been increased for these customers, but have been immaterial to date. The Company will continue to work closely with these customers on payment plans, monitor the economic situation and take appropriate actions as necessary.
Research and Development
Research and development expenses are expensed as incurred. Upfront and milestone payments made to third parties in connection with research and development collaborations are expensed as incurred up to the point of regulatory approval. Payments made to third parties subsequent to regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments are included in other intangibles, net of accumulated amortization.
The Company enters into collaborative arrangements, typically with other pharmaceutical or biotechnology companies, to develop and commercialize drug candidates or intellectual property. These arrangements typically involve two (or more) parties who are active participants in the collaboration and are exposed to significant risks and rewards dependent on the commercial success of the activities. These collaborations usually involve various activities by one or more parties, including research and development, marketing and selling and distribution. Often, these collaborations require upfront, milestone and royalty or profit share payments, contingent upon the occurrence of certain future events linked to the success of the asset in development. Amounts due from collaborative partners related to development activities are generally reflected as a reduction of research and development expense because the performance of contract development services is not central to the Company’s operations. In general, the income statement presentation for these collaborations is as follows:

Nature/Type of Collaboration	Statement of Earnings Presentation
Third-party sale of product	Sales to customers
Royalties/milestones paid to collaborative partner (post-regulatory approval)*	Cost of goods sold
Royalties received from collaborative partner	Other income (expense), net
Upfront payments & milestones paid to collaborative partner (pre-regulatory approval)	Research and development expense
Research and development payments to collaborative partner	Research and development expense
Research and development payments received from collaborative partner	Reduction of Research and development expense

*	Milestones are capitalized as intangible assets and amortized to cost of goods sold over the useful life.

For all years presented, there was no individual project that represented greater than 5% of the total annual consolidated research and development expense.
Advertising
Costs associated with advertising are expensed in the year incurred and are included in selling, marketing and administrative expenses. Advertising expenses worldwide, which comprised television, radio, print media and Internet advertising, were $2.3 billion, $2.6 billion and $2.5 billion in 2012, 2011 and 2010, respectively.
Income Taxes
Income taxes are recorded based on amounts refundable or payable for the current year and include the results of any difference between U.S. GAAP accounting and tax reporting, recorded as deferred tax assets or liabilities. The Company estimates deferred tax assets and liabilities based on current tax regulations and rates. Changes in tax laws and rates may affect recorded deferred tax assets and liabilities in the future.
The Company has unrecognized tax benefits for uncertain tax positions. The Company follows U.S. GAAP which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Management believes that changes in these estimates would not have a material effect on the Company's results of operations, cash flows or financial position.
At December 30, 2012 and January 1, 2012, the cumulative amounts of undistributed international earnings were approximately $49.0 billion and $41.6 billion, respectively. At December 30, 2012 and January 1, 2012, the Company's foreign subsidiaries held balances of cash and cash equivalents in the amounts of $14.8 billion and $24.5 billion, respectively. The Company has not provided deferred taxes on the undistributed earnings from certain international subsidiaries where the earnings are considered to be permanently reinvested. The Company intends to continue to reinvest these earnings in international operations. If the Company decided at a later date to repatriate these earnings to the U.S., the Company would be required to provide for the net tax effects on these amounts. The Company does not determine the deferred tax liability associated with these undistributed earnings, as such determination is not practicable.
See Note 8 to the Consolidated Financial Statements for further information regarding income taxes.
Net Earnings Per Share
Basic earnings per share is computed by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities were exercised or converted into common stock using the treasury stock method.
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported. Estimates are used when accounting for sales discounts, rebates, allowances and incentives, product liabilities, income taxes, depreciation, amortization, employee benefits, contingencies and intangible asset and liability valuations. Actual results may or may not differ from those estimates.
The Company follows the provisions of U.S. GAAP when recording litigation related contingencies. A liability is recorded when a loss is probable and can be reasonably estimated. The best estimate of a loss within a range is accrued; however, if no estimate in the range is better than any other, the minimum amount is accrued.
Annual Closing Date
The Company follows the concept of a fiscal year, which ends on the Sunday nearest to the end of the month of December. Normally each fiscal year consists of 52 weeks, but every five or six years the fiscal year consists of 53 weeks, as was the case in 2009, and will be the case again in 2015.
Reclassification
Certain prior period amounts have been reclassified to conform to current year presentation.

Cash, Cash Equivalents and Current Marketable Securities	12 Months Ended
Dec. 30, 2012
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Current Marketable Securities
Cash, Cash Equivalents and Current Marketable Securities
At the end of 2012 and 2011, cash, cash equivalents and current marketable securities were comprised of:

(Dollars in Millions)	2012	2011
Cash	$3,032	2,709
Government securities and obligations	15,323	27,017
Corporate debt securities	622	489
Money market funds	1,406	1,590
Time deposits	706	456
Total cash, cash equivalents and current marketable securities	$21,089	32,261

The estimated fair value was the same as the amortized cost as of December 30, 2012. The estimated fair value was $32,262 million as of January 1, 2012 reflecting a $1 million unrealized gain in government securities and obligations.
As of December 30, 2012, current marketable securities consisted of $5,726 million and $452 million of government securities and obligations, and corporate debt securities, respectively.
As of January 1, 2012, current marketable securities consisted of $7,545 million and $174 million of government securities and obligations, and corporate debt securities, respectively.
Fair value of government securities and obligations and corporate debt securities were estimated using quoted broker prices and significant other observable inputs.
The Company invests its excess cash in both deposits with major banks throughout the world and other high-quality money market instruments. The Company has a policy of making investments only with commercial institutions that have at least an A (or equivalent) credit rating.

Inventories	12 Months Ended
Dec. 30, 2012
Inventory Disclosure [Abstract]
INVENTORIES
Inventories
At the end of 2012 and 2011, inventories were comprised of:

(Dollars in Millions)	2012	2011
Raw materials and supplies	$1,416	1,206
Goods in process	2,262	1,637
Finished goods	3,817	3,442
Total inventories	$7,495	6,285

As of December 30, 2012, the remaining inventory step-up related to the Synthes, Inc. acquisition is approximately $150 million.

Property, Plant and Equipment	12 Months Ended
Dec. 30, 2012
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment
Property, Plant and Equipment
At the end of 2012 and 2011, property, plant and equipment at cost and accumulated depreciation were:

(Dollars in Millions)	2012	2011
Land and land improvements	$793	754
Buildings and building equipment	10,046	9,389
Machinery and equipment	21,075	19,182
Construction in progress	2,740	2,504
Total property, plant and equipment, gross	$34,654	31,829
Less accumulated depreciation	18,557	17,090
Total property, plant and equipment, net	$16,097	14,739

The Company capitalizes interest expense as part of the cost of construction of facilities and equipment. Interest expense capitalized in 2012, 2011 and 2010 was $115 million, $84 million and $73 million, respectively.
Depreciation expense, including the amortization of capitalized interest in 2012, 2011 and 2010, was $2.5 billion, $2.3 billion and $2.2 billion, respectively.
Upon retirement or other disposal of property, plant and equipment, the costs and related amounts of accumulated depreciation or amortization are eliminated from the asset and accumulated depreciation accounts, respectively. The difference, if any, between the net asset value and the proceeds are recorded in earnings.

Intangible Assets and Goodwill	12 Months Ended
Dec. 30, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
INTANGIBLE ASSETS AND GOODWILL
Intangible Assets and Goodwill
At the end of 2012 and 2011, the gross and net amounts of intangible assets were:

(Dollars in Millions)	2012	2011
Intangible assets with definite lives:
Patents and trademarks — gross	$8,890	7,947
Less accumulated amortization	3,416	2,976
Patents and trademarks — net	$5,474	4,971
Customer relationships and other intangibles — gross	$18,755	8,716
Less accumulated amortization	4,030	3,432
Customer relationships and other intangibles — net	$14,725	5,284
Intangible assets with indefinite lives:
Trademarks	$7,648	6,034
Purchased in-process research and development	905	1,849
Total intangible assets with indefinite lives	$8,553	7,883
Total intangible assets — net	$28,752	18,138

Goodwill as of December 30, 2012 and January 1, 2012, as allocated by segment of business, was as follows:

(Dollars in Millions)	Consumer	Pharmaceuticals	Med Devices and Diagnostics	Total
Goodwill at January 2, 2011	$8,144	1,225	5,925	15,294
Acquisitions	251	538	198	987
Currency translation/other	(97)	(42)	(4)	(143)
Goodwill at January 1, 2012	$8,298	1,721	6,119	16,138
Acquisitions	10	46	6,045	6,101
Currency translation/other	211	25	(51)	185
Goodwill at December 30, 2012	$8,519	1,792	12,113	22,424

The weighted average amortization periods for patents and trademarks and customer relationships and other intangible assets are 17 years and 24 years, respectively. The amortization expense of amortizable assets was $1,146 million, $852 million and $748 million before tax, for the fiscal years ended December 30, 2012, January 1, 2012 and January 2, 2011, respectively. The estimated amortization expense for the five succeeding years approximates $1,350 million before tax, per year. Amortization expense is included in cost of products sold.

Intangible assets and goodwill increased by $12.9 billion and $6.0 billion, respectively, based on the purchase price allocation for the Synthes, Inc. acquisition. See Note 20 to the Consolidated Financial Statements for additional details on the Synthes, Inc. acquisition. The increase in intangible assets was partially offset by $0.8 billion in intangible asset write-downs and a $1.2 billion impairment of purchased in-process research and development, primarily related to the discontinuation of the Phase III clinical development of bapineuzumab IV and the partial impairment related to the Crucell vaccine business.

Fair Value Measurements	12 Months Ended
Dec. 30, 2012
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
Fair Value Measurements
The Company uses forward exchange contracts to manage its exposure to the variability of cash flows, primarily related to the foreign exchange rate changes of future intercompany product and third-party purchases of raw materials denominated in foreign currency. The Company also uses cross currency interest rate swaps to manage currency risk primarily related to borrowings. Both types of derivatives are designated as cash flow hedges. The Company also uses forward exchange contracts to manage its exposure to the variability of cash flows for repatriation of foreign dividends. These contracts are designated as net investment hedges. Additionally, the Company uses forward exchange contracts to offset its exposure to certain foreign currency assets and liabilities. These forward exchange contracts are not designated as hedges and therefore, changes in the fair values of these derivatives are recognized in earnings, thereby offsetting the current earnings effect of the related foreign currency assets and liabilities. The Company does not enter into derivative financial instruments for trading or speculative purposes, or contain credit risk related contingent features or requirements to post collateral. On an ongoing basis, the Company monitors counterparty credit ratings. The Company considers credit non-performance risk to be low, because the Company enters into agreements with commercial institutions that have at least an A (or equivalent) credit rating. As of December 30, 2012, the Company had notional amounts outstanding for forward foreign exchange contracts and cross currency interest rate swaps of $26.0 billion and $2.4 billion, respectively.
All derivative instruments are recorded on the balance sheet at fair value. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction, and if so, the type of hedge transaction.
The designation as a cash flow hedge is made at the entrance date into the derivative contract. At inception, all derivatives are expected to be highly effective. Changes in the fair value of a derivative that is designated as a cash flow hedge and is highly effective are recorded in accumulated other comprehensive income until the underlying transaction affects earnings, and are then reclassified to earnings in the same account as the hedged transaction. Gains/losses on net investment hedges are accounted for through the currency translation account and are insignificant. On an ongoing basis, the Company assesses whether each derivative continues to be highly effective in offsetting changes in the cash flows of hedged items. If and when a derivative is no longer expected to be highly effective, hedge accounting is discontinued. Hedge ineffectiveness, if any, is included in current period earnings in Other (income) expense, net.
As of December 30, 2012, the balance of deferred net gains on derivatives included in accumulated other comprehensive income was $8 million after-tax. For additional information, see the Consolidated Statements of Comprehensive Income and Note 13. The Company expects that substantially all of the amount related to foreign exchange contracts will be reclassified into earnings over the next 12 months as a result of transactions that are expected to occur over that period. The maximum length of time over which the Company is hedging transaction exposure is 18 months, excluding interest rate swaps. The amount ultimately realized in earnings will differ as foreign exchange rates change. Realized gains and losses are ultimately determined by actual exchange rates at maturity of the derivative.
The following table is a summary of the activity related to designated derivatives for the fiscal years ended December 30, 2012 and January 1, 2012:

(Dollars in Millions)	Gain/(Loss) recognized in Accumulated OCI(1)		Gain/(Loss) reclassified from Accumulated OCI into income(1)		Gain/(Loss) Recognized in Other income/expense(2)
Cash Flow Hedges by Income Statement Caption	2012	2011	2012	2011	2012	2011
Sales to customers (3)	$45	(60)	(58)	(9)	(1)	(1)
Cost of products sold (3)	103	(103)	(98)	(154)	(4)	2
Research and development expense (3)	(42)	24	19	(22)	(1)	(1)
Interest (income)/Interest expense, net (4)	11	(406)	(16)	(45)	—	—
Other (income) expense, net (3)	(65)	45	29	(2)	—	1
Total	$52	(500)	(124)	(232)	(6)	1
All amounts shown in the table above are net of tax.

(1)	Effective portion

(2)	Ineffective portion

(3)	Foreign exchange contracts

(4)	Cross currency interest rate swaps

For the fiscal years ended December 30, 2012 and January 1, 2012, a gain of $48 million and a loss of $23 million, respectively, was recognized in Other (income) expense, net, relating to foreign exchange contracts not designated as hedging instruments.
Fair value is the exit price that would be received to sell an asset or paid to transfer a liability. Fair value is a market-based measurement determined using assumptions that market participants would use in pricing an asset or liability. The authoritative literature establishes a three-level hierarchy to prioritize the inputs used in measuring fair value. The levels within the hierarchy are described below with Level 1 having the highest priority and Level 3 having the lowest.
The fair value of a derivative financial instrument (i.e., forward exchange contract, currency swap) is the aggregation by currency of all future cash flows discounted to its present value at the prevailing market interest rates and subsequently converted to the U.S. Dollar at the current spot foreign exchange rate. The Company does not believe that fair values of these derivative instruments materially differ from the amounts that could be realized upon settlement or maturity, or that the changes in fair value will have a material effect on the Company’s results of operations, cash flows or financial position. The Company also holds equity investments that are classified as Level 1 as they are traded in an active exchange market. The Company did not have any other significant financial assets or liabilities which would require revised valuations under this standard that are recognized at fair value.
The following three levels of inputs are used to measure fair value:
Level 1 — Quoted prices in active markets for identical assets and liabilities.
Level 2 — Significant other observable inputs.
Level 3 — Significant unobservable inputs.

The Company’s significant financial assets and liabilities measured at fair value as of December 30, 2012 and January 1, 2012 were as follows:

				2012	2011
(Dollars in Millions)	Level 1	Level 2	Level 3	Total	Total (1)
Derivatives designated as hedging instruments:
Assets:
Foreign exchange contracts	$—	423	—	423	442
Cross currency interest rate swaps (2)	—	98	—	98	15
Total	—	521	—	521	457
Liabilities:
Foreign exchange contracts	—	252	—	252	452
Cross currency interest rate swaps (3)	—	10	—	10	594
Total	—	262	—	262	1,046
Derivatives not designated as hedging instruments:
Assets:
Foreign exchange contracts	—	75	—	75	29
Swiss Franc Option (4)	—	—	—	—	17
Total	—	75	—	75	46
Liabilities:
Foreign exchange contracts	—	23	—	23	34
Other investments (5)	$1,247	—	—	1,247	1,563

(1)	2011 assets and liabilities are all classified as Level 2 with the exception of Other investments of $1,563 million, which are classified as Level 1.

(2)	Includes $96 million and $15 million of non-current assets for the fiscal years ending December 30, 2012 and January 1, 2012, respectively.

(3)
Includes $4 million and $594 million of non-current liabilities for the fiscal years ending December 30, 2012 and January 1, 2012, respectively. Cross currency interest rate swaps related to outstanding EUR and GBP notes, matured in November 2012.  The swaps were settled at fair market value and replaced with new swaps.

(4)	Currency option related to the acquisition of Synthes, Inc., which expired in January 2012.

(5)	Classified as non-current other assets.

See Notes 2 and 7 for financial assets and liabilities held at carrying amount on the Consolidated Balance Sheet.

Borrowings	12 Months Ended
Dec. 30, 2012
Borrowings [Abstract]
Borrowings
Borrowings
The components of long-term debt are as follows:

(Dollars in Millions)	2012		Effective Rate %		2011		Effective Rate %
5.15% Debentures due 2012	$—		—%		599		5.18
0.70% Notes due 2013	500		0.75		500		0.75
3.80% Debentures due 2013	500		3.82		500		3.82
3 month LIBOR+0% FRN due 2013	500		0.31		500		0.46
3 month LIBOR+0.09% FRN due 2014	750		0.40		750		0.55
1.20% Notes due 2014	999		1.24		999		1.24
2.15% Notes due 2016	898		2.22		898		2.22
5.55% Debentures due 2017	1,000		5.55		1,000		5.55
5.15% Debentures due 2018	898		5.15		898		5.15
4.75% Notes due 2019 (1B Euro 1.3275) (2)/ (1B Euro 1.2892) (3)	1,321	(2)	5.83		1,282	(3)	5.35
3% Zero Coupon Convertible Subordinated Debentures due 2020	205		3.00		199		3.00
2.95% Debentures due 2020	542		3.15		541		3.15
3.55% Notes due 2021	446		3.67		446		3.67
6.73% Debentures due 2023	250		6.73		250		6.73
5.50% Notes due 2024 (500MM GBP 1.6169)(2)/(500MM GBP 1.5421) (3)	803	(2)	6.75		765	(3)	5.71
6.95% Notes due 2029	296		7.14		294		7.14
4.95% Debentures due 2033	500		4.95		500		4.95
5.95% Notes due 2037	995		5.99		995		5.99
5.85% Debentures due 2038	700		5.86		700		5.86
4.50% Debentures due 2040	539		4.63		539		4.63
4.85% Notes due 2041	298		4.89		298		4.89
Other	61		—		132		—
	13,001	(4)	4.14	(1)	13,585	(4)	4.08	(1)
Less current portion	1,512				616
	$11,489				12,969

(1)	Weighted average effective rate.

(2)	Translation rate at December 30, 2012.

(3)	Translation rate at January 1, 2012.

(4)	The excess of the fair value over the carrying value of debt was $2.2 billion in 2012 and $2.0 billion in 2011.

Fair value of the non-current debt was estimated using market prices, which were corroborated by quoted broker prices and significant other observable inputs.
The Company has access to substantial sources of funds at numerous banks worldwide. In September 2012 , the Company secured a new 364-day Credit Facility. Total credit available to the Company approximates $10 billion, which expires on September 19, 2013. Interest charged on borrowings under the credit line agreements is based on either bids provided by banks, the prime rate or London Interbank Offered Rates (LIBOR), plus applicable margins. Commitment fees under the agreements are not material.
Throughout 2012, the Company continued to have access to liquidity through the commercial paper market. Short-term borrowings and the current portion of long-term debt amounted to approximately $4.7 billion at the end of 2012, of which $2.4 billion was borrowed under the Commercial Paper Program. The remainder principally represents local borrowing by international subsidiaries.
The Company has a shelf registration with the U.S. Securities and Exchange Commission that enables the Company to issue debt securities and warrants to purchase debt securities on a timely basis.

Aggregate maturities of long-term obligations commencing in 2012 are:

(Dollars in Millions)
2013	2014	2015	2016	2017	After 2017
$1,512	1,789	—	898	1,000	7,802

Income Taxes	12 Months Ended
Dec. 30, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
Income Taxes
The provision for taxes on income consists of:

(Dollars in Millions)	2012	2011	2010
Currently payable:
U.S. taxes	$2,023	2,392	2,063
International taxes	1,277	1,133	1,194
Total currently payable	3,300	3,525	3,257
Deferred:
U.S. taxes	(120)	(690)	(4)
International taxes	81	(146)	360
Total deferred	(39)	(836)	356
Provision for taxes on income	$3,261	2,689	3,613

A comparison of income tax expense at the U.S. statutory rate of 35% in 2012, 2011 and 2010, to the Company’s effective tax rate is as follows:

(Dollars in Millions)	2012	2011	2010
U.S.	$4,664	3,634	6,392
International	9,111	8,727	10,555
Earnings before taxes on income:	$13,775	12,361	16,947
Tax rates:
U.S. statutory rate	35.0%	35.0	35.0
International operations excluding Ireland	(9.8)	(14.0)	(7.5)
Ireland and Puerto Rico operations	(3.9)	(1.8)	(5.1)
Research and orphan drug tax credits	—	(0.8)	(0.6)
U.S. state and local	1.3	2.1	1.0
U.S. manufacturing deduction	(0.9)	(0.8)	(0.5)
U.S. tax on international income	1.1	(0.4)	(0.6)
All other(1)	0.9	2.5	(0.4)
Effective tax rate	23.7%	21.8	21.3

(1) Includes U.S. expenses not fully tax deductible primarily related to litigation expense.
The increase in the 2012 effective tax rate as compared to 2011 was due to lower tax benefits on the impairment of in-process research and development intangible assets in low tax jurisdictions, increases in taxable income in higher tax jurisdictions relative to lower tax jurisdictions and the exclusion of the benefit of the U.S. Research & Development (R&D) tax credit and the CFC look-through provisions from the 2012 fiscal year financial results. The R&D tax credit and the CFC look-through provisions were enacted into law in 2013 and were retroactive to January 1, 2012. The entire benefit of the R&D tax credit and the CFC look-through provisions will be reflected in the 2013 fiscal year financial results. The increase in the 2011 tax rate as compared to 2010 was primarily due to certain U.S. expenses which are not fully tax deductible and higher U.S. state taxes partially offset by increases in taxable income in lower tax jurisdictions relative to higher tax jurisdictions.

Temporary differences and carryforwards for 2012 and 2011 were as follows:

	2012 Deferred Tax		2011 Deferred Tax
(Dollars in Millions)	Asset	Liability	Asset	Liability
Employee related obligations	$3,343		3,028
Stock based compensation	1,199		1,358
Depreciation		(933)		(865)
Non-deductible intangibles		(6,261)		(2,997)
International R&D capitalized for tax	1,599		1,509
Reserves & liabilities	1,908		1,527
Income reported for tax purposes	726		903
Net operating loss carryforward international	1,117		1,183
Miscellaneous international	1,291	(371)	1,261	(422)
Miscellaneous U.S.	915		817
Total deferred income taxes	$12,098	(7,565)	11,586	(4,284)

The difference between the net deferred tax on income per the balance sheet and the net deferred tax above is included in taxes on income on the balance sheet. The Company has wholly-owned international subsidiaries that have cumulative net losses. The Company believes that it is more likely than not that these subsidiaries will realize future taxable income sufficient to utilize these deferred tax assets.
The following table summarizes the activity related to unrecognized tax benefits:

(Dollars in Millions)	2012	2011	2010
Beginning of year	$2,699	2,307	2,403
Increases related to current year tax positions	538	402	465
Increases related to prior period tax positions	57	87	68
Decreases related to prior period tax positions	(41)	(77)	(431)
Settlements	(120)	(16)	(186)
Lapse of statute of limitations	(79)	(4)	(12)
End of year	$3,054	2,699	2,307

The unrecognized tax benefits of $3.1 billion at December 30, 2012, if recognized, would affect the Company’s annual effective tax rate. The Company conducts business and files tax returns in numerous countries and currently has tax audits in progress with a number of tax authorities. The U.S. Internal Revenue Service (IRS) has completed its audit for the tax years through 2005; however, there are a limited number of issues remaining open for prior tax years going back to 1999. In other major jurisdictions where the Company conducts business, the years remain open generally back to the year 2003. The Company believes it is possible that audits may be completed by tax authorities in some jurisdictions over the next twelve months.  However, the Company is not able to provide a reasonably reliable estimate of the timing of any other future tax payments relating to uncertain tax positions.
The Company classifies liabilities for unrecognized tax benefits and related interest and penalties as long-term liabilities. Interest expense and penalties related to unrecognized tax benefits are classified as income tax expense. The Company recognized after tax interest of $41 million expense, $47 million expense and $34 million income in 2012, 2011 and 2010, respectively. The total amount of accrued interest was $422 million and $350 million in 2012 and 2011, respectively.

Employee Related Obligations	12 Months Ended
Dec. 30, 2012
Compensation Related Costs [Abstract]
Employee Related Obligations
Employee Related Obligations
At the end of 2012 and 2011, employee related obligations recorded on the Consolidated Balance Sheets were:

(Dollars in Millions)	2012	2011
Pension benefits	$4,488	3,937
Postretirement benefits	2,789	2,843
Postemployment benefits	1,452	1,129
Deferred compensation	747	863
Total employee obligations	9,476	8,772
Less current benefits payable	394	419
Employee related obligations — non-current	$9,082	8,353

Prepaid employee related obligations of $194 million and $249 million for 2012 and 2011, respectively, are included in other assets on the Consolidated Balance Sheets.

Pensions and Other Benefit Plans	12 Months Ended
Dec. 30, 2012
Compensation and Retirement Disclosure [Abstract]
Pensions and Other Benefit Plans

0.	Pensions and Other Benefit Plans
The Company sponsors various retirement and pension plans, including defined benefit, defined contribution and termination indemnity plans, which cover most employees worldwide. The Company also provides post-retirement benefits, primarily health care, to all eligible U.S. retired employees and their dependents.
Many international employees are covered by government-sponsored programs and the cost to the Company is not significant.
Retirement plan benefits are primarily based on the employee’s compensation during the last three to five years before retirement and the number of years of service. International subsidiaries have plans under which funds are deposited with trustees, annuities are purchased under group contracts, or reserves are provided.
The Company does not fund retiree health care benefits in advance and has the right to modify these plans in the future.
The Company uses the date of its consolidated financial statements (December 30, 2012 and January 1, 2012, respectively) as the measurement date for all U.S. and international retirement and other benefit plans.
Net periodic benefit costs for the Company’s defined benefit retirement plans and other benefit plans for 2012, 2011 and 2010 include the following components:

	Retirement Plans			Other Benefit Plans
(Dollars in Millions)	2012	2011	2010	2012	2011	2010
Service cost	$722	638	550	175	149	134
Interest cost	878	853	791	165	188	202
Expected return on plan assets	(1,236)	(1,108)	(1,005)	(4)	(1)	(1)
Amortization of prior service cost (credit)	6	9	10	(3)	(3)	(4)
Amortization of net transition obligation	1	1	1	—	—	—
Recognized actuarial losses	494	388	236	76	45	48
Curtailments and settlements	—	—	1	—	—	—
Net periodic benefit cost	$865	781	584	409	378	379

Amounts expected to be recognized in net periodic benefit cost in the coming year for the Company’s defined benefit retirement plans and other post-retirement plans:

(Dollars in Millions)
Amortization of net transition obligation	$1
Amortization of net actuarial losses	775
Amortization of prior service cost	6

Unrecognized gains and losses for the U.S. pension plans are amortized over the average remaining future service for each plan. For plans with no active employees, they are amortized over the average life expectancy. The amortization of gains and losses for the other U.S. benefit plans is determined by using a 10% corridor of the greater of the market value of assets or the projected benefit obligation. Total unamortized gains and losses in excess of the corridor are amortized over the average remaining future service.
Prior service costs/benefits for the U.S. pension plans are amortized over the remaining future service of plan participants at the time of the plan amendment. Prior service cost/benefit for the other U.S. benefit plans is amortized over the average remaining service to full eligibility age of plan participants at the time of the plan amendment.

The weighted-average assumptions in the following table represent the rates used to develop the actuarial present value of projected benefit obligation for the year listed and also the net periodic benefit cost for the following year.

	Retirement Plans			Other Benefit Plans
	2012	2011	2010	2012	2011	2010
Worldwide Benefit Plans
Discount rate	4.25%	5.13%	5.71%	4.55%	5.25%	6.00%
Expected long-term rate of return on plan assets	8.45%	8.62%	8.68%
Rate of increase in compensation levels	4.08%	4.19%	4.19%	4.28%	4.28%	4.29%

The Company’s discount rates are determined by considering current yield curves representing high quality, long-term fixed income instruments. The resulting discount rates are consistent with the duration of plan liabilities.
The expected rates of return on plan asset assumptions represent the Company's assessment of long-term returns on diversified investment portfolios globally. The assessment is determined using projections from external financial sources, long-term historical averages, actual returns by asset class and the various asset class allocations by market.

The following table displays the assumed health care cost trend rates, for all individuals:

Health Care Plans	2012	2011
Health care cost trend rate assumed for next year	6.50%	7.50%
Rate to which the cost trend rate is assumed to decline (ultimate trend)	4.50%	5.00%
Year the rate reaches the ultimate trend rate	2032	2018

A one-percentage-point change in assumed health care cost trend rates would have the following effect:

	One-Percentage-	One-Percentage-
(Dollars in Millions)	Point Increase	Point Decrease
Health Care Plans
Total interest and service cost	$42	$(33)
Post-retirement benefit obligation	496	(394)

The following table sets forth information related to the benefit obligation and the fair value of plan assets at year-end 2012 and 2011 for the Company’s defined benefit retirement plans and other post-retirement plans:

	Retirement Plans		Other Benefit Plans
(Dollars in Millions)	2012	2011	2012	2011
Change in Benefit Obligation
Projected benefit obligation — beginning of year	$17,424	14,993	3,790	3,572
Service cost	722	638	175	149
Interest cost	878	853	165	188
Plan participant contributions	35	54	—	—
Amendments	12	(24)	—	—
Actuarial losses	2,662	1,698	459	213
Divestitures & acquisitions	629	14	—	—
Curtailments & settlements & restructuring	(6)	(6)	—	—
Benefits paid from plan	(697)	(659)	(432)	(320)
Effect of exchange rates	170	(137)	2	(12)
Projected benefit obligation — end of year	$21,829	17,424	4,159	3,790
Change in Plan Assets
Plan assets at fair value — beginning of year	$13,736	13,433	8	14
Actual return (loss) on plan assets	1,926	(102)	3	(1)
Company contributions	1,838	1,135	543	315
Plan participant contributions	35	54	—	—
Settlements	(2)	(2)	—	—
Divestitures & acquisitions	593	(2)	—	—
Benefits paid from plan assets	(697)	(659)	(432)	(320)
Effect of exchange rates	107	(121)	—	—
Plan assets at fair value — end of year	$17,536	13,736	122	8
Funded status — end of year	$(4,293)	(3,688)	(4,037)	(3,782)
Amounts Recognized in the Company’s Balance Sheet consist of the following:
Non-current assets	$194	249	$—	—
Current liabilities	(65)	(59)	(307)	(346)
Non-current liabilities	(4,422)	(3,878)	(3,730)	(3,436)
Total recognized in the consolidated balance sheet — end of year	$(4,293)	(3,688)	$(4,037)	(3,782)
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Net actuarial loss	$7,586	6,030	$1,601	1,218
Prior service cost (credit)	9	6	(14)	(18)
Unrecognized net transition obligation	2	3	—	1
Total before tax effects	$7,597	6,039	$1,587	1,201

Accumulated Benefit Obligations — end of year	$19,267	15,452

	Retirement Plans		Other Benefit Plans
(Dollars in Millions)	2012	2011	2012	2011
Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net periodic benefit cost	$865	781	$409	378
Net actuarial loss	2,007	2,903	458	197
Amortization of net actuarial (loss) gain	(494)	(388)	(76)	8
Prior service cost	12	(24)	—	—
Amortization of prior service (cost) credit	(6)	(9)	3	3
Effect of exchange rates	79	(25)	1	(3)
Total recognized in other comprehensive income, before tax	$1,598	2,457	$386	205
Total recognized in net periodic benefit cost and other comprehensive income	$2,463	3,238	$795	583

The Company plans to continue to fund its U.S. Qualified Plans to comply with the Pension Protection Act of 2006. International Plans are funded in accordance with local regulations. Additional discretionary contributions are made when deemed appropriate to meet the long-term obligations of the plans. For certain plans, funding is not a common practice, as funding provides no economic benefit. Consequently, the Company has several pension plans that are not funded.
In 2012, the Company contributed $1,399 million and $439 million to its U.S. and international pension plans, respectively.
The following table displays the funded status of the Company's U.S. Qualified & Non-Qualified pension plans and international funded and unfunded pension plans at December 30, 2012 and January 1, 2012, respectively:

	U.S. Plans				International Plans
	Qualified Plans		Non-Qualified Plans		Funded Plans		Unfunded Plans
(Dollars in Millions)	2012	2011	2012	2011	2012	2011	2012	2011
Plan Assets	$11,464	9,132	—	—	6,072	4,604	—	—
Projected Benefit Obligation	12,420	10,283	1,343	1,155	7,586	5,626	480	360
Accumulated Benefit Obligation	11,001	9,147	1,070	903	6,774	5,078	422	324
Over (Under) Funded Status
Projected Benefit Obligation	$(956)	(1,151)	(1,343)	(1,155)	(1,514)	(1,022)	(480)	(360)
Accumulated Benefit Obligation	463	(15)	(1,070)	(903)	(702)	(474)	(422)	(324)

Plans with accumulated benefit obligations in excess of plan assets have an accumulated benefit obligation, projected benefit obligation and plan assets of $6.5 billion, $7.4 billion and $4.0 billion, respectively at the end of 2012 and $13.8 billion, $15.4 billion and $11.7 billion, respectively, at the end of 2011.

The following table displays the projected future benefit payments from the Company’s retirement and other benefit plans:

(Dollars in Millions)	2013	2014	2015	2016	2017	2018-2022
Projected future benefit payments
Retirement plans	$695	715	736	775	820	4,934
Other benefit plans — gross	327	221	220	220	220	1,121
Medicare rebates	(11)	—	—	—	—	—
Other benefit plans — net	$316	221	220	220	220	1,121

The following table displays the projected future minimum contributions to the Company’s U.S. and international unfunded retirement plans. These amounts do not include any discretionary contributions that the Company may elect to make in the future.

(Dollars in Millions)	2013	2014	2015	2016	2017	2018-2022
Projected future contributions
Unfunded U.S. retirement plans	$43	46	49	52	56	354
Unfunded international retirement plans	$25	20	22	24	24	148

Each pension plan is overseen by a local committee or board that is responsible for the overall administration and investment of the pension plans. In determining investment policies, strategies and goals, each committee or board considers factors including, local pension rules and regulations; local tax regulations; availability of investment vehicles (separate accounts, commingled accounts, insurance funds, etc.); funded status of the plans; ratio of actives to retirees; duration of liabilities; and other relevant factors including; diversification, liquidity of local markets and liquidity of base currency. A majority of the Company’s pension funds are open to new entrants and are expected to be on-going plans. Permitted investments are primarily liquid and/or listed, with little reliance on illiquid and non-traditional investments such as hedge funds.
The Company’s retirement plan asset allocation at the end of 2012 and 2011 and target allocations for 2013 are as follows:

	Percent of Plan Assets		Target Allocation
	2012	2011	2013
Worldwide Retirement Plans
Equity securities	75%	70%	71%
Debt securities	25	30	29
Total plan assets	100%	100%	100%

Determination of Fair Value of Plan Assets
The Plan has an established and well-documented process for determining fair values. Fair value is based upon quoted market prices, where available. If listed prices or quotes are not available, fair value is based upon models that primarily use, as inputs, market-based or independently sourced market parameters, including yield curves, interest rates, volatilities, equity or debt prices, foreign exchange rates and credit curves.
While the Plan believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different estimate of fair value at the reporting date.
Valuation Hierarchy
The authoritative literature establishes a three-level hierarchy to prioritize the inputs used in measuring fair value. The levels within the hierarchy are described in the table below with Level 1 having the highest priority and Level 3 having the lowest.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
Following is a description of the valuation methodologies used for the investments measured at fair value.

•
Short-term investments — Cash and quoted short-term instruments are valued at the closing price or the amount held on deposit by the custodian bank. Other investments are through investment vehicles valued using the Net Asset Value (NAV) provided by the administrator of the fund. The NAV is based on the value of the underlying assets owned by the fund, minus its liabilities, and then divided by the number of shares outstanding. The NAV is a quoted price in a market that is not active and classified as Level 2.

•
Government and agency securities — A limited number of these investments are valued at the closing price reported on the major market on which the individual securities are traded. Where quoted prices are available in an active market, the investments are classified within Level 1 of the valuation hierarchy. If quoted market prices are not available for the specific security, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows. When quoted market prices for a security are not available in an active market, they are classified as Level 2.

•
Debt instruments — A limited number of these investments are valued at the closing price reported on the major market on which the individual securities are traded. Where quoted prices are available in an active market, the investments are classified as Level 1. If quoted market prices are not available for the specific security, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are classified as Level 2. Level 3 debt instruments are priced based on unobservable inputs.

•
Equity securities — Common stocks are valued at the closing price reported on the major market on which the individual securities are traded. Substantially all common stock is classified within Level 1 of the valuation hierarchy.

•
Commingled funds — The investments are public investment vehicles valued using the NAV provided by the fund administrator. The NAV is based on the value of the underlying assets owned by the fund, minus its liabilities, and then divided by the number of shares outstanding. Assets in the Level 2 category have a quoted market price in a market that is not active.

•
Insurance contracts — The instruments are issued by insurance companies. The fair value is based on negotiated value and the underlying investments held in separate account portfolios as well as considering the credit worthiness of the issuer. The underlying investments are government, asset-backed and fixed income securities. In general, insurance contracts are classified as Level 3 as there are no quoted prices nor other observable inputs for pricing.

•
Other assets — Other assets are represented primarily by limited partnerships and real estate investments, as well as commercial loans and commercial mortgages that are not classified as corporate debt. Other assets that are exchange listed and actively traded are classified as Level 1, while inactively traded assets are classified as Level 2. Most limited partnerships represent investments in private equity and similar funds that are valued by the general partners. These, as well as any other assets valued using unobservable inputs, are classified as Level 3.

The following table sets forth the Retirement Plans' trust investments measured at fair value as of December 30, 2012 and January 1, 2012:

	Quoted Prices in Active Markets for Identical Assets		Significant Other Observable Inputs		Significant Unobserv- able Inputs
	(Level 1)		(Level 2)		(Level 3)		Total Assets
(Dollars in Millions)	2012	2011	2012	2011	2012	2011	2012	2011
Short-term investment funds	$155	161	627	632	—	—	782	793
Government and agency securities	53	59	1,706	1,528	—	—	1,759	1,587
Debt instruments	2	1	1,641	1,106	3	9	1,646	1,116
Equity securities	8,104	6,682	1	2	4	16	8,109	6,700
Commingled funds	11	8	4,985	3,375	50	33	5,046	3,416
Insurance contracts	—	—	—	—	24	25	24	25
Other assets	—	1	101	33	69	65	170	99
Trust investments at fair value	$8,325	6,912	9,061	6,676	150	148	17,536	13,736

The Company's Other Benefit Plans are unfunded except for U.S. commingled funds (Level 2) of $67 million and $8 million at December 30, 2012 and January 1, 2012, respectively, and $55 million of U.S. short-term-investment funds (Level 2) at December 30, 2012.
The fair value of Johnson & Johnson Common Stock directly held in plan assets was $512 million (2.9% of total plan assets) at December 30, 2012 and $476 million (3.5% of total plan assets) at January 1, 2012.
Level 3 Gains and Losses
The table below sets forth a summary of changes in the fair value of the Plan’s Level 3 assets for the years ended December 30, 2012 and January 1, 2012:

(Dollars in Millions)	Debt Instruments	Equity Securities	Commingled Funds	Insurance Contracts	Other Assets	Total Level 3
Balance January 2, 2011	$13	24	35	29	82	183
Realized gains (losses)	—	3	—	1	—	4
Unrealized gains (losses)	1	(2)	(6)	(2)	(17)	(26)
Purchases, sales, issuances and settlements, net	(5)	(9)	4	(3)	—	(13)
Balance January 1, 2012	9	16	33	25	65	148
Realized gains (losses)	—	(1)	—	—	(5)	(6)
Unrealized gains (losses)	—	—	—	—	—	—
Purchases, sales, issuances and settlements, net	(6)	(11)	17	(1)	9	8
Balance December 30, 2012	$3	4	50	24	69	150

Savings Plan	12 Months Ended
Dec. 30, 2012
Savings Plan [Abstract]
Savings Plan
Savings Plan
The Company has voluntary 401(k) savings plans designed to enhance the existing retirement programs covering eligible employees. The Company matches a percentage of each employee’s contributions consistent with the provisions of the plan for which he/she is eligible. Total Company matching contributions to the plans were $160 million, $157 million and $157 million in 2012, 2011 and 2010, respectively.

Capital and Treasury Stock	12 Months Ended
Dec. 30, 2012
Equity [Abstract]
Capital and Treasury Stock
Capital and Treasury Stock
Changes in treasury stock were:

	Treasury Stock
(Amounts in Millions Except Treasury Stock Shares in Thousands)	Shares	Amount
Balance at January 3, 2010	365,522	$19,780
Employee compensation and stock option plans	(28,866)	(1,794)
Repurchase of common stock	45,090	2,797
Balance at January 2, 2011	381,746	20,783
Employee compensation and stock option plans	(26,007)	(1,649)
Repurchase of common stock	39,741	2,525
Balance at January 1, 2012	395,480	21,659
Employee compensation and stock option plans	(55,170)	(3,250)
Issuance of common stock associated with the acquisition of Synthes, Inc.	(203,740)	(12,852)
Repurchase of common stock (1)	204,784	12,919
Balance at December 30, 2012	341,354	$18,476

Aggregate shares of Common Stock issued were approximately 3,119,843,000 shares at the end of 2012, 2011 and 2010.
Cash dividends paid were $2.40 per share in 2012, compared with dividends of $2.25 per share in 2011, and $2.11 per share in 2010.

(1)	Includes repurchase of common stock associated with the acquisition of Synthes, Inc.

Accumulated Other Comprehensive Income	12 Months Ended
Dec. 30, 2012
Equity [Abstract]
ACCUMULATED OTHER COMPREHENSIVE INCOME
Accumulated Other Comprehensive Income
Components of other comprehensive income/(loss) consist of the following:

(Dollars in Millions)	Foreign Currency Translation	Gains/ (Losses) on Securities	Employee Benefit Plans	Gains/ (Losses) on Derivatives & Hedges	Total Accumulated Other Comprehensive Income/(Loss)
January 3, 2010	$(508)	(30)	(2,665)	145	(3,058)
Net 2010 changes	(461)	54	(21)	(45)	(473)
January 2, 2011	(969)	24	(2,686)	100	(3,531)
Net 2011 changes	(557)	424	(1,700)	(268)	(2,101)
January 1, 2012	(1,526)	448	(4,386)	(168)	(5,632)
Net 2012 changes	1,230	(253)	(1,331)	176	(178)
December 30, 2012	$(296)	195	(5,717)	8	(5,810)

Amounts in accumulated other comprehensive income are presented net of the related tax impact. Foreign currency translation is not adjusted for income taxes as it relates to permanent investments in international subsidiaries. For additional details on comprehensive income see the Consolidated Statements of Comprehensive Income.

International Currency Translation	12 Months Ended
Dec. 30, 2012
Foreign Currency Translation [Abstract]
International Currency Transalation
International Currency Translation
For translation of its subsidiaries operating in non-U.S. Dollar currencies, the Company has determined that the local currencies of its international subsidiaries are the functional currencies except those in highly inflationary economies, which are defined as those which have had compound cumulative rates of inflation of 100% or more during the past three years, or where a substantial portion of its cash flows are not in the local currency.
In consolidating international subsidiaries, balance sheet currency effects are recorded as a component of accumulated other comprehensive income. This equity account includes the results of translating all balance sheet assets and liabilities at current exchange rates, except for those located in highly inflationary economies. The translation of balance sheet accounts for highly inflationary economies are reflected in the operating results.
A rollforward of the changes during 2012, 2011 and 2010 for foreign currency translation adjustments is included in Note 13.
Net currency transaction gains and losses included in Other (income) expense were losses of $58 million, $10 million and $130 million in 2012, 2011 and 2010, respectively.

Earnings Per Share	12 Months Ended
Dec. 30, 2012
Earnings Per Share [Abstract]
EARNINGS PER SHARE
Earnings Per Share
The following is a reconciliation of basic net earnings per share to diluted net earnings per share for the fiscal years ended December 30, 2012, January 1, 2012 and January 2, 2011:

(In Millions Except Per Share Amounts)	2012	2011	2010
Basic net earnings per share attributable to Johnson & Johnson	$3.94	3.54	4.85
Average shares outstanding — basic	2,753.3	2,736.0	2,751.4
Potential shares exercisable under stock option plans	164.6	158.3	156.1
Less: shares repurchased under treasury stock method	(128.2)	(122.6)	(122.3)
Convertible debt shares	3.6	3.6	3.6
Accelerated share repurchase program	19.3	—	—
Adjusted average shares outstanding — diluted	2,812.6	2,775.3	2,788.8
Diluted net earnings per share attributable to Johnson & Johnson	$3.86	3.49	4.78

The diluted net earnings per share calculation includes the dilutive effect of convertible debt that is offset by the related reduction in interest expense of $4 million after-tax for years 2012, 2011 and 2010.
Diluted net earnings per share excludes 0.2 million, 50.7 million and 66.3 million shares underlying stock options for 2012, 2011 and 2010, respectively, as the exercise price of these options was greater than their average market value, which would result in an anti-dilutive effect on diluted earnings per share.
The diluted earnings per share calculation for the fiscal year ended December 30, 2012 included the dilutive effect of 19.3 million shares related to the accelerated share repurchase program, associated with the acquisition of Synthes, Inc. See Note 20 to the Consolidated Financial Statements for additional details. A $1 increase/decrease in the volume weighted average share price would impact this estimate by approximately 2.6 million shares.

Rental Expense and Lease Commitments	12 Months Ended
Dec. 30, 2012
Leases, Operating [Abstract]
Rental Expense and Lease Commitments
Rental Expense and Lease Commitments
Rentals of space, vehicles, manufacturing equipment and office and data processing equipment under operating leases were approximately $375 million, $313 million and $299 million in 2012, 2011 and 2010, respectively.
The approximate minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year at December 30, 2012 are:
(Dollars in Millions)

2013	2014	2015	2016	2017	After 2017	Total
$251	192	149	115	90	128	925

Commitments under capital leases are not significant.

Common Stock, Stock Option Plans and Stock Compensation Agreements	12 Months Ended
Dec. 30, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Common Stock, Stock Option Plans and Stock Compensation Agreements
Common Stock, Stock Option Plans and Stock Compensation Agreements
At December 30, 2012, the Company had 4 stock-based compensation plans. The shares outstanding are for contracts under the Company's 2000 Stock Option Plan, the 2005 Long-Term Incentive Plan, the 2012 Long-Term Incentive Plan, and the Scios, Inc. Stock Option Plans. The 2005 Long-Term Incentive Plan expired April 26, 2012. All options and restricted shares granted subsequent to that date were under the 2012 Long-Term Incentive Plan.
The compensation cost that has been charged against income for these plans was $662 million, $621 million and $614 million for 2012, 2011 and 2010, respectively. The total income tax benefit recognized in the income statement for share-based compensation costs was $220 million, $207 million and $205 million for 2012, 2011 and 2010, respectively. The total unrecognized compensation cost was $565 million, $562 million and $613 million for 2012, 2011 and 2010, respectively. The weighted average period for this cost to be recognized was 1.02 years, 0.97 years and 1.05 years for 2012, 2011, and 2010, respectively. Share-based compensation costs capitalized as part of inventory were insignificant in all periods.
Stock Options
Stock options expire 10 years from the date of grant and vest over service periods that range from 6 months to 4 years. All options are granted at the average of the high and low prices of the Company’s Common Stock on the New York Stock Exchange on the date of grant. Under the 2012 Long-Term Incentive Plan, the Company may issue up to 200 million shares of common stock, plus any shares canceled, expired, forfeited, or not issued from the 2005 Long-Term Incentive Plan subsequent to April 26, 2012. Shares available for future grants under the 2012 Long-Term Incentive Plan were 201.8 million at the end of 2012.
The Company settles employee stock option exercises with treasury shares. Previously, treasury shares were replenished throughout the year for the number of shares used to settle employee stock option exercises. However, pursuant to the accelerated stock repurchase agreements in connection with the acquisition of Synthes, Inc., the Company has not made any purchases of Common Stock on the open market during the fiscal third and fourth quarters of 2012.
The fair value of each option award was estimated on the date of grant using the Black-Scholes option valuation model that uses the assumptions noted in the following table. Expected volatility represents a blended rate of 4-year daily historical average volatility rate, and a 5-week average implied volatility rate based on at-the-money traded Johnson & Johnson options with a life of 2 years. Historical data is used to determine the expected life of the option. The risk-free rate was based on the U.S. Treasury yield curve in effect at the time of grant.

The average fair value of options granted was $6.39, $7.47 and $8.03, in 2012, 2011, and 2010, respectively. The fair value was estimated based on the weighted average assumptions of:

	2012	2011	2010
Risk-free rate	1.06%	2.41%	2.78%
Expected volatility	18.38%	18.20%	17.40%
Expected life (in years)	6.0	6.0	6.0
Dividend yield	3.60%	3.60%	3.30%

A summary of option activity under the Plan as of December 30, 2012, January 1, 2012 and January 2, 2011 and changes during the years ending on those dates is presented below:

(Shares in Thousands)	Outstanding Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value (Dollars in Millions)
Shares at January 3, 2010	212,719	$58.66	$1,310
Options granted	13,996	62.62
Options exercised	(25,020)	51.84
Options canceled/forfeited	(8,005)	62.36
Shares at January 2, 2011	193,690	59.68	648
Options granted	9,530	62.21
Options exercised	(20,160)	56.65
Options canceled/forfeited	(3,601)	62.38
Shares at January 1, 2012	179,459	60.10	1,004
Options granted	8,661	65.36
Options exercised	(49,388)	56.73
Options canceled/forfeited	(4,381)	62.97
Shares at December 30, 2012	134,351	$61.58	$1,061

The total intrinsic value of options exercised was $547 million, $167 million and $278 million in 2012, 2011 and 2010, respectively.

The following table summarizes stock options outstanding and exercisable at December 30, 2012:

(Shares in Thousands)	Outstanding			Exercisable
Exercise Price Range	Options	Average Life(1)	Average Exercise Price	Options	Average Exercise Price
$49.66-$53.77	3,600	0.1	$52.19	3,599	$52.19
$53.93-$58.33	29,134	3.6	$56.13	28,076	$56.04
$58.34-$61.75	29,604	4.0	$60.01	29,556	$60.01
$61.86-65.37	28,817	7.8	$63.29	464	$63.88
$65.62-$68.37	43,196	2.9	$65.97	43,165	$65.97
	134,351	4.3	$61.58	104,860	$61.15

(1) Average contractual life remaining in years.
Stock options exercisable at January 1, 2012 and January 2, 2011 were 138,126 at an average price of $59.94 and an average life of 4.2 years and 141,275 at an average price of $59.25 and an average life of 4.7 years, respectively.
Restricted Share Units and Performance Share Units
The Company grants restricted share units with a vesting period of three years. The Company also grants performance share units, which are paid in shares of Johnson & Johnson Common Stock after the end of a three-year performance period. Whether any performance share units vest, and the amount that does vest, is tied to the achievement, over a three-year period, of three equally-weighted goals that directly align with or help drive long-term total shareholder return: sales, adjusted operational earnings per share, and relative total shareholder return. The number of shares actually earned at the end of the three-year period will vary, based only on actual performance, from 0% to 200% of the target number of performance share units granted.

The Company settles employee stock issuances with treasury shares. Previously, treasury shares were replenished throughout the year for the number of shares used to settle employee stock issuances. However, pursuant to the accelerated stock repurchase agreements in connection with the acquisition of Synthes, Inc., the Company has not made any purchases of Common Stock on the open market during the fiscal third and fourth quarters of 2012.

A summary of the restricted share units and performance share units activity under the Plans as of December 30, 2012 is presented below:

(Shares in Thousands)	Outstanding Restricted Share Units	Outstanding Performance Share Units
Shares at January 3, 2010	26,324
Granted	12,003
Issued	(6,297)
Canceled/forfeited	(2,296)
Shares at January 2, 2011	29,734
Granted	11,478
Issued	(8,300)
Canceled/forfeited	(1,886)
Shares at January 1, 2012	31,026	—
Granted	12,197	327
Issued	(9,278)	—
Canceled/forfeited	(2,111)	(42)
Shares at December 30, 2012	31,834	285

The average fair value of the restricted share units granted was $58.93, $55.90 and $56.69 in 2012, 2011 and 2010, respectively, using the fair market value at the date of grant. The fair value of restricted share units was discounted for dividends, which are not paid on the restricted share units during the vesting period. The fair value of restricted share units settled was $483.2 million, $458.9 million and $375.0 million in 2012, 2011 and 2010, respectively.

The weighted average fair value of the performance share units was $55.01 in 2012, calculated using the weighted average  fair market value for each of the three component goals at the date of grant.
The fair values for the sales and earnings per share goals of each performance share unit were estimated on the date of grant using the fair market value of the shares at the time of the award discounted for dividends, which are not paid on the performance share units during the vesting period.  The fair value for the relative total shareholder return goal of each performance share unit was estimated on the date of grant using the Monte Carlo valuation model. No performance share units were issued in 2012.

Segments of Business and Geographic Areas	12 Months Ended
Dec. 30, 2012
Segment Reporting [Abstract]
SEGMENTS OF BUSINESS AND GEOGRAPHIC AREAS
Segments of Business and Geographic Areas

	Sales to Customers
(Dollars in Millions)	2012	2011	2010
Consumer —
United States	$5,046	5,151	5,519
International	9,401	9,732	9,071
Total	14,447	14,883	14,590
Pharmaceutical —
United States	12,421	12,386	12,519
International	12,930	11,982	9,877
Total	25,351	24,368	22,396
Medical Devices and Diagnostics —
United States	12,363	11,371	11,412
International	15,063	14,408	13,189
Total	27,426	25,779	24,601
Worldwide total	$67,224	65,030	61,587

	Pre-Tax Profit			Identifiable Assets
(Dollars in Millions)	2012 (3)	2011 (4)	2010 (5)	2012	2011	2010
Consumer	$1,693	2,096	2,342	$24,131	24,210	23,753
Pharmaceutical	6,075	6,406	7,086	23,219	23,747	19,961
Medical Devices and Diagnostics	7,187	5,263	8,272	42,926	23,609	23,277
Total	14,955	13,765	17,700	90,276	71,566	66,991
Less: Expense not allocated to segments (1)	1,180	1,404	753
General corporate (2)				31,071	42,078	35,917
Worldwide total	$13,775	12,361	16,947	$121,347	113,644	102,908

	Additions to Property, Plant & Equipment			Depreciation and Amortization
(Dollars in Millions)	2012	2011	2010	2012	2011	2010
Consumer	$468	670	526	$575	631	532
Pharmaceutical	737	729	508	1,010	958	912
Medical Devices and Diagnostics	1,230	1,095	1,113	1,857	1,331	1,270
Segments total	2,435	2,494	2,147	3,442	2,920	2,714
General corporate	499	399	237	224	238	225
Worldwide total	$2,934	2,893	2,384	$3,666	3,158	2,939

	Sales to Customers			Long-Lived Assets (6)
(Dollars in Millions)	2012	2011	2010	2012	2011	2010
United States	$29,830	28,908	29,450	$35,115	23,529	23,315
Europe	16,945	17,129	15,510	25,261	19,056	16,791
Western Hemisphere excluding U.S.	7,207	6,418	5,550	3,636	3,517	3,653
Asia-Pacific, Africa	13,242	12,575	11,077	2,362	2,163	2,089
Segments total	67,224	65,030	61,587	66,374	48,265	45,848
General corporate				899	750	715
Other non long-lived assets				54,074	64,629	56,345
Worldwide total	$67,224	65,030	61,587	$121,347	113,644	102,908

See Note 1 for a description of the segments in which the Company operates.
Export sales are not significant. In 2012, 2011 and 2010, the Company did not have a customer that represented 10% of total revenues.

(1)
Amounts not allocated to segments include interest (income) expense, noncontrolling interests and general corporate (income) expense. Includes expense of $0.2 billion and $0.5 billion of currency related expense related to the acquisition of Synthes, Inc. in 2012 and 2011, respectively.

(2)	General corporate includes cash and marketable securities.

(3)
Includes $1,218 million of net litigation expense, which includes product liability, comprised of $658 million and $560 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $1,163 million of in-process research and development expense, comprised of $1,111 million and $52 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $795 million of Synthes integration/transaction costs in the Medical Devices and Diagnostics segment. Includes $909 million of asset write-downs and other adjustments, comprised of $499 million, $264 million and $146 million in the Pharmaceutical, Consumer and Medical Devices and Diagnostics segments, respectively. The Medical Devices and Diagnostics segment also includes $110 million expense for the cost associated with the DePuy ASR™ Hip program.

(4)
Includes $3,310 million of net litigation expense, which includes product liability, comprised of $1,741 million and $1,569 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $656 million of net restructuring expense, comprised of $676 million expense in the Medical Devices and Diagnostics segment and a gain of $20 million in the Pharmaceutical segment. The Medical Devices and Diagnostics segment also includes $521 million expense for the cost associated with the DePuy ASR™ Hip program.

(5)
Includes $397 million of net litigation gain, which includes product liability expense, comprised of $447 million expense in the Pharmaceutical segment and a gain of $844 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASR™ Hip program.

(6)
Long-lived assets include property, plant and equipment, net for 2012, 2011 and 2010 of $16,097, $14,739 and $14,553, respectively, and intangible assets and goodwill, net for 2012, 2011 and 2010 of $51,176, $34,276 and $32,010, respectively.

Selected Quarterly Financial Data (Unaudited)	12 Months Ended
Dec. 30, 2012
Selected Quarterly Financial Information [Abstract]
Selected Quarterly Financial Data (unaudited)
Selected Quarterly Financial Data (unaudited)
Selected unaudited quarterly financial data for the years 2012 and 2011 are summarized below:

	2012				2011
(Dollars in Millions Except Per Share Data)	First Quarter (1)	Second Quarter (2)	Third Quarter (3)	Fourth Quarter (4)	First Quarter (5)	Second Quarter (6)	Third Quarter (7)	Fourth Quarter (8)
Segment sales to customers
Consumer	$3,595	3,619	3,581	3,652	3,682	3,793	3,740	3,668
Pharmaceutical	6,133	6,291	6,402	6,525	6,059	6,233	5,982	6,094
Med Devices & Diagnostics	6,411	6,565	7,069	7,381	6,432	6,571	6,283	6,493
Total sales	16,139	16,475	17,052	17,558	16,173	16,597	16,005	16,255
Gross profit	11,224	11,332	11,455	11,555	11,395	11,425	10,933	10,917
Earnings before provision for taxes on income	5,045	2,035	3,595	3,100	4,510	3,422	4,111	318
Net earnings attributable to Johnson & Johnson	3,910	1,408	2,968	2,567	3,476	2,776	3,202	218
Basic net earnings per share attributable to Johnson & Johnson	$1.43	0.51	1.08	0.93	1.27	1.01	1.17	0.08
Diluted net earnings per share attributable to Johnson & Johnson	$1.41	0.50	1.05	0.91	1.25	1.00	1.15	0.08

(1)	The first quarter of 2012 includes an after-tax gain of $106 million from currency and costs associated with the acquisition of Synthes, Inc.

(2)
The second quarter of 2012 includes after-tax charges of $717 million for asset write-downs, $611 million from net litigation, $564 million associated with the acquisition of Synthes, Inc. and $344 million from impairment of in-process research and development.

(3)
The third quarter of 2012 includes after-tax charges of $135 million associated with the acquisition of Synthes, Inc., $340 million from impairment of in-process research and development, $70 million associated with litigation, including product liability, and $24 million associated with the DePuy ASR™ Hip program.

(4)
The fourth quarter of 2012 includes after-tax charges of $371 million from net litigation, including product liability, $306 million associated with the acquisition of Synthes, Inc., $73 million associated with the DePuy ASR™ Hip program and $59 million from impairment of in-process research and development.

(5)	The first quarter of 2011 includes an after-tax charge of $271 million from net litigation, including product liability, and the DePuy ASR™ Hip program.

(6)
The second quarter of 2011 includes after-tax charges of $549 million for restructuring, $325 million from litigation, including product liability, and the DePuy ASR™ Hip program, partially offset by a $102 million after-tax gain associated with an adjustment to the value of the currency option related to the acquisition of Synthes, Inc.

(7)	The third quarter of 2011 includes a $241 million after-tax charge associated with an adjustment to the value of the currency option and deal costs related to the acquisition of Synthes, Inc.

(8)
The fourth quarter of 2011 includes after-tax charges of $2,239 million from net litigation, including product liability, $336 million for the cost associated with the DePuy ASR™ Hip program and $338 million associated with an adjustment to the value of the currency option and deal costs related to the acquisition of Synthes, Inc.

Business Combinations and Divestitures	12 Months Ended
Dec. 30, 2012
Business Combinations [Abstract]
BUSINESS COMBINATIONS AND DIVESTITURES
Business Combinations and Divestitures
Certain businesses were acquired for $17,821 million in cash and stock and $1,204 million of liabilities assumed during 2012. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2012 acquisitions included: Synthes Inc., a global developer and manufacturer of orthopaedics devices; Guangzhou Biosesal Biotech Co. Ltd, a developer of biologic combinations addressing moderate to severe hemostasis; Angiotech Pharmaceuticals, Inc., intellectual property and know how related to the QuillTM Knotless Tissue-Closure Device; Corlmmun Inc., a developer of a phase II treatment for CHF; Calibra Medical, Inc., developer of a unique, wearable three-day insulin patch for convenient and discreet mealtime dosing for people with diabetes who take multiple daily injections of insulin; Spectrum Vision LLC, a full service distributor of contact lenses serving Russia with facilities in the Ukraine and Kazakhstan; marketing authorizations, trademarks, and patents extending ZYRTEC® related market rights in Australia and Canada.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $15,785 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $208 million has been identified as the value of IPR&D associated with the acquisitions of Corlmmun Inc. and Synthes Inc.
The IPR&D related to the acquisition of Synthes, Inc. of $63 million is associated with orthopaedic devices, and the IPR&D associated with Corlmmun of $145 million is related to a CHF treatment. These IPR&D values were calculated using the cash flow projections discounted for the risk inherent in such projects. Synthes Inc. had a probability of success factor of 100%, discounted using a 14% rate. Corlmmun had a probability of success factor of 38%, discounted using a 25% rate.
During the fiscal second quarter, the Company completed the acquisition of Synthes, Inc., a global developer and manufacturer of orthopaedics devices, for a purchase price of $20.2 billion in cash and stock. The net acquisition cost of the transaction is $17.5 billion based on cash on hand at closing of $2.7 billion.
Under the terms of the agreement, each share of Synthes, Inc. common stock was exchanged for CHF 55.65 in cash and 1.717 shares of Johnson & Johnson common stock, based on the calculated exchange ratio. The exchange ratio was calculated on June 12, 2012 and based on the relevant exchange rate and closing price of Johnson & Johnson common stock on that date, the total fair value of consideration transferred was $19.7 billion. When the acquisition was completed on June 14, 2012, based on the relevant exchange rate and closing price of Johnson & Johnson common stock on that date, the total fair value of the consideration transferred was $20.2 billion. Janssen Pharmaceutical, a company organized under the laws of Ireland and a wholly-owned subsidiary of Johnson & Johnson, used cash on hand to satisfy the cash portion of the merger consideration.
The stock portion of the merger consideration consisted of shares of Johnson & Johnson common stock purchased by Janssen Pharmaceutical, from two banks, pursuant to two accelerated share repurchase (ASR) agreements dated June 12, 2012. On June 13, 2012, Janssen Pharmaceutical purchased an aggregate of approximately 203.7 million shares of Johnson & Johnson common stock at an initial purchase price of $12.9 billion under the ASR agreements, with all of the shares delivered to Janssen Pharmaceutical on June 13, 2012.  Final settlement of the transactions under each ASR agreement is expected to occur in the first half of 2013, and may occur earlier at the option of the two banks, as applicable, or later under certain circumstances. Based on the theoretical settlement of the ASR agreements, an additional 19.3 million shares would be issued to settle the ASR agreements as of December 30, 2012.
In addition, while the Company believes that the transactions under each ASR agreement and a series of related internal transactions were consummated in a tax efficient manner in accordance with applicable law, it is possible that the Internal Revenue Service could assert one or more contrary positions to challenge the transactions from a tax perspective. If challenged, an amount up to the total purchase price for the Synthes shares could be treated as subject to applicable U.S. tax at approximately the statutory rate to the Company, plus interest.

The following table summarizes the consideration transferred to acquire Synthes, Inc. valued on the acquisition date of June 14, 2012:

(Dollars in Millions)
Cash (multiply 55.65CHF by shares of Synthes common stock outstanding by the exchange rate)(A)	$6,902
Common Stock (multiply 1.717 by shares of Synthes common stock outstanding by J&J stock price)(B)	$13,335
Total fair value of consideration transferred	$20,237

(A) Synthes common stock outstanding of 118.7 million shares as of the acquisition date and CHF/USD exchange rate of .95674

(B) Johnson & Johnson closing stock price on the New York Stock Exchange as of acquisition date of $65.45 per share.

The Company is still finalizing the allocation of the purchase price to the individual assets acquired and liabilities assumed. The allocation of the purchase price included in the current period balance sheet is based on the best estimate of management. To assist management in the allocation, the Company engaged valuation specialists to prepare independent appraisals. Certain estimated values surrounding litigation loss contingencies are not yet finalized and are subject to change. We will finalize the amounts recognized as we obtain the information necessary to complete the analysis. We expect to finalize these amounts as soon as possible but no later than one year from the acquisition date.

The following table presents the amounts recognized for assets acquired and liabilities assumed as of the acquisition date, as well as the adjustments made up to December 30, 2012:

(Dollars in Millions)	June 14, 2012	December 30, 2012
Cash & Cash equivalents	$2,749	2,749
Inventory	889	1,194
Accounts Receivable, net	738	738
Other current assets	249	238
Property, plant and equipment	1,253	1,253
Goodwill	5,371	6,011
Intangible assets	12,929	12,861
Other non-current assets	46	46
Total Assets Acquired	24,224	25,090

Current liabilities	825	1,053
Deferred Taxes	2,731	3,471
Other non-current liabilities	431	329
Total Liabilities Assumed	3,987	4,853

Net Assets Acquired	$20,237	20,237

The adjustments made since the date of acquisition were to account for changes to inventory, based on the results of the physical inventory counts and deferred taxes, to reflect the statutory tax rate that is being applied to the intangible assets. The revisions to the purchase price allocation were not material to the Statements of Consolidated Earnings for the prior fiscal quarters of 2012.

The assets acquired are recorded in the Medical Devices and Diagnostics segment. The acquisition of Synthes, Inc. resulted in $6.0 billion of goodwill. The goodwill is primarily attributable to synergies expected to arise from the acquisition of Synthes, Inc. The goodwill is not expected to be deductible for tax purposes.

The purchase price allocation to the identifiable intangible assets included in the June 14, 2012 and December 30, 2012 balance sheets were as follows:

(Dollars in Millions)	June 14, 2012	December 30, 2012
Intangible assets with definite lives:
Customer relationships	$9,950	9,870
Patents and technology	1,495	1,508
Total amortizable intangibles	11,445	11,378

Trademark and Trade name	1,420	1,420
In-process research and development	64	63
Total intangible assets	$12,929	12,861

The weighted average life for the $11.4 billion of total amortizable intangibles is approximately 21 years.

The trade name asset values were determined to have an indefinite life based on a number of factors, including trade name history, the competitive environment, market share and future operating plans. The intangible assets with definite lives were assigned asset lives ranging from 7 to 22 years.

The majority of the intangible asset valuation relates to customer relationships, patents and technology and trade name intangible assets in the Company's trauma, cranio maxillofacial, spine and power tools business lines. Additionally, in-process research and development intangible assets were valued for technology programs for unapproved products.

The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. The discount rate applied was 14%.

The Company is in the process of executing the integration plans to combine businesses, sales organizations, systems and locations as a result of which the Company has and will continue to incur integration costs.

The operating results of Synthes were reported in the Company's financial statements beginning on June 14, 2012. Total sales and net earnings for Synthes for the fiscal year ended December 30, 2012 were $2,159 million and $324 million, respectively.

The following table provides pro forma results of operations for the fiscal year ended December 30, 2012 and January 1, 2012, as if Synthes, Inc. had been acquired as of January 3, 2011. The pro forma results include the effect of divestitures and certain purchase accounting adjustments such as the estimated changes in depreciation and amortization expense on the acquired tangible and intangible assets. However, pro forma results do not include any anticipated cost savings or other effects of the integration of Synthes, Inc. Accordingly, such amounts are not necessarily indicative of the results if the acquisition had occurred on the dates indicated or which may occur in the future.

	Unaudited Pro forma consolidated results
(Dollars in Millions Except Per Share Amounts)	2012	2011

Net Sales	$68,894	68,741
Net Earnings attributable to Johnson & Johnson	$11,564	9,427
Diluted Net Earnings per share attributable to Johnson & Johnson	$4.11	3.40

In 2012, the Company recorded acquisition related costs of $1,028 million before tax, which were recorded in Cost of products sold and Other (income) expense.
In connection with the Synthes acquisition, DePuy Orthopaedics, Inc. agreed to divest certain rights and assets related to its trauma business to Biomet, Inc. and completed the initial closing for this transaction in the fiscal second quarter of 2012, including those countries that represented the majority of sales. As of December 30, 2012, the transaction had closed worldwide.
Certain businesses were acquired for $2,797 million in cash and $228 million of liabilities assumed during 2011. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2011 acquisitions included: Crucell N.V., a global biopharmaceutical company focused on the research & development, production and marketing of vaccines and antibodies against infectious disease worldwide; the over-the-counter brands of J.B. Chemicals & Pharmaceuticals Limited, including RINZA®, Russia's leading multi-symptom cough and cold brand, and DOKTOR MOM®, Russia's number two selling cough brand, as well as several other brands; full ownership of the Johnson & Johnson-Merck Consumer Pharmaceuticals Co. joint venture in the U.S. from Merck Sharp & Dohme Corp; and SterilMed, Inc., a leader in the reprocessing and re-manufacturing of medical devices in the U.S.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $2,657 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $982 million has been identified as the value of IPR&D associated with the acquisition of Crucell N.V.
The IPR&D related to the acquisition of Crucell N.V. of $982 million is associated with vaccines and antibodies that prevent and/or treat infectious diseases. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 14-81% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 16%. During the fiscal second quarter of 2012, the Company recorded a charge of $0.5 billion for the intangible asset write-down and $0.4 billion for the impairment of the in-process research and development related to the Crucell business.
Certain businesses were acquired for $1,269 million in cash and $52 million of liabilities assumed during 2010. These acquisitions were accounted for by the purchase method and, accordingly, results of operations have been included in the financial statements from their respective dates of acquisition.
The 2010 acquisitions included: Acclarent, Inc., a privately held medical technology company dedicated to designing, developing and commercializing devices that address conditions affecting the ear, nose and throat (ENT); RespiVert Ltd., a privately held drug discovery company focused on developing small-molecule, inhaled therapies for the treatment of pulmonary diseases; and Micrus Endovascular LLC, a global developer and manufacturer of minimally invasive devices for hemorrhagic and ischemic stroke.
The excess of purchase price over the estimated fair value of tangible assets acquired amounted to $1,185 million and has been assigned to identifiable intangible assets, with any residual recorded to goodwill. Of this amount, approximately $213 million has been identified as the value of IPR&D associated with the acquisitions of Acclarent, Inc., RespiVert Ltd. and Micrus Endovascular LLC.
The IPR&D related to the acquisition of Acclarent, Inc. was $75 million and is associated with novel, endoscopic, catheter-based devices to meet the needs of ENT patients. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 50-53% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 16%.
The IPR&D related to the acquisition of RespiVert Ltd. was $100 million and is associated with narrow spectrum kinase inhibitors with a unique profile of anti-inflammatory activities as treatments for moderate to severe asthma, Chronic Obstructive Pulmonary Disease (COPD) and Cystic Fibrosis (CF). The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 10-12% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 17%.
The IPR&D related to the acquisition of Micrus Endovascular LLC was $38 million and is associated with ischemic and flow diverter technologies. The value of the IPR&D was calculated using cash flow projections discounted for the risk inherent in such projects. Probability of success factors ranging from 50-75% were used to reflect inherent clinical and regulatory risk. The discount rate applied was 14%.
With the exception of the Synthes, Inc. acquisition, supplemental pro forma information for 2012, 2011 and 2010 in accordance with U.S. GAAP standards related to business combinations, and goodwill and other intangible assets, is not provided, as the impact of the aforementioned acquisitions did not have a material effect on the Company’s results of operations, cash flows or financial position.
During 2012, the Company divestitures included: BYSTOLIC® (nebivolol) IP rights to Forest Laboratories, Inc.; the trauma business of Depuy Orthopaedics, Inc. to Biomet Inc.; the Therakos business to an affiliate of Gores Capital Partners III, L.P.; the sale of certain consumer brands and the RhoGAM® business. In 2012, the gains on the divestitures of businesses were $0.9 billion. During 2011, the Company divestitures included, the Animal Health Business to Elanco, a Division of Eli Lilly, MONISTAT® in Canada, the U.S. and its territories (including Puerto Rico), assets of the Ortho Dermatologics division in the U.S. to subsidiaries of Valeant Pharmaceuticals International, Inc. and the Surgical Instruments Business of Codman & Shurtleff, Inc. In 2011, the gains on the divestitures of businesses were $1.0 billion. During 2010, the Company divestitures included the Breast Care Business of Ethicon Endo-Surgery Inc. The gains on these divestitures were recognized in Other (income)/expense, net.

Legal Proceedings	12 Months Ended
Dec. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
LEGAL PROCEEDINGS
Legal Proceedings
Johnson & Johnson and certain of its subsidiaries are involved in various lawsuits and claims regarding product liability, intellectual property, commercial and other matters; governmental investigations; and other legal proceedings that arise from time to time in the ordinary course of their business.
The Company records accruals for such contingencies when it is probable that a liability will be incurred and the amount of the loss can be reasonably estimated. As of December 30, 2012, the Company has determined that the liabilities associated with certain litigation matters are probable and can be reasonably estimated. The Company has accrued for these matters and will continue to monitor each related legal issue and adjust accruals for new information and further developments in accordance with ASC 450-20-25. For these and other litigation and regulatory matters currently disclosed for which a loss is probable or reasonably possible, the Company is unable to determine an estimate of the possible loss or range of loss beyond the amounts already accrued. These matters can be affected by various factors, including whether damages sought in the proceedings are unsubstantiated or indeterminate; scientific and legal discovery has not commenced or is not complete; proceedings are in early stages; matters present legal uncertainties; there are significant facts in dispute; or there are numerous parties involved.
In the Company's opinion, based on its examination of these matters, its experience to date and discussions with counsel, the ultimate outcome of legal proceedings, net of liabilities accrued in the Company's balance sheet, is not expected to have a material adverse effect on the Company's financial position. However, the resolution in any reporting period of one or more of these matters, either alone or in the aggregate, may have a material adverse effect on the Company's results of operations and cash flows for that period.
PRODUCT LIABILITY

Certain subsidiaries of Johnson & Johnson are involved in numerous product liability cases. The damages claimed are substantial, and while these subsidiaries are confident of the adequacy of the warnings and instructions for use that accompany the products at issue, it is not feasible to predict the ultimate outcome of litigation. The Company has established product liability accruals in compliance with ASC 450-20 based on currently available information, which in some cases may be limited. Changes to the accruals may be required in the future as additional information becomes available.
Multiple products of Johnson & Johnson subsidiaries are subject to product liability claims and lawsuits in which claimants seek substantial compensatory and, where available, punitive damages, including LEVAQUIN®, the ASR™ XL Acetabular System and DePuy ASR™ Hip Resurfacing System, the PINNACLE® Acetabular Cup System, RISPERDAL®, pelvic meshes, DURAGESIC®/fentanyl patches and TOPAMAX®. As of December 30, 2012, in the U.S. there were approximately 2,100 plaintiffs with direct claims in pending lawsuits regarding injuries allegedly due to LEVAQUIN®, 10,750 with respect to the ASR™ XL Acetabular System and DePuy ASR™ Hip Resurfacing System, 3,300 with respect to the PINNACLE® Acetabular Cup System, 425 with respect to RISPERDAL®, 4,000 with respect to pelvic meshes, 30 with respect to DURAGESIC®/fentanyl patches and 75 with respect to TOPAMAX®.
In August 2010, DePuy Orthopaedics, Inc. (DePuy) announced a worldwide voluntary recall of its ASR™ XL Acetabular System and DePuy ASR™ Hip Resurfacing System used in hip replacement surgery. Claims for personal injury have been made against DePuy and Johnson & Johnson, and the number of pending lawsuits continues to increase. Cases filed in Federal courts in the United States have been organized as a multi-district litigation in the United States District Court for the Northern District of Ohio. Litigation has also been filed in countries outside of the United States, primarily in the United Kingdom, Canada and Australia. The Company continues to receive information with respect to potential costs associated with this recall. During the fiscal third and fourth quarters of 2012, the Company increased its accruals for the DePuy ASR™ Hip recall program and related product liability after the Company completed an analysis of new information, including the number of expected claims, recently updated revision rates of the recalled products and product liability expense per case. Changes to these accruals may be required in the future as additional information becomes available.
Claims for personal injury have also been made against DePuy and Johnson & Johnson relating to DePuy's PINNACLE® Acetabular Cup System. The number of pending product liability lawsuits continues to increase, and the Company continues to receive information with respect to potential costs and the anticipated number of cases. Cases filed in Federal courts in the United States have been organized as a multi-district litigation in the United States District Court for the Northern District of Texas. The Company has established a product liability accrual in anticipation of product liability litigation associated with DePuy's PINNACLE® Acetabular Cup System. Changes to this accrual may be required in the future as additional information becomes available.
Claims for personal injury have been made against Ethicon, Inc. (Ethicon) and Johnson & Johnson arising out of Ethicon's pelvic mesh devices used to treat stress urinary incontinence and pelvic organ prolapse. The number of pending product liability lawsuits continues to increase, and the Company continues to receive information with respect to potential costs and the anticipated number of cases. Cases filed in Federal courts in the United States have been organized as a multi-district litigation in the United States District Court for the Southern District of West Virginia. In addition, a class action and several individual personal injury cases have been commenced in Canada and Australia seeking damages for alleged injury resulting from Ethicon's pelvic mesh devices. The Company has established a product liability accrual in anticipation of product liability litigation associated with Ethicon's pelvic mesh products. Changes to this accrual may be required in the future as additional information becomes available.
The Company believes that the ultimate resolution of these matters based on historical and reasonably likely future trends is not expected to have a material adverse effect on the Company's financial position, annual results of operations and cash flows. The resolution in any interim reporting period could have a material impact on the Company's results of operations and cash flows for that period.

INTELLECTUAL PROPERTY

Certain subsidiaries of Johnson & Johnson are subject, from time to time, to legal proceedings and claims related to patent, trademark and other intellectual property matters arising out of their business. The most significant of these matters are described below.

PATENT INFRINGEMENT

Certain subsidiaries of Johnson & Johnson are involved in lawsuits challenging the coverage and/or validity of the patents on their products. Although these subsidiaries believe that they have substantial defenses to these challenges with respect to all material patents, there can be no assurance as to the outcome of these matters, and a loss in any of these cases could potentially adversely affect the ability of these subsidiaries to sell their products, or require the payment of past damages and future royalties.

Medical Devices and Diagnostics

In October 2004, Tyco Healthcare Group, LP (Tyco) and U.S. Surgical Corporation filed a lawsuit against Ethicon Endo-Surgery, Inc. (EES) in the United States District Court for the District of Connecticut alleging that several features of EES's HARMONIC® Scalpel infringed four Tyco patents. In October 2007, on motions for summary judgment prior to the initial trial, a number of claims were found invalid and a number were found infringed. However, no claim was found both valid and infringed. Trial commenced in December 2007, and the Court dismissed the case without prejudice on grounds that Tyco did not own the patents in suit. The dismissal without prejudice was affirmed on appeal. In January 2010, Tyco filed another complaint in the United States District Court for the District of Connecticut asserting infringement of three of the four patents from the previous lawsuit and adding new products. Tyco is seeking monetary damages and injunctive relief. The case was tried in July 2012, and the parties are awaiting a decision from the Court.
In October 2007, Bruce Saffran (Saffran) filed a patent infringement lawsuit against Johnson & Johnson and Cordis Corporation (Cordis) in the United States District Court for the Eastern District of Texas alleging infringement on U.S. Patent No. 5,653,760. In January 2011, a jury returned a verdict finding that Cordis's sales of its CYPHER® Stent willfully infringed the '760 patent. The jury awarded Saffran $482 million. In March 2011, the Court entered judgment against Cordis in the amount of $593 million, representing the jury verdict, plus $111 million in pre-judgment interest. Cordis has appealed the judgment. Oral argument was heard in December 2012, and a decision from the Court of Appeals is pending. Because the Company believes that the potential for an unfavorable outcome is not probable, it has not established an accrual with respect to the case.
In November 2007, Roche Diagnostics Operations, Inc., et al. (Roche) filed a patent infringement lawsuit against LifeScan, Inc. (LifeScan) in the United States District Court for the District of Delaware, accusing LifeScan's entire OneTouch® line of blood glucose monitoring systems of infringement of two patents related to the use of microelectrode sensors. In September 2009, LifeScan obtained a favorable ruling on claim construction that precluded a finding of infringement. The Court entered judgment against Roche in July 2010 and Roche appealed.  The Court of Appeals reversed the District Court's ruling on claim construction and remanded the case to the District Court for new findings on the issue. The parties are awaiting a ruling on claim construction. Roche is seeking monetary damages and injunctive relief.
In June 2009, Rembrandt Vision Technologies, L.P. (Rembrandt) filed a patent infringement lawsuit against Johnson & Johnson Vision Care, Inc. (JJVC) in the United States District Court for the Eastern District of Texas alleging that JJVC's manufacture and sale of its ACUVUE®ADVANCE® and ACUVUE® OASYS® Hydrogel Contact Lenses infringe their U.S. Patent No. 5,712,327 (the Chang patent). Rembrandt is seeking monetary relief. The case was transferred to the United States District Court for the Middle District of Florida. In May 2012, the jury returned a verdict holding that neither of the accused lenses infringe the '327 patent. Rembrandt has filed an appeal with the United States Court of Appeals for the Federal Circuit.
In November 2011, Howmedica Osteonics Corp. (Howmedica) and Stryker Ireland Ltd. (Stryker) filed a patent infringement lawsuit against DePuy Orthopaedics, Inc. (DePuy) in the United States District Court for the District of New Jersey alleging infringement by DePuy's PINNACLE® Acetabular Cup System and DURALOC® Acetabular Cup System of a patent relating to a dual-locking mechanism feature in an acetabular cup system. Howmedica and Stryker are seeking monetary damages and injunctive relief. DePuy filed its answer in February 2012 and filed a counterclaim asserting that Stryker's Trident Acetabular Hip System infringes DePuy's U.S. Patent No. 6,610,097. DePuy is seeking damages and injunctive relief from Howmedica and Stryker.
In May 2012, Medtronic Minimed, Inc., Medtronic Puerto Rico Operations Co. and MiniMed Distribution Corp. (collectively, Medtronic Minimed) filed a patent infringement lawsuit against Animas Corporation in the United States District Court for the Central District of California alleging that Animas' OneTouch® Ping® Glucose Management System infringes nine of their patents.  Medtronic Minimed is seeking monetary damages and injunctive relief.
In June 2012, DePuy Orthopaedics, Inc. (DePuy) filed a declaratory judgment action against Orthopaedic Hospital (OH) in the United States District Court for the Northern District of Indiana seeking a declaration of the parties' rights and obligations under a Patent Rights and License Agreement between the parties related to development of a polyethylene material. OH has claimed that DePuy owes royalties on products made with anti-oxidant polyethylene. DePuy disputes that it owes such royalties to OH and is thus seeking a declaration from the Court on disputed contractual provisions. After DePuy filed the declaratory judgment action, OH filed a separate suit on the same subject matter in the United States District Court for the Central District of California, and moved for consolidation with the California case.

Pharmaceutical

In May 2009, Abbott Biotechnology Ltd. (Abbott) filed a patent infringement lawsuit against Centocor, Inc. (Centocor) (now Janssen Biotech, Inc. (JBI)) in the United States District Court for the District of Massachusetts alleging that SIMPONI® infringes Abbott's U.S. Patent Nos. 7,223,394 and 7,541,031 (the Salfeld patents). Abbott is seeking monetary damages and injunctive relief. In April 2012, the parties participated in an arbitration on the issue of JBI's defense that Abbott is equitably estopped from asserting the patents. In May 2012, the arbitrator rejected JBI's defense. The case has been reinstated in the District Court and fact discovery is ongoing.
In August 2009, Abbott GmbH & Co. (Abbott GmbH) and Abbott Bioresearch Center filed a patent infringement lawsuit against Centocor (now JBI) in the United States District Court for the District of Massachusetts alleging that STELARA® infringes two United States patents assigned to Abbott GmbH. JBI filed a complaint in the United States District Court for the District of Columbia for a declaratory judgment of non-infringement and invalidity of the Abbott GmbH patents, as well as a Complaint for Review of a Patent Interference Decision that granted priority of invention on one of the two asserted patents to Abbott GmbH. The cases have been transferred from the District of Columbia to the District of Massachusetts. Trial was held in September 2012 with a jury verdict in favor of Centocor, invalidating Abbott's patent claims. Post-trial briefing has been completed and the parties are awaiting a decision. Also in August 2009, Abbott GmbH and Abbott Laboratories Limited brought a patent infringement lawsuit in The Federal Court of Canada alleging that STELARA® infringes Abbott GmbH's Canadian patent. A trial is scheduled for December 2013 in the Canadian Case. In addition to the U.S. and Canadian litigations, in August 2012, Abbott filed patent infringement lawsuits in the Netherlands, Switzerland and Germany. In each of the above cases, Abbott is seeking monetary damages and injunctive relief.

LITIGATION AGAINST FILERS OF ABBREVIATED NEW DRUG APPLICATIONS (ANDAs)

The following summarizes lawsuits pending against generic companies that filed Abbreviated New Drug Applications (ANDAs) seeking to market generic forms of products sold by various subsidiaries of Johnson & Johnson prior to expiration of the applicable patents covering those products. These ANDAs typically include allegations of non-infringement, invalidity and unenforceability of these patents. In the event the subsidiaries are not successful in these actions, or the statutory 30-month stays expire before the United States District Court rulings are obtained, the third-party companies involved will have the ability, upon approval of the United States Food and Drug Administration (FDA), to introduce generic versions of the products at issue, resulting in very substantial market share and revenue losses for those products.
CONCERTA®

A number of generic companies have filed ANDAs seeking approval to market generic versions of CONCERTA®. In September 2011, a settlement agreement was entered into with Kremers-Urban, LLC and KUDCO Ireland, Ltd. (collectively, KUDCO) pursuant to which KUDCO was granted a license under the patent-in-suit to market its generic version of CONCERTA® starting on July 1, 2012, if and when KUDCO obtains FDA approval.
In November 2010, ALZA Corporation (ALZA) and Ortho-McNeil-Janssen Pharmaceuticals, Inc. (OMJPI) (now Janssen Pharmaceuticals, Inc. (JPI)) filed a patent infringement lawsuit in the United States District Court for the District of Delaware against Impax Laboratories, Inc. (Impax), Teva Pharmaceuticals USA, Inc., and Teva Pharmaceutical Industries Ltd. (collectively, Teva) in response to Impax and Teva's filing of a major amendment to its ANDA seeking approval to market a generic version of CONCERTA® before the expiration of ALZA and JPI's patent relating to CONCERTA®. Impax and Teva filed counterclaims alleging non-infringement and invalidity. In May 2011, ALZA and JPI filed a second lawsuit against Teva in response to Teva's filing of a second major amendment to its ANDA seeking approval to market additional dosage strengths of its generic CONCERTA® product before the expiration of ALZA and JPI's patent relating to CONCERTA®. In each of the above cases, ALZA and JPI sought an Order enjoining the defendants from marketing its generic version of CONCERTA® prior to the expiration of ALZA and JPI's CONCERTA® patent. In September 2012, a settlement agreement was entered into with Impax and Teva pursuant to which those parties were granted a license under the patent-in-suit to market their generic version of CONCERTA® starting July 14, 2013 (or earlier under certain circumstances), if and when they obtain FDA approval.
ORTHO TRI-CYCLEN® LO

A number of generic companies have filed ANDAs seeking approval to market generic versions of ORTHO TRI-CYCLEN® LO. In February 2012, JPI and Watson Laboratories, Inc. and Watson Pharmaceuticals, Inc. (collectively, Watson) entered into a settlement agreement. Pursuant to the settlement agreement, the parties entered into a supply agreement whereby JPI will supply to Watson a combinational oral contraceptive containing certain specified compounds from December 31, 2015 (or earlier under certain circumstances) through the expiration of the '815 patent on December 6, 2019. In addition, in the event Watson does not wish to exercise its rights under the supply agreement, JPI has granted Watson a license to market Watson's ANDA product from December 31, 2015 (or earlier under certain circumstances) through December 6, 2019.
In January 2010, OMJPI (now JPI) filed a patent infringement lawsuit against Lupin Ltd. and Lupin Pharmaceuticals, Inc. (collectively, Lupin) in the United States District Court for the District of New Jersey in response to Lupin's ANDA seeking approval to market a generic version of ORTHO TRI-CYCLEN® LO prior to the expiration of JPI's patent relating to ORTHO TRI-CYCLEN® LO (the OTCLO patent). Lupin filed a counterclaim alleging invalidity of the patent. Trial concluded in June 2012, and in September 2012, the Court issued a decision in favor of JPI. In particular, the Court ordered that the effective date of the approval of Lupin's ANDA (which had previously been approved) be not earlier than the expiration of the OTCLO patent. Lupin has appealed the decision to the Court of Appeals for the Federal Circuit. Oral argument was heard in February 2013, and the Court's decision is pending.
In November 2010, OMJPI (now JPI) filed a patent infringement lawsuit against Mylan Inc. and Mylan Pharmaceuticals, Inc. (collectively, Mylan), and Famy Care, Ltd. (Famy Care) in the United States District Court for the District of New Jersey in response to Famy Care's ANDA seeking approval to market a generic version of ORTHO TRI-CYCLEN® LO prior to the expiration of the OTCLO patent. Mylan and Famy Care filed counterclaims alleging invalidity of the patent. In November 2012, JPI and Mylan entered into a settlement agreement pursuant to which Mylan was granted a license under the OTCLO patent to market its generic version of ORTHO TRI-CYCLEN® LO starting December 31, 2015 (or earlier under certain circumstances), if and when they obtain FDA approval.
In October 2011, JPI filed a patent infringement lawsuit against Sun Pharma Global FZE and Sun Pharmaceutical Industries (collectively, Sun) in the United States District Court for the District of New Jersey in response to Sun's ANDA seeking approval to market a generic version of ORTHO TRI-CYCLEN® LO prior to the expiration of the OTCLO patent.
In May 2012, JPI filed a patent infringement lawsuit against Haupt Pharma, Inc., Ranbaxy Laboratories Limited and Ranbaxy Inc. (collectively, Haupt) in the United States District Court for the District of New Jersey in response to Haupt's ANDA seeking approval to market a generic version of ORTHO TRI-CYCLEN® LO prior to the expiration of the OTCLO patent. In December 2012, JPI and Haupt entered into a settlement agreement pursuant to which Haupt was granted a license under the OTCLO patent to market its generic version of ORTHO TRI-CYCLEN® LO starting December 31, 2015 (or earlier under certain circumstances), if and when they obtain FDA approval.
In August 2012, JPI filed a patent infringement lawsuit against Glenmark Generics Ltd. and Glenmark Generics Inc., USA (collectively, Glenmark) in the United States District Court for the District of New Jersey in response to Glenmark's ANDA seeking approval to market a generic version of ORTHO TRI-CYCLEN® LO prior to the expiration of the OTCLO patent. In November 2012, a settlement agreement was entered into with Glenmark pursuant to which Glenmark was granted a license under the OTCLO patent to market its generic version of ORTHO TRI-CYCLEN® LO starting December 31, 2015 (or earlier under certain circumstances), if and when they obtain FDA approval.
In each of the above cases, JPI sought or is seeking an Order enjoining the defendants from marketing their generic versions of ORTHO TRI-CYLCEN® LO before the expiration of the OTCLO patent.

PREZISTA®

A number of generic companies have filed ANDAs seeking approval to market generic versions of PREZISTA®. In November 2010, Tibotec, Inc. (now Tibotec, LLC) and Tibotec Pharmaceuticals (now Janssen R&D Ireland) (collectively, Tibotec) filed a patent infringement lawsuit against Lupin, Ltd., Lupin Pharmaceuticals, Inc. (collectively, Lupin), Mylan, Inc. and Mylan Pharmaceuticals, Inc. (collectively, Mylan) in the United States District Court for the District of New Jersey in response to Lupin's and Mylan's respective ANDAs seeking approval to market generic versions of Tibotec's PREZISTA® product before the expiration of Tibotec's patent relating to PREZISTA®. Lupin and Mylan each filed counterclaims alleging non-infringement and invalidity. In July 2011, Tibotec filed another patent infringement lawsuit against Lupin in the United States District Court for the District of New Jersey in response to Lupin's supplement to its ANDA to add new dosage strengths for its proposed product. In August 2011, Tibotec and G.D. Searle & Company (G.D. Searle) filed a patent infringement lawsuit against Lupin and Mylan in response to their notice letters advising that their ANDAs are seeking approval to market generic versions of Tibotec's PREZISTA® product before the expiration of two patents relating to PREZISTA® that Tibotec exclusively licenses from G.D. Searle.
In March 2011, Tibotec and G.D. Searle filed a patent infringement lawsuit against Teva Pharmaceuticals USA, Inc. and Teva Pharmaceuticals, Ltd. (collectively, Teva) in the United States District Court for the District of New Jersey in response to Teva's ANDA seeking approval to market a generic version of PREZISTA® before the expiration of certain patents relating to PREZISTA® that Tibotec either owns or exclusively licenses from G.D. Searle.
In March 2011, Tibotec filed a patent infringement lawsuit against Hetero Drugs, Ltd. Unit III and Hetero USA Inc. (collectively, Hetero) in the United States District Court for the District of New Jersey in response to Hetero's ANDA seeking approval to market a generic version of PREZISTA® before the expiration of certain patents relating to PREZISTA® that Tibotec exclusively licenses from G.D. Searle. In July 2011, upon agreement by the parties, the Court entered a stay of the lawsuit pending a final decision in the lawsuit against Teva with respect to the validity and/or enforceability of the patents that Tibotec licenses from G.D. Searle, with Hetero agreeing to be bound by such final decision.
In September 2011, the Court consolidated the above lawsuits, as well as lawsuits brought by the United States Government against each of the defendants for infringement of a United States Government-owned patent relating to PREZISTA®, for purposes of pre-trial discovery and trial, with the proviso that after discovery is completed, any party can move to have the cases de-consolidated for trial.
In May and June 2012, Janssen Products, LP and Janssen R&D Ireland (collectively, Janssen) and G.D. Searle filed a patent infringement lawsuit against Lupin, Teva and Mylan in the United States District Court for the District of New Jersey, alleging infringement of newly issued United States Reissue Patent No. Re42,889, which Janssen exclusively licenses from G.D. Searle. In August 2012, Janssen and G.D. Searle filed a patent infringement lawsuit against Lupin, Teva and Mylan in the United States District Court for the District of New Jersey, alleging infringement of newly issued United States Reissue Patent No. Re43,596, which Janssen exclusively licenses from G.D. Searle. These cases have been consolidated with the above lawsuits. In October 2012, Janssen filed a motion to file a Supplemental Complaint against Lupin, Teva and Mylan in the United States District Court for the District of New Jersey, alleging infringement of United States Patent Nos. 7,772,411 (Mylan only), 7,126,015 (Lupin and Teva only) and 7,595,408 (Lupin and Teva only). In January 2013, the Court permitted these three additional patents to be added to the consolidated action.
In each of the above lawsuits, Tibotec and Janssen are seeking an Order enjoining the defendants from marketing their generic versions of PREZISTA® before the expiration of the relevant patents.

OTHER INTELLECTUAL PROPERTY MATTERS

In September 2009, Centocor Ortho Biotech Products, L.P. (now Janssen Products, LP (JPLP)) intervened in an inventorship lawsuit filed by the University of Kansas Center for Research, Inc. (KUCR) against the United States of America (USA) in the United States District Court for the District of Kansas. KUCR alleges that two KUCR scientists should be added as inventors on two USA-owned patents relating to VELCADE®. The USA licensed the patents (and their foreign counterparts) to Millennium Pharmaceuticals, Inc. (MPI), who in turn sublicensed the patents (and their foreign counterparts) to JPLP for commercial marketing outside the United States. In July 2010, the parties reached a settlement agreement to resolve the disputes in this case and submitted the inventorship issue to arbitration, the outcome of which would determine whether pre-specified payments would be made to KUCR, but will not affect JPLP's right to market VELCADE®. The arbitration took place in December 2011 and a decision in favor of KUCR was issued in March 2012. As a result, JPLP will be required to make the aforementioned pre-specified payments to KUCR.
In December 2009, the State of Israel filed a lawsuit in the District Court in Tel Aviv Jaffa against Omrix Biopharmaceuticals, Inc. and various affiliates (Omrix). In the lawsuit, the State claims that an employee of a government-owned hospital was the inventor on several patents related to fibrin glue technology that the employee developed while he was a government employee. The State claims that he had no right to transfer any intellectual property to Omrix because it belongs to the State. The State is seeking damages plus royalties on QUIXIL™ and EVICEL™ products, or alternatively, transfer of the patents to the State.
In January 2011, Genentech, Inc. (Genentech) initiated an arbitration against UCB Celltech (Celltech) seeking damages for allegedly cooperating with Centocor, Inc. (now Janssen Biotech, Inc. (JBI)) to improperly terminate a prior agreement in which JBI was sublicensed under Genentech's Cabilly patents to sell REMICADE®. JBI has an indemnity agreement with Celltech, and Celltech asserted that JBI would be liable for any damages Celltech may be required to pay Genentech in that arbitration. Following an arbitration hearing in June 2012, the arbitrators issued a decision finding no liability for Celltech, and therefore, JBI is not liable for any potential indemnity claim. JBI has moved to recover its attorneys fees, costs and expenses.
In March 2012, Noramco, Inc. (Noramco) moved to intervene in three patent infringement lawsuits filed in the United States District Court for the Southern District of New York (SDNY) by Purdue Pharma L.P. and others (Purdue) against Noramco oxycodone customers, Impax Laboratories, Inc. (Impax), Teva Pharmaceuticals USA, Inc. (Teva) and Amneal Pharmaceuticals, LLC (Amneal). In February 2013, Noramco appeared on behalf of Noramco customers Watson Laboratories, Inc. - Florida and Andrx Labs, LLC (collectively, Watson/Andrx) in a similar lawsuit filed by Purdue in the SDNY. The lawsuits are in response to the defendants' respective ANDAs seeking approval to market generic extended release oxycodone products before the expiration of certain Purdue patents. Three of the asserted patents relate to oxycodone and processes for making oxycodone, and Noramco has agreed to defend the lawsuits on behalf of Impax, Teva, Amneal and Watson/Andrx. Although Noramco did not participate, in November 2012, a trial in a lawsuit brought by Purdue against another Noramco customer, Actavis Elizabeth, LLC (Actavis), took place. Because the active ingredient at issue in the Actavis lawsuit is the same as the active ingredient at issue in the above lawsuits, the District Court's decision in the Actavis case may affect those lawsuits. A decision from the District Court in the Actavis case is pending.
In August 2012, Dr. James M. Swanson (Swanson) filed a lawsuit against ALZA Corporation (ALZA) in the Northern District of California seeking to be added as an inventor on two ALZA-owned patents relating to CONCERTA®.  Alternatively, Dr. Swanson has alleged that the patents-in-suit are invalid and/or unenforceable as a result of ALZA's alleged omission of Dr. Swanson as a named inventor on the patents. Dr. Swanson is seeking damages and an award of unjust enrichment. ALZA filed a motion to dismiss Swanson's claims and oral argument is scheduled for February 2013.

GOVERNMENT PROCEEDINGS

Like other companies in the pharmaceutical and medical devices and diagnostics industries, Johnson & Johnson and certain of its subsidiaries are subject to extensive regulation by national, state and local government agencies in the United States and other countries in which they operate. As a result, interaction with government agencies is ongoing. The most significant litigation brought by, and investigations conducted by, government agencies are listed below. It is possible that criminal charges and substantial fines and/or civil penalties or damages could result from government investigations or litigation.

AVERAGE WHOLESALE PRICE (AWP) LITIGATION

Johnson & Johnson and several of its pharmaceutical subsidiaries (the J&J AWP Defendants), along with numerous other pharmaceutical companies, are defendants in a series of lawsuits in state and federal courts involving allegations that the pricing and marketing of certain pharmaceutical products amounted to fraudulent and otherwise actionable conduct because, among other things, the companies allegedly reported an inflated Average Wholesale Price (AWP) for the drugs at issue. Payors alleged that they used those AWPs in calculating provider reimbursement levels. Many of these cases, both federal actions and state actions removed to federal court, were consolidated for pre-trial purposes in a Multi-District Litigation (MDL) in the United States District Court for the District of Massachusetts.
The plaintiffs in these cases included three classes of private persons or entities that paid for any portion of the purchase of the drugs at issue based on AWP, and state government entities that made Medicaid payments for the drugs at issue based on AWP. In June 2007, after a trial on the merits, the MDL Court dismissed the claims of two of the plaintiff classes against the J&J AWP Defendants. In March 2011, the Court dismissed the claims of the third class against the J&J AWP Defendants without prejudice.
AWP cases brought by various Attorneys General have proceeded to trial against other manufacturers. Several state cases against certain subsidiaries of Johnson & Johnson have been settled, including Kentucky, which had been set for trial in January 2012 and Kansas which had been set for trial in March 2013. Louisiana and Mississippi are set for trial in October 2013, Illinois is set for trial in May 2014, and Alaska is set for trial in July 2014. Other state cases are likely to be set for trial in due course. In addition, an AWP case against the J&J AWP Defendants brought by the Commonwealth of Pennsylvania was tried in Commonwealth Court in October and November 2010. The Court found in the Commonwealth's favor with regard to certain of its claims under the Pennsylvania Unfair Trade Practices and Consumer Protection Law (“UTPL”), entered an injunction, and awarded $45 million in restitution and $6.5 million in civil penalties. The Court found in the J&J AWP Defendants' favor on the Commonwealth's claims of unjust enrichment, misrepresentation/fraud, civil conspiracy, and on certain of the Commonwealth's claims under the UTPL. The J&J AWP Defendants have appealed the Commonwealth Court's UTPL ruling to the Pennsylvania Supreme Court. The Company believes that the J&J AWP Defendants have strong arguments supporting their appeal. Because the Company believes that the potential for an unfavorable outcome is not probable, it has not established an accrual with respect to the verdict.

RISPERDAL®

In January 2004, Janssen Pharmaceutica Inc. (Janssen Pharmaceutica) (now Janssen Pharmaceuticals, Inc. (JPI)) received a subpoena from the Office of the Inspector General of the United States Office of Personnel Management seeking documents concerning sales and marketing of, any and all payments to physicians in connection with sales and marketing of, and clinical trials for, RISPERDAL® from 1997 to 2002. Documents subsequent to 2002 have also been requested by the Department of Justice. An additional subpoena seeking information about marketing of, and adverse reactions to, RISPERDAL® was received from the United States Attorney's Office for the Eastern District of Pennsylvania in November 2005. Numerous subpoenas seeking testimony from various witnesses before a grand jury were also received. JPI cooperated in responding to these requests for documents and witnesses. The United States Department of Justice and the United States Attorney's Office for the Eastern District of Pennsylvania (the Government) are continuing to actively pursue both criminal and civil actions. In February 2010, the Government served Civil Investigative Demands seeking additional information relating to sales and marketing of RISPERDAL® and sales and marketing of INVEGA®. The focus of these matters is the alleged promotion of RISPERDAL® and INVEGA® for off-label uses. The Government has notified JPI that there are also pending qui tam actions alleging off-label promotion of RISPERDAL®. The Government informed JPI that it will intervene in these qui tam actions and file a superseding complaint.
In 2011, discussions to resolve criminal penalties under the Food Drug and Cosmetic Act related to the promotion of RISPERDAL® resulted in an agreement in principle with the United States Attorney's Office for the Eastern District of Pennsylvania on key issues relevant to a disposition of criminal charges pursuant to a single misdemeanor violation of the Food Drug and Cosmetic Act, but certain issues remain open before a settlement can be finalized. During 2011, the Company accrued amounts to cover the financial component of the proposed criminal settlement.
In 2012, the Company also reached an agreement in principle with the United States Department of Justice to settle three pending civil False Claims Act matters that are pending in (1) the Eastern District of Pennsylvania concerning sales and marketing of RISPERDAL® and INVEGA®; (2) the Northern District of California regarding the sales and marketing of NATRECOR®, discussed separately below; and (3) the District of Massachusetts alleging that the defendants provided the Omnicare, Inc. (Omnicare) long-term care pharmacy with rebates and other payments regarding RISPERDAL® and other products, discussed separately below. Assuming these agreements are finalized, they will resolve the federal government's claims under the federal False Claims Act, resolve all pending state and federal government litigation regarding Omnicare and NATRECOR®, and settle the RISPERDAL® Medicaid-related claims for those states that opt into the settlement. With the tentative settlement agreements described above, issues remain open that must be resolved before the settlements can be finalized.
The Company has accrued amounts, including an additional accrual made in the second quarter of 2012, to cover these tentative settlement agreements. However, the settlements will not resolve all pending state litigation matters regarding RISPERDAL®, and some states may elect to opt out of the settlements. To the extent any state has a claim and has or will elect to opt out of these settlements, the Company has accrued an amount equal to what that state would receive if it was participating in the settlements. Among other states, Arkansas, Louisiana and South Carolina are not expected to participate in the settlements (as discussed below). Because the Company believes there are strong arguments on appeal in those cases, the Company has only accrued an amount equal to what these states would receive if they participated in the settlements.
In addition, the Attorneys General of multiple states, including Alaska, Arkansas, Louisiana, Massachusetts, Mississippi, Montana, New Mexico, South Carolina, and Utah, have pending actions against Janssen Pharmaceutica (now JPI) seeking one or more of the following remedies: reimbursement of Medicaid or other public funds for RISPERDAL® prescriptions written for off-label use, compensation for treating their citizens for alleged adverse reactions to RISPERDAL®, civil fines or penalties, damages for “overpayments” by the state and others, violations of state consumer fraud statutes, punitive damages, or other relief relating to alleged unfair business practices. Certain of these actions also seek injunctive relief relating to the promotion of RISPERDAL®. In January 2012, JPI settled a lawsuit filed by the Attorney General of Texas. In April 2012, in the lawsuit brought by the Attorney General of Arkansas, the jury found against both JPI and Johnson & Johnson, and the Court imposed penalties in the amount of approximately $1.2 billion. JPI and Johnson & Johnson have filed an appeal and believe that they have strong arguments supporting the appeal. In January 2013, the same court awarded attorney fees of approximately $180 million. This judgment will also be appealed.
The Attorney General of West Virginia commenced suit in 2004 against Janssen Pharmaceutica (now JPI) based on claims of alleged consumer fraud as to DURAGESIC®, as well as RISPERDAL®. JPI was found liable and damages were assessed at $4.5 million. JPI filed an appeal, and in November 2010, the West Virginia Supreme Court reversed the trial court's decision. In December 2010, the Attorney General of West Virginia dismissed the case as it related to RISPERDAL® without any payment. Thereafter, JPI settled the case insofar as it related to DURAGESIC®.
In 2004, the Attorney General of Louisiana filed a multi-count Complaint against Janssen Pharmaceutica (now JPI). Johnson & Johnson was later added as a defendant. The case was tried in October 2010. The issue tried to the jury was whether Johnson & Johnson or JPI had violated the State's Medicaid Fraud Act (the Act) through misrepresentations allegedly made in the mailing of a November 2003 Dear Health Care Professional letter regarding RISPERDAL®. The jury returned a verdict that JPI and Johnson & Johnson had violated the Act and awarded $257.7 million in damages. The trial judge subsequently awarded the Attorney General counsel fees and expenses in the amount of $73 million. In August 2012, an interlocutory appellate court affirmed the judgment. In January 2013, the Louisiana Supreme Court accepted Johnson & Johnson and JPI's request for appeal. Oral argument on the appeal has been set for March 2013.
In 2007, the Office of General Counsel of the Commonwealth of Pennsylvania filed a lawsuit against Janssen Pharmaceutica (now JPI) on a multi-Count Complaint related to Janssen Pharmaceutica's sale of RISPERDAL® to the Commonwealth's Medicaid program. The trial occurred in June 2010. The trial judge dismissed the case after the close of the plaintiff's evidence. The Commonwealth filed an appeal in April 2011, and in July 2012, the Pennsylvania Appeals Court upheld the dismissal of the Commonwealth's case.
In 2007, the Attorney General of South Carolina filed a lawsuit against Johnson & Johnson and Janssen Pharmaceutica (now JPI) on several counts. In March 2011, the matter was tried on liability only, at which time the lawsuit was limited to claims of violation of the South Carolina Unfair Trade Practice Act, including, among others, questions of whether Johnson & Johnson or JPI engaged in unfair or deceptive acts or practices in the conduct of any trade or commerce by distributing the November 2003 Dear Health Care Professional letter regarding RISPERDAL® or in their use of the product's FDA-approved label. The jury found in favor of Johnson & Johnson and against JPI. In June 2011, the Court awarded civil penalties of approximately $327.1 million. JPI has appealed this judgment and the Company believes it has strong arguments supporting the appeal. Oral argument on the appeal has been set before the South Carolina Supreme Court for March 2013.
The Attorneys General of approximately 40 other states and the District of Columbia indicated an interest in pursuing similar litigation against JPI, and obtained a tolling agreement staying the running of the statute of limitations while they pursued an investigation of JPI regarding potential consumer fraud actions in connection with the marketing of RISPERDAL®. In September 2012, JPI settled with 36 of the states and the District of Columbia non-Medicaid claims in connection with the sales and marketing of RISPERDAL® and INVEGA® for a total of approximately $181 million, an amount which had been previously accrued.
In the Company's opinion, the ultimate resolution of any of the above RISPERDAL® matters is not expected to have a material adverse effect on the Company's financial position, although the resolution in any reporting period could have a material impact on the Company's results of operations and cash flows for that period.

OMNICARE

In September 2005, Johnson & Johnson received a subpoena from the United States Attorney's Office for the District of Massachusetts, seeking documents related to the sales and marketing of eight drugs to Omnicare, Inc. (Omnicare), a manager of pharmaceutical benefits for long-term care facilities. In April 2009, Johnson & Johnson and certain of its pharmaceutical subsidiaries were served in two civil qui tam cases asserting claims under the Federal False Claims Act and related state law claims alleging that the defendants provided Omnicare with rebates and other alleged kickbacks, causing Omnicare to file false claims with Medicaid and other government programs. In January 2010, the government intervened in both of these cases, naming Johnson & Johnson, Ortho-McNeil-Janssen Pharmaceuticals, Inc. (now Janssen Pharmaceuticals, Inc. (JPI)), and Johnson & Johnson Health Care Systems Inc. as defendants. Subsequently, the Commonwealth of Massachusetts, Virginia, and Kentucky, and the States of California and Indiana intervened in the action. In February 2011, the United States District Court for the District of Massachusetts dismissed one qui tam case entirely and dismissed the other case in part, rejecting allegations that the defendants had violated their obligation to report its “best price” to health care program officials. The claims of the United States and individual states remain pending. In June 2012, the parties were granted their joint motion to stay the case pending resolution of the potential settlement discussed in the RISPERDAL® section above.
In November 2005, a lawsuit was filed by Scott Bartz, a former employee, in the United States District Court for the Eastern District of Pennsylvania against Johnson & Johnson and certain of its pharmaceutical subsidiaries (the J&J Defendants), along with co-defendants McKesson Corporation (McKesson) and Omnicare, Inc. In February 2011, the plaintiff filed an amended complaint. Thereafter, on the J&J Defendants' motion, the case was transferred to the United States District Court for the District of Massachusetts, where it is currently pending. The amended complaint alleges a variety of causes of action under the Federal False Claims Act and corresponding state and local statutes, including that the J&J Defendants engaged in various improper transactions that were allegedly designed to report false prescription drug prices to the federal government in order to reduce the J&J Defendants' Medicaid rebate obligations. The complaint further alleges that the J&J Defendants improperly retaliated against the plaintiff for having raised these allegations internally. Bartz seeks multiple forms of relief, including damages and reinstatement to a position with the same seniority status. The J&J Defendants subsequently moved to dismiss the complaint in May 2011. In March 2012, the District Court dismissed Bartz's claims under the Federal False Claims Act, and declined to exercise supplemental jurisdiction over numerous related claims under state false claims act statutes. The District Court, however, denied the dismissal motion with regard to Bartz's claims that he was retaliated against in violation of the Federal False Claims Act and in violation of New Jersey's Conscientious Employee Protection Act. In February 2013, the parties entered into a settlement agreement to resolve all of Bartz's claims and filed a joint motion to dismiss the lawsuit, with prejudice; the District Court granted the motion to dismiss all claims.

MCNEIL CONSUMER HEALTHCARE

Starting in June 2010, McNeil Consumer Healthcare Division of McNEIL-PPC, Inc. (McNeil Consumer Healthcare) and certain affiliates, including Johnson & Johnson (the Companies), received grand jury subpoenas from the United States Attorney's Office for the Eastern District of Pennsylvania requesting documents broadly relating to recalls of various products of McNeil Consumer Healthcare, and the FDA inspections of the Fort Washington, Pennsylvania and Lancaster, Pennsylvania manufacturing facilities, as well as certain documents relating to recalls of a small number of products of other subsidiaries. In addition, in February 2011, the government served McNEIL-PPC, Inc. (McNEIL-PPC) with a Civil Investigative Demand seeking records relevant to its investigation to determine if there was a violation of the Federal False Claims Act. The Companies are cooperating with the United States Attorney's Office in responding to these subpoenas.
The Companies have also received Civil Investigative Demands from multiple State Attorneys General Offices broadly relating to the McNeil recall issues. The Companies continue to cooperate with these inquiries. In January 2011, the Oregon Attorney General filed a civil complaint against Johnson & Johnson, McNEIL-PPC and McNeil Healthcare LLC in state court alleging civil violations of the Oregon Unlawful Trade Practices Act relating to an earlier recall of a McNeil OTC product. In November 2012, the state court granted a motion by the Companies to dismiss Oregon's complaint in its entirety, with prejudice.  In December 2012, Oregon filed a Notice of Appeal in the Court of Appeals of the State of Oregon.
In March 2011, the United States filed a complaint for injunctive relief in the United States District Court for the Eastern District of Pennsylvania against McNEIL-PPC and two of its employees, alleging that McNEIL-PPC is in violation of FDA regulations regarding the manufacture of drugs at the facilities it operates in Lancaster, Pennsylvania, Fort Washington, Pennsylvania, and Las Piedras, Puerto Rico. On the same day, the parties filed a consent decree of permanent injunction resolving the claims set forth in the complaint. The Court approved and entered the consent decree on March 16, 2011.
The consent decree, which is subject to ongoing enforcement by the Court, requires McNEIL-PPC to take enhanced measures to remediate the three facilities. The Fort Washington facility, which was voluntarily shut down in April 2010, will remain shut down until a third-party consultant certifies that its operations will be in compliance with applicable law, and the FDA concurs with the third-party certification. The Lancaster and Las Piedras facilities may continue to manufacture and distribute drugs, provided that a third party reviews manufacturing records for selected batches of drugs released from the facilities, and certifies that any deviations reviewed do not adversely affect the quality of the selected batches. McNEIL-PPC submitted a workplan to the FDA for remediation of the Lancaster and Las Piedras facilities, and that plan was approved by the FDA in October 2012. Third-party batch record review may cease if the FDA has stated that the facilities appear to be in compliance with applicable law. Each facility is subject to a five-year audit period by a third party after the facility has been deemed by the FDA to be in apparent compliance with applicable law.

OTHER

In July 2005, Scios Inc. (Scios) received a subpoena from the United States Attorney's Office for the District of Massachusetts, seeking documents related to the sales and marketing of NATRECOR®. In August 2005, Scios was advised that the investigation would be handled by the United States Attorney's Office for the Northern District of California in San Francisco. In February 2009, two qui tam complaints were unsealed in the United States District Court for the Northern District of California, alleging, among other things, improper activities in the promotion of NATRECOR®. In June 2009, the United States government intervened in one of the qui tam actions, and filed a complaint against Scios and Johnson & Johnson seeking relief under the Federal False Claims Act and asserting a claim of unjust enrichment. In October 2011, the criminal matter was resolved. The civil case has been stayed pending resolution of the potential settlement discussed in the RISPERDAL® section above.
In June 2008, Johnson & Johnson received a subpoena from the United States Attorney's Office for the District of Massachusetts relating to the marketing of biliary stents by Cordis Corporation (Cordis). In February 2012, the government informed Cordis that it was closing its investigation. In addition, in January 2010, a complaint was unsealed in the United States District Court for the Northern District of Texas, filed by Kevin Colquitt, seeking damages against Cordis and other parties for alleged violations of the Federal False Claims Act and several similar state laws in connection with the marketing of biliary stents. The United States Department of Justice and several states declined to intervene. In January 2013, the Court granted Cordis's motion to dismiss the claims against Cordis, with prejudice. Plaintiff has appealed.
In September 2011, Synthes, Inc. (Synthes) received a Civil Investigative Demand issued pursuant to the False Claims Act from the United States Attorney's Office for the Eastern District of Pennsylvania. The Demand sought information regarding allegations that fellowships had been offered to hospitals in exchange for agreements to purchase products. Synthes has produced documents and information in response to the Demand and is cooperating with the inquiry.
In October 2011, the European Commission (EC) announced that it opened an investigation concerning an agreement between Janssen-Cilag B.V. (Janssen-Cilag) and Sandoz B.V. relating to the supply of fentanyl patches in The Netherlands and whether the agreement infringes European competition law. In January 2013, the EC issued a Statement of Objections setting out facts regarding a potential violation of EU antitrust laws. Janssen-Cilag is preparing a response to the Statement of Objections.
In April 2012, Janssen Pharmaceuticals, Inc. (JPI) received a letter requesting certain documents from the United States Department of Justice relating to the marketing and promotion of DORIBAX®. JPI has provided documents and continues to cooperate with this government inquiry.
In May 2012, Acclarent, Inc. (Acclarent) received a subpoena from the United States Attorney's Office for the District of Massachusetts requesting documents broadly relating to the sales, marketing and promotion by Acclarent of RELIEVA STRATUS™ MicroFlow Spacer products. Acclarent is cooperating with the United States Attorney's Office in responding to the subpoena.
In August 2012, DePuy Orthopaedics, Inc., DePuy, Inc. (now DePuy Synthes, Inc. (DePuy Synthes)), and Johnson & Johnson Services, Inc. received an informal request from the United States Attorney's Office for the District of Massachusetts and the Civil Division of the United States Department of Justice for the production of materials relating to the ASR™ XL Hip device.  The government has since made additional informal requests for the production of documents as to the device. The government is investigating whether any person or entity submitted or caused to be submitted false claims or false statements affecting federal health care programs in connection with the marketing and use of the ASR™ XL Hip device.  DePuy Orthopaedics, Inc., DePuy Synthes, and Johnson & Johnson Services, Inc. have voluntarily produced documents in response to the government's informal requests and are fully cooperating with the government's civil investigation.
In October 2012, Johnson & Johnson was contacted by the California Attorney General's office regarding a multi-state Attorney General investigation of the marketing of surgical mesh products for hernia and urogynecological purposes by Johnson & Johnson subsidiaries. Johnson & Johnson and its subsidiaries have since entered into a tolling agreement with the 42 states participating in the multi-state investigation.
In December 2012, Therakos, Inc. (Therakos), formerly a subsidiary of Johnson & Johnson and part of the Ortho-Clinical Diagnostics, Inc. (OCD) franchise, received a letter from the civil division of the United States Attorney's Office for the Eastern District of Pennsylvania informing Therakos that the United States Attorney's Office was investigating the sales and marketing of UVADEX® (methoxsalen) and the UVAR XTS® System during the period 2000 to the present. The United States Attorney's Office requested that OCD and Johnson & Johnson preserve documents that could relate to the investigation. Therakos was subsequently acquired by an affiliate of Gores Capital Partners III, L.P. OCD and Johnson & Johnson retain certain liabilities that may result from the investigation for activity that occurred prior to the sale of Therakos, and have taken appropriate steps to retain potentially relevant documents and will cooperate with the United States Attorney's Office's investigation with respect to such activity.
In recent years, Johnson & Johnson has received numerous requests from a variety of United States Congressional Committees to produce information relevant to ongoing congressional inquiries. It is the policy of Johnson & Johnson to cooperate with these inquiries by producing the requested information.

GENERAL LITIGATION

Starting in July 2006, five lawsuits were filed in United States District Court for the District of New Jersey by various employers and employee benefit plans and funds seeking to recover amounts they paid for RISPERDAL® for plan participants. In general, Plaintiffs allege that Johnson & Johnson and certain of its pharmaceutical subsidiaries engaged in off-label marketing of RISPERDAL® in violation of the federal and New Jersey RICO statutes. In addition, Plaintiffs asserted various state law claims. All of the cases were consolidated into one case seeking class action status, but shortly thereafter, one action was voluntarily dismissed. In December 2008, the Court dismissed the actions of the four remaining plaintiffs. In April 2010, those plaintiffs filed a new consolidated class action against Johnson & Johnson and Janssen, L.P. (now Janssen Pharmaceuticals, Inc.); and in March 2011, that action was dismissed. In April 2011, one of those plaintiffs filed a notice of appeal with the United States Court of Appeals for the Third Circuit. That appeal was dismissed in July 2011.
In April 2009, Ortho-Clinical Diagnostics, Inc. (OCD) received a grand jury subpoena from the United States Department of Justice, Antitrust Division, requesting documents and information for the period beginning September 1, 2000 through the present, pertaining to an investigation of alleged violations of the antitrust laws in the blood reagents industry. OCD complied with the subpoena. In February 2011, OCD received a letter from the Antitrust Division indicating that it had closed its investigation in November 2010. In June 2009, following the public announcement that OCD had received a grand jury subpoena, multiple class action complaints were filed against OCD by direct purchasers seeking damages for alleged price fixing. The various cases were consolidated for pre-trial purposes in the United States District Court for the Eastern District of Pennsylvania as In re Blood Reagent Antitrust Litigation. In August 2012, the District Court granted a motion filed by Plaintiffs for class certification. OCD requested interlocutory review of the class certification decision, and in October 2012, the Appellate Court granted OCD's petition for interlocutory review.
In April 2010, a putative class action lawsuit was filed in the United States District Court for the Northern District of California by representatives of nursing home residents or their estates against Johnson & Johnson, Omnicare, Inc. (Omnicare), and other unidentified companies or individuals. In February 2011, Plaintiffs filed a second amended complaint asserting that certain rebate agreements between Johnson & Johnson and Omnicare increased the amount of money spent on pharmaceuticals by the nursing home residents and violated the Sherman Act and the California Business & Professions Code. The second amended complaint also asserted a claim of unjust enrichment. Plaintiffs sought multiple forms of monetary and injunctive relief. Johnson & Johnson moved to dismiss the second amended complaint in March 2011. The Court granted the motion in its entirety in August 2011, dismissing all claims asserted by Plaintiffs. In October 2011, the Court dismissed the action with prejudice. The plaintiffs filed a notice of appeal to the United States Court of Appeals for the Ninth Circuit in November 2011.  In February 2012, Plaintiffs stipulated to a voluntary dismissal of the matter, with prejudice.  Pursuant to the terms of the stipulation, the Ninth Circuit dismissed the case in its entirety in March 2012.
Starting in May 2010, multiple complaints seeking class action certification related to the McNeil recalls have been filed against McNeil Consumer Healthcare and certain affiliates, including Johnson & Johnson, in the United States District Court for the Eastern District of Pennsylvania, the Northern District of Illinois, the Central District of California, the Southern District of Ohio and the Eastern District of Missouri. These consumer complaints allege generally that purchasers of various McNeil medicines are owed monetary damages and penalties because they paid premium prices for defective medications rather than less expensive alternative medications. All but one complaint seeks certification of a nation-wide class of purchasers of these medicines, whereas one complaint, the Harvey case, seeks certification of a class of MOTRIN® IB purchasers in Missouri. In October 2010, the Judicial Panel on Multidistrict Litigation consolidated all of the consumer complaints, except for the Harvey case, which was consolidated in March 2011, into one lawsuit: In re: McNeil Consumer Healthcare, et al., Marketing and Sales Practices Litigation, for pretrial proceedings in the United States District Court for the Eastern District of Pennsylvania. In January 2011, the plaintiffs in all of the cases except the Harvey case filed a Consolidated Amended Civil Consumer Class Action Complaint (CAC) naming additional parties and claims. In July 2011, the Court granted a motion by Johnson & Johnson to dismiss the CAC without prejudice, but permitted the plaintiffs to file an amended complaint within thirty days of the dismissal order. In August 2011, the plaintiffs filed a Second Amended Civil Consumer Class Action Complaint (SAC). In July 2012, the Court granted Johnson & Johnson's motion to dismiss the SAC with prejudice.
Separately, in September 2011, Johnson & Johnson, Johnson & Johnson Inc. and McNeil Consumer Healthcare Division of Johnson & Johnson Inc. received a Notice of Civil Claim filed by Nick Field in the Supreme Court of British Columbia, Canada (the BC Civil Claim). The BC Civil Claim is a putative class action brought on behalf of persons who reside in British Columbia and who purchased during the period between September 20, 2001 and the present one or more various McNeil infants' or children's over-the-counter medicines that were manufactured at the Fort Washington facility. The BC Civil Claim alleges that the defendants violated the BC Business Practices and Consumer Protection Act, and other Canadian statutes and common laws, by selling medicines that were allegedly not safe and/or effective or did not comply with Canadian Good Manufacturing Practices. The BC plaintiff served their affidavits in support of class certification in April 2012. The defendants responding affidavits were served in June 2012. The date for hearing of the certification application has not yet been scheduled.
In September 2010, a shareholder, Ronald Monk, filed a lawsuit in the United States District Court for the District of New Jersey seeking class certification and alleging that Johnson & Johnson and certain individuals, including executive officers and employees of Johnson & Johnson, failed to disclose that a number of manufacturing facilities failed to maintain current good manufacturing practices, and that as a result, the price of the Company's stock declined significantly. Plaintiff seeks to pursue remedies under the Securities Exchange Act of 1934 to recover his alleged economic losses. In December 2011, a motion by Johnson & Johnson to dismiss was granted in part and denied in part. Plaintiff moved the Court to reconsider part of the December 2011 ruling. Defendants filed answers to the remaining claims of the Amended Complaint in February 2012 and the case is proceeding to discovery. In May 2012, the Court denied Plaintiff's motion for reconsideration. In September 2012, Plaintiff filed a Second Amended Complaint and Johnson & Johnson has moved to dismiss Plaintiff's Second Amended Complaint in part.
In April 2011, OMJ Pharmaceuticals, Inc. (OMJ PR) filed a lawsuit against the United States in United States District Court for the District of Puerto Rico alleging overpayment of federal income taxes for the tax years ended November 30, 1999 and November 30, 2000. OMJ PR alleges that the Internal Revenue Service erroneously calculated OMJ PR's tax credits under Section 936 of the Tax Code. OMJ PR filed a motion for summary judgment, and the United States filed a cross motion for summary judgment. In October 2012, the Court granted the United States' motion for summary judgment and denied OMJ PR's motion for summary judgment. OMJ PR appealed this decision. If OMJ PR loses this lawsuit, it may face liability for subsequent tax years.
In August 2011, an arbitration panel ruled that Mitsubishi Tanabe Pharma Corporation (Tanabe), Janssen Biotech, Inc.'s (JBI's) distributor of REMICADE® in Japan, could seek to modify the proportion of net sales revenue that Tanabe must remit to JBI in exchange for distribution rights and commercial supply of REMICADE® (the Supply Price). Tanabe commenced the arbitration against Centocor Ortho Biotech, Inc. (now JBI) in 2009 pursuant to the parties' distribution agreement, which grants Tanabe the right to distribute REMICADE® in Japan and certain other parts of Asia. JBI has counterclaimed for an increase in the Supply Price. A hearing was held in November 2011 to determine the appropriate split of revenue and the parties are awaiting a decision.
Johnson & Johnson or its subsidiaries are also parties to a number of proceedings brought under the Comprehensive Environmental Response, Compensation, and Liability Act, commonly known as Superfund, and comparable state, local or foreign laws in which the primary relief sought is the cost of past and/or future remediation.
SHAREHOLDER DERIVATIVE ACTIONS

Starting in April 2010, a number of shareholder derivative lawsuits were filed in the United States District Court for the District of New Jersey against certain current and former directors and officers of Johnson & Johnson. Johnson & Johnson is named as a nominal defendant. These actions were consolidated in August 2010 into one lawsuit: In re Johnson & Johnson Derivative Litigation. Additionally, in September 2010, another shareholder derivative lawsuit was filed by Michael Wolin in New Jersey Superior Court against certain current and former directors and officers of Johnson & Johnson. Johnson & Johnson is named as a nominal defendant in this action as well. The parties to this action have stipulated that it shall be stayed until the In re Johnson & Johnson Derivative Litigation is completely resolved.
These shareholder derivative actions are similar in their claims and collectively they assert a variety of alleged breaches of fiduciary duties, including, among other things, that the defendants allegedly engaged in, approved of, or failed to remedy or prevent defective medical devices, improper pharmaceutical rebates, improper off-label marketing of pharmaceutical and medical device products, violations of current good manufacturing practice regulations that resulted in product recalls, and that they failed to disclose the aforementioned alleged misconduct in the Company's filings under the Securities Exchange Act of 1934. Each complaint seeks a variety of relief, including monetary damages and corporate governance reforms. Johnson & Johnson moved to dismiss these actions on the grounds, inter alia, that the plaintiffs failed to make a demand upon the Board of Directors. In September 2011, In re Johnson & Johnson Derivative Litigation was dismissed without prejudice and with leave to file an amended complaint.
Johnson & Johnson filed a report in the In re Johnson & Johnson Derivative Litigation matter in July 2011, prepared by a Special Committee of the Board of Directors, which investigated the allegations contained in the derivative actions and in a number of shareholder demand letters that the Board received in 2010 raising similar issues. The Special Committee was assisted in its investigation by independent counsel. The Special Committee's report recommended: i) that Johnson & Johnson reject the shareholder demands and take whatever steps are necessary or appropriate to secure dismissal of the derivative litigation and ii) that the Board of Directors create a new Regulatory and Compliance Committee charged with responsibility for monitoring and oversight of the Company's Health Care Compliance and Quality & Compliance systems and issues. The Board of Directors of Johnson & Johnson unanimously adopted the Special Committee's recommendations, and in April 2012, the Board of Directors created the Regulatory, Compliance & Government Affairs Committee.
In August 2011, two shareholders who had submitted shareholder demand letters in 2010 filed shareholder derivative lawsuits in the United States District Court for the District of New Jersey naming various current and former officers and directors as defendants and challenging the Board's rejection of their demands. In November 2011, the Court consolidated these two cases into Copeland v. Prince. Johnson & Johnson secured an extension of time to respond to the complaint.
Two additional shareholder derivative lawsuits were filed in May 2011 in the United States District Court for the District of New Jersey, and two other shareholder derivative lawsuits were filed in New Jersey Superior Court in May 2011 and August 2011, all naming current directors of Johnson & Johnson as defendants and Johnson & Johnson as the nominal defendant. The complaints allege breaches of fiduciary duties related to the Company's compliance with the Foreign Corrupt Practices Act and participation in the United Nations Iraq Oil For Food Program, that the Company has suffered damages as a result of those alleged breaches, and that the defendants failed to disclose the alleged misconduct in the Company's filings under the Securities Exchange Act of 1934. Plaintiffs seek monetary damages, and the state court plaintiffs also seek corporate governance reforms. The federal lawsuits were consolidated in July 2011 into In re J&J FCPA Derivative Shareholder Litigation, and an amended consolidated complaint was filed in August 2011. In October 2011, Johnson & Johnson moved to dismiss the consolidated federal lawsuit on the grounds that the plaintiffs failed to make a demand upon the Board of Directors. The plaintiffs secured an extension of time to respond to the motion. The state lawsuits were consolidated in November 2011 into In re J&J Shareholder Derivative Litigation, and a consolidated complaint was filed in December 2011. In January 2012, Johnson & Johnson moved to dismiss or stay the state lawsuits pending resolution of the federal lawsuit and moved to dismiss on the ground that the plaintiffs failed to make a demand on the Board of Directors. In May 2012, the Court granted a motion by Johnson & Johnson to stay the state lawsuits pending resolution of In re J&J FCPA Derivative Shareholder Litigation.
In July 2012, the parties in each of the shareholder derivative cases pending in federal court discussed above (specifically, In re Johnson & Johnson Derivative Litigation, Copeland v. Prince, and In re J&J FCPA Derivative Shareholder Litigation) filed a Stipulation of Settlement to permanently resolve all of the actions in their entirety. In October 2012, the settlement was approved by the Court. In November 2012, a notice of appeal was filed in the United States Court of Appeals for the Third Circuit by a shareholder who objected to the approval of the settlement in the District Court on the grounds that the lawsuit and the settlement did not provide any benefit to the Company, and that plaintiffs' counsel had requested an excessive fee award.
In June 2012, two other shareholders who had submitted a shareholder demand letter in March 2010, the New Jersey Building Laborers Annuity and the New Jersey Building Laborers Pension Funds, filed an additional shareholder derivative lawsuit in New Jersey Superior Court naming various current and former officers and directors as defendants and also challenging the Board's rejection of their demands. This shareholder derivative lawsuit purports to allege the same claims that are the subject of the settlement described above. The parties to this action had entered into a consent order staying the action pending final approval of the settlement discussed above. In November 2012, the plaintiffs agreed to voluntarily dismiss the action.
In September 2011, two additional shareholder derivative lawsuits were filed in the United States District Court for the District of New Jersey by Donovan Spamer and The George Leon Family Trust naming current directors and one former director of Johnson & Johnson as defendants and Johnson & Johnson as the nominal defendant. These lawsuits allege that the defendants breached their fiduciary duties in their decisions with respect to the compensation of the Chief Executive Officer during the period from 2008 through 2011, and that the defendants made misleading statements in the Company's annual proxy statements. Both of these lawsuits have been voluntarily dismissed without prejudice, but a similar lawsuit on behalf of The George Leon Family Trust was refiled in July 2012. That lawsuit seeks a variety of relief, including monetary damages, injunctive relief, and corporate governance reforms. The above settlement does not resolve these potential claims. The Board of Directors' evaluation of these allegations is ongoing.

Restructuring	12 Months Ended
Dec. 30, 2012
Restructuring and Related Activities [Abstract]
Restructuring
Restructuring
In 2011, Cordis Corporation, a subsidiary of Johnson & Johnson, announced the discontinuation of its clinical development program for the NEVO™ Sirolimus-Eluting Coronary Stent and cessation of the manufacture and marketing of CYPHER® and CYPHER SELECT® Plus Sirolimus-Eluting Coronary Stents by the end of 2011. The Company will focus on other cardiovascular therapies where significant patient needs exist.
As a result of the above mentioned restructuring plan announced by Cordis Corporation, the Company recorded $676 million in related pre-tax charges, of which approximately $164 million of the pre-tax restructuring charges require cash payments. The $676 million of restructuring charges consists of asset write-offs of $512 million and $164 million related to leasehold and contract obligations and other expenses. The $512 million of asset write-offs relate to property, plant and equipment of $265 million, intangible assets of $160 million and inventory of $87 million (recorded in cost of products sold). The Cordis restructuring program has been substantially completed. The restructuring charge was recorded in the Medical Devices and Diagnostics segment.

Valuation and Qualifying Accounts	12 Months Ended
Dec. 30, 2012
Valuation and Qualifying Accounts [Abstract]
Schedule of Valuation and Qualifying Accounts Disclosure [Text Block]
SCHEDULE II — VALUATION AND QUALIFYING ACCOUNTS
Fiscal Years Ended December 30, 2012, January 1, 2012 and January 2, 2011
(Dollars in Millions)

	Balance at Beginning of Period	Accruals	Payments/Other	Balance at End of Period
2012
Accrued Rebates(1)	$2,215	8,973	(8,722)	2,466
Accrued Returns	682	549	(521)	710
Accrued Promotions	396	1,583	(1,544)	435
Subtotal	$3,293	11,105	(10,787)	3,611
Reserve for doubtful accounts	361	127	(22)	466
Reserve for cash discounts	99	1,010	(1,004)	105
Total	$3,753	12,242	(11,813)	4,182
2011
Accrued Rebates(1)	$2,146	8,331	(8,262)	2,215
Accrued Returns	640	560	(518)	682
Accrued Promotions	427	1,774	(1,805)	396
Subtotal	$3,213	10,665	(10,585)	3,293
Reserve for doubtful accounts	340	77	(56)	361
Reserve for cash discounts	110	960	(971)	99
Total	$3,663	11,702	(11,612)	3,753
2010
Accrued Rebates(1)	$1,639	8,400	(7,893)	2,146
Accrued Returns	689	517	(566)	640
Accrued Promotions	429	2,664	(2,666)	427
Subtotal	$2,757	11,581	(11,125)	3,213
Reserve for doubtful accounts	333	130	(123)	340
Reserve for cash discounts	101	1,112	(1,103)	110
Total	$3,191	12,823	(12,351)	3,663

(1)	Includes reserve for customer rebates of $642 million, $656 million and $701 million at December 30, 2012, January 1, 2012 and January 2, 2011, respectively.

Summary of Significant Accounting Policies (Policies)	12 Months Ended
Dec. 30, 2012
Accounting Policies [Abstract]
Principles of Consolidation	Principles of Consolidation The consolidated financial statements include the accounts of Johnson & Johnson and its subsidiaries (the Company). Intercompany accounts and transactions are eliminated.
Description of the Company And Business Segments
Description of the Company And Business Segments
The Company has approximately 127,600 employees worldwide engaged in the research and development, manufacture and sale of a broad range of products in the health care field. The Company conducts business in virtually all countries of the world and its primary focus is on products related to human health and well-being.
The Company is organized into three business segments: Consumer, Pharmaceutical and Medical Devices and Diagnostics. The Consumer segment includes a broad range of products used in the baby care, skin care, oral care, wound care and women’s health fields, as well as nutritional and over-the-counter pharmaceutical products and wellness and prevention platforms. These products are marketed to the general public and sold both to retail outlets and distributors throughout the world. The Pharmaceutical segment includes products in the following areas: anti-infective, antipsychotic, contraceptive, gastrointestinal, hematology, immunology, infectious diseases, neurology, oncology, pain management, thrombosis and vaccines. These products are distributed directly to retailers, wholesalers and health care professionals for prescription use. The Medical Devices and Diagnostics segment includes a broad range of products distributed to wholesalers, hospitals and retailers, used principally in the professional fields by physicians, nurses, hospitals and clinics. These include products to treat cardiovascular disease; orthopaedic and neurological products; blood glucose monitoring and insulin delivery products; general surgery, biosurgical, and energy products; professional diagnostic products; infection prevention products; and disposable contact lenses.

New Accounting Pronouncements
New Accounting Pronouncements
Recently Adopted Accounting Pronouncements
During the fiscal first quarter of 2012, the Company adopted the Financial Accounting Standards Board (FASB) guidance and amendments issued related to goodwill impairment testing. Under the amendments in this update, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances leads to a determination that it is more likely than not that the fair value of a reporting unit is less than its carrying amount. If, after assessing the totality of events or circumstances, an entity determines it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, then performing the two-step impairment test is unnecessary. However, if an entity concludes otherwise, then it is required to perform the first step of the two-step impairment test. This update became effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The adoption of this standard did not have a material impact on the Company’s results of operations, cash flows or financial position.
During the fiscal first quarter of 2012, the Company adopted the FASB amendment to the disclosure requirements for presentation of comprehensive income. The amendment requires that all non-owner changes in stockholders’ equity be presented either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This guidance became effective retrospectively for the interim periods and annual periods beginning after December 15, 2011.
During the fiscal first quarter of 2012, the Company adopted the FASB amendments to disclosure requirements for fair value measurement. These amendments result in convergence of fair value measurement and disclosure requirements between U.S. Generally Accepted Accounting Principles (GAAP) and International Financial Reporting Standards (IFRS). This guidance became effective prospectively for the interim periods and annual periods beginning after December 15, 2011. The adoption of this standard did not have a material impact on the Company’s results of operations, cash flows or financial position.
Recently Issued Accounting Standards
Not Adopted as of December 30, 2012
During the fiscal third quarter of 2012, the FASB issued guidance and amendments related to testing indefinite lived intangible assets for impairment. Under the amendments in this update, an entity has the option to first assess qualitative factors to determine whether the existence of events or circumstances indicates that it is more likely than not that the indefinite-lived intangible asset is impaired. If, after assessing the totality of events and circumstances, an entity concludes that it is not more likely than not that the indefinite-lived intangible asset is impaired, then the entity is not required to determine the fair value. However, if an entity concludes otherwise, then it is required to determine the fair value of the indefinite-lived intangible asset and perform the quantitative impairment test. An entity also has the option to bypass the qualitative assessment for any indefinite-lived intangible asset in any period and proceed directly to performing the quantitative impairment test. This update became effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. However, early adoption is permitted. The adoption of this standard is not expected to have a material impact on the Company’s results of operations, cash flows or financial position.
In February 2013, the FASB issued guidance related to additional reporting and disclosure of amounts reclassified out of accumulated other comprehensive income (OCI). Under this new guidance, companies will be required to disclose the amount of income (or loss) reclassified out of OCI to each respective line item on the income statement of where net income is presented. The guidance allows companies to elect whether to disclose the reclassification either in the notes to the financial statements, or on the face of the income statement. This update is effective for annual and interim reporting periods for fiscal years beginning after December 15, 2012. The adoption of this standard is not expected have a material impact on the Company’s results of operations, cash flows or financial position.

Cash Equivalents	Cash Equivalents The Company considers securities with maturities of three months or less, when purchased, to be cash equivalents.
Investments
Investments
Short-term marketable securities are carried at cost, which approximates fair value. Investments classified as available-for-sale are carried at estimated fair value with unrealized gains and losses recorded as a component of accumulated other comprehensive income. Long-term debt securities that the Company has the ability and intent to hold until maturity are carried at amortized cost. Management determines the appropriate classification of its investment in debt and equity securities at the time of purchase and re-evaluates such determination at each balance sheet date. The Company periodically reviews its investments in equity securities for impairment and adjusts these investments to their fair value when a decline in market value is deemed to be other than temporary. If losses on these securities are considered to be other than temporary, the loss is recognized in earnings.

Property, Plant and Equipment and Depreciation
Property, Plant and Equipment and Depreciation
Property, plant and equipment are stated at cost. The Company utilizes the straight-line method of depreciation over the estimated useful lives of the assets:

Building and building equipment	20 - 30 years
Land and leasehold improvements	10 - 20 years
Machinery and equipment	2 - 13 years

The Company capitalizes certain computer software and development costs, included in machinery and equipment, when incurred in connection with developing or obtaining computer software for internal use. Capitalized software costs are amortized over the estimated useful lives of the software, which generally range from 3 to 8 years.
The Company reviews long-lived assets to assess recoverability using undiscounted cash flows. When certain events or changes in operating or economic conditions occur, an impairment assessment may be performed on the recoverability of the carrying value of these assets. If the asset is determined to be impaired, the loss is measured based on the difference between the asset’s fair value and its carrying value. If quoted market prices are not available, the Company will estimate fair value using a discounted value of estimated future cash flows.

Revenue Recognition
Revenue Recognition
The Company recognizes revenue from product sales when the goods are shipped or delivered and title and risk of loss pass to the customer. Provisions for certain rebates, sales incentives, trade promotions, coupons, product returns and discounts to customers are accounted for as reductions in sales in the same period the related sales are recorded.
Product discounts granted are based on the terms of arrangements with direct, indirect and other market participants, as well as market conditions, including prices charged by competitors. Rebates, the largest being the Medicaid rebate provision, are estimated based on contractual terms, historical experience, trend analysis and projected market conditions in the various markets served. The Company evaluates market conditions for products or groups of products primarily through the analysis of wholesaler and other third-party sell-through and market research data, as well as internally generated information.
Sales returns are generally estimated and recorded based on historical sales and returns information. Products that exhibit unusual sales or return patterns due to dating, competition or other marketing matters are specifically investigated and analyzed as part of the accounting for sales returns accruals.
Sales returns allowances represent a reserve for products that may be returned due to expiration, destruction in the field, or in specific areas, product recall. The returns reserve is based on historical return trends by product and by market as a percent to gross sales. In accordance with the Company’s accounting policies, the Company generally issues credit to customers for returned goods. The Company’s sales returns reserves are accounted for in accordance with U.S. GAAP guidance for revenue recognition when right of return exists. Sales returns reserves are recorded at full sales value. Sales returns in the Consumer and Pharmaceutical segments are almost exclusively not resalable. Sales returns for certain franchises in the Medical Devices and Diagnostics segment are typically resalable but are not material. The Company rarely exchanges products from inventory for returned products. The sales returns reserve for the total Company has ranged between 1.0% and 1.2% of annual sales to customers during the fiscal reporting years 2012, 2011 and 2010.
Promotional programs, such as product listing allowances and cooperative advertising arrangements, are recorded in the year incurred. Continuing promotional programs include coupons and volume-based sales incentive programs. The redemption cost of consumer coupons is based on historical redemption experience by product and value. Volume-based incentive programs are based on the estimated sales volumes for the incentive period and are recorded as products are sold. The Company also earns service revenue for co-promotion of certain products and includes it in sales to customers. These arrangements are evaluated to determine the appropriate amounts to be deferred.

Shipping and Handling
Shipping and Handling
Shipping and handling costs incurred were $1,051 million, $1,022 million and $945 million in 2012, 2011 and 2010, respectively, and are included in selling, marketing and administrative expense. The amount of revenue received for shipping and handling is less than 0.5% of sales to customers for all periods presented.

Inventories	Inventories Inventories are stated at the lower of cost or market determined by the first-in, first-out method.
Intangible Assets and Goodwill
Intangible Assets and Goodwill
The authoritative literature on U.S. GAAP requires that goodwill and intangible assets with indefinite lives be assessed annually for impairment. The Company completed the annual impairment test for 2012 in the fiscal fourth quarter. Future impairment tests will be performed annually in the fiscal fourth quarter, or sooner if warranted, as was the case for certain indefinite lived intangible assets in the fiscal second and third quarters of 2012. Purchased in-process research and development is accounted for as an indefinite lived intangible asset until the underlying project is completed, at which point the intangible asset will be accounted for as a definite lived intangible asset, or abandoned, at which point the intangible asset will be written off or partially impaired.
Intangible assets that have finite useful lives continue to be amortized over their useful lives, and are reviewed for impairment when warranted by economic conditions. See Note 5 for further details on Intangible Assets and Goodwill.

Financial Instruments
Financial Instruments
As required by U.S. GAAP, all derivative instruments are recorded on the balance sheet at fair value. Fair value is the exit price that would be received to sell an asset or paid to transfer a liability. Fair value is a market-based measurement determined using assumptions that market participants would use in pricing an asset or liability. The authoritative literature establishes a three-level hierarchy to prioritize the inputs used in measuring fair value, with Level 1 having the highest priority and Level 3 having the lowest. Changes in the fair value of derivatives are recorded each period in current earnings or other comprehensive income, depending on whether the derivative is designated as part of a hedge transaction, and if so, the type of hedge transaction.
The Company documents all relationships between hedged items and derivatives. The overall risk management strategy includes reasons for undertaking hedge transactions and entering into derivatives. The objectives of this strategy are: (1) minimize foreign currency exposure’s impact on the Company’s financial performance; (2) protect the Company’s cash flow from adverse movements in foreign exchange rates; (3) ensure the appropriateness of financial instruments; and (4) manage the enterprise risk associated with financial institutions. See Note 6 for additional information on Financial Instruments.

Product Liability
Product Liability
Accruals for product liability claims are recorded, on an undiscounted basis, when it is probable that a liability has been incurred and the amount of the liability can be reasonably estimated based on existing information. The accruals are adjusted periodically as additional information becomes available.
As a result of cost and availability factors, effective November 1, 2005, the Company ceased purchasing third-party product liability insurance. The Company has self insurance through a wholly-owned captive insurance company and is insured up to certain limits. In addition to accruals in the self insurance program, claims that exceed the insurance coverage are accrued when losses are probable and amounts can be reasonably estimated. Based on the availability of prior coverage, receivables for insurance recoveries related to product liability claims are recorded on an undiscounted basis, when it is probable that a recovery will be realized.

Concentration of Credit Risk
Concentration of Credit Risk
Global concentration of credit risk with respect to trade accounts receivables continues to be limited due to the large number of customers globally and adherence to internal credit policies and credit limits. Recent economic challenges in Italy, Spain, Greece and Portugal (the Southern European Region) have impacted certain payment patterns, which have historically been longer than those experienced in the U.S. and other international markets. The total net trade accounts receivable balance in the Southern European Region was approximately $2.1 billion as of December 30, 2012 and approximately $2.4 billion as of January 1, 2012. Approximately $1.2 billion as of December 30, 2012 and approximately $1.4 billion as of January 1, 2012 of the Southern European Region net trade accounts receivable balance related to the Company's Consumer, Vision Care and Diabetes Care businesses as well as certain Pharmaceutical and Medical Devices and Diagnostics customers which are in line with historical collection patterns.
The remaining balance of net trade accounts receivable in the Southern European Region has been negatively impacted by the timing of payments from certain government owned or supported health care customers as well as certain distributors of the Pharmaceutical and Medical Devices and Diagnostics local affiliates. The total net trade accounts receivable balance for these customers were approximately $0.9 billion at December 30, 2012 and $1.0 billion at January 1, 2012. The Company continues to receive payments from these customers and in some cases late payment premiums. For customers where payment is expected over periods of time longer than one year, revenue and trade receivables have been discounted over the estimated period of time for collection. Allowances for doubtful accounts have been increased for these customers, but have been immaterial to date. The Company will continue to work closely with these customers on payment plans, monitor the economic situation and take appropriate actions as necessary.

Research and Development
Research and Development
Research and development expenses are expensed as incurred. Upfront and milestone payments made to third parties in connection with research and development collaborations are expensed as incurred up to the point of regulatory approval. Payments made to third parties subsequent to regulatory approval are capitalized and amortized over the remaining useful life of the related product. Amounts capitalized for such payments are included in other intangibles, net of accumulated amortization.
The Company enters into collaborative arrangements, typically with other pharmaceutical or biotechnology companies, to develop and commercialize drug candidates or intellectual property. These arrangements typically involve two (or more) parties who are active participants in the collaboration and are exposed to significant risks and rewards dependent on the commercial success of the activities. These collaborations usually involve various activities by one or more parties, including research and development, marketing and selling and distribution. Often, these collaborations require upfront, milestone and royalty or profit share payments, contingent upon the occurrence of certain future events linked to the success of the asset in development. Amounts due from collaborative partners related to development activities are generally reflected as a reduction of research and development expense because the performance of contract development services is not central to the Company’s operations. In general, the income statement presentation for these collaborations is as follows:

Nature/Type of Collaboration	Statement of Earnings Presentation
Third-party sale of product	Sales to customers
Royalties/milestones paid to collaborative partner (post-regulatory approval)*	Cost of goods sold
Royalties received from collaborative partner	Other income (expense), net
Upfront payments & milestones paid to collaborative partner (pre-regulatory approval)	Research and development expense
Research and development payments to collaborative partner	Research and development expense
Research and development payments received from collaborative partner	Reduction of Research and development expense

*	Milestones are capitalized as intangible assets and amortized to cost of goods sold over the useful life.

For all years presented, there was no individual project that represented greater than 5% of the total annual consolidated research and development expense.

Advertising
Advertising
Costs associated with advertising are expensed in the year incurred and are included in selling, marketing and administrative expenses. Advertising expenses worldwide, which comprised television, radio, print media and Internet advertising, were $2.3 billion, $2.6 billion and $2.5 billion in 2012, 2011 and 2010, respectively.

Income Taxes
Income Taxes
Income taxes are recorded based on amounts refundable or payable for the current year and include the results of any difference between U.S. GAAP accounting and tax reporting, recorded as deferred tax assets or liabilities. The Company estimates deferred tax assets and liabilities based on current tax regulations and rates. Changes in tax laws and rates may affect recorded deferred tax assets and liabilities in the future.
The Company has unrecognized tax benefits for uncertain tax positions. The Company follows U.S. GAAP which prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. Management believes that changes in these estimates would not have a material effect on the Company's results of operations, cash flows or financial position.
At December 30, 2012 and January 1, 2012, the cumulative amounts of undistributed international earnings were approximately $49.0 billion and $41.6 billion, respectively. At December 30, 2012 and January 1, 2012, the Company's foreign subsidiaries held balances of cash and cash equivalents in the amounts of $14.8 billion and $24.5 billion, respectively. The Company has not provided deferred taxes on the undistributed earnings from certain international subsidiaries where the earnings are considered to be permanently reinvested. The Company intends to continue to reinvest these earnings in international operations. If the Company decided at a later date to repatriate these earnings to the U.S., the Company would be required to provide for the net tax effects on these amounts. The Company does not determine the deferred tax liability associated with these undistributed earnings, as such determination is not practicable.

Net Earnings Per Share
Net Earnings Per Share
Basic earnings per share is computed by dividing net earnings available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflects the potential dilution that could occur if securities were exercised or converted into common stock using the treasury stock method.

Use of Estimates
Use of Estimates
The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported. Estimates are used when accounting for sales discounts, rebates, allowances and incentives, product liabilities, income taxes, depreciation, amortization, employee benefits, contingencies and intangible asset and liability valuations. Actual results may or may not differ from those estimates.
The Company follows the provisions of U.S. GAAP when recording litigation related contingencies. A liability is recorded when a loss is probable and can be reasonably estimated. The best estimate of a loss within a range is accrued; however, if no estimate in the range is better than any other, the minimum amount is accrued.

Annual Closing Date
Annual Closing Date
The Company follows the concept of a fiscal year, which ends on the Sunday nearest to the end of the month of December. Normally each fiscal year consists of 52 weeks, but every five or six years the fiscal year consists of 53 weeks, as was the case in 2009, and will be the case again in 2015.

Reclassification	Reclassification Certain prior period amounts have been reclassified to conform to current year presentation.

Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 30, 2012
Accounting Policies [Abstract]
Estimated useful lives of assets

Building and building equipment	20 - 30 years
Land and leasehold improvements	10 - 20 years
Machinery and equipment	2 - 13 years

Cash, Cash Equivalents and Current Marketable Securities (Tables)	12 Months Ended
Dec. 30, 2012
Cash and Cash Equivalents [Abstract]
Cash, Cash Equivalents and Current Marketable Securities
At the end of 2012 and 2011, cash, cash equivalents and current marketable securities were comprised of:

(Dollars in Millions)	2012	2011
Cash	$3,032	2,709
Government securities and obligations	15,323	27,017
Corporate debt securities	622	489
Money market funds	1,406	1,590
Time deposits	706	456
Total cash, cash equivalents and current marketable securities	$21,089	32,261

Inventories (Tables)	12 Months Ended
Dec. 30, 2012
Inventory Disclosure [Abstract]
Summary of Inventories
At the end of 2012 and 2011, inventories were comprised of:

(Dollars in Millions)	2012	2011
Raw materials and supplies	$1,416	1,206
Goods in process	2,262	1,637
Finished goods	3,817	3,442
Total inventories	$7,495	6,285

Property, Plant and Equipment (Tables)	12 Months Ended
Dec. 30, 2012
Property, Plant and Equipment [Abstract]
Property, plant and equipment at cost and accumulated depreciation
At the end of 2012 and 2011, property, plant and equipment at cost and accumulated depreciation were:

(Dollars in Millions)	2012	2011
Land and land improvements	$793	754
Buildings and building equipment	10,046	9,389
Machinery and equipment	21,075	19,182
Construction in progress	2,740	2,504
Total property, plant and equipment, gross	$34,654	31,829
Less accumulated depreciation	18,557	17,090
Total property, plant and equipment, net	$16,097	14,739

Intangible Assets and Goodwill (Tables)	12 Months Ended
Dec. 30, 2012
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets and Goodwill
At the end of 2012 and 2011, the gross and net amounts of intangible assets were:

(Dollars in Millions)	2012	2011
Intangible assets with definite lives:
Patents and trademarks — gross	$8,890	7,947
Less accumulated amortization	3,416	2,976
Patents and trademarks — net	$5,474	4,971
Customer relationships and other intangibles — gross	$18,755	8,716
Less accumulated amortization	4,030	3,432
Customer relationships and other intangibles — net	$14,725	5,284
Intangible assets with indefinite lives:
Trademarks	$7,648	6,034
Purchased in-process research and development	905	1,849
Total intangible assets with indefinite lives	$8,553	7,883
Total intangible assets — net	$28,752	18,138

Goodwill
Goodwill as of December 30, 2012 and January 1, 2012, as allocated by segment of business, was as follows:

(Dollars in Millions)	Consumer	Pharmaceuticals	Med Devices and Diagnostics	Total
Goodwill at January 2, 2011	$8,144	1,225	5,925	15,294
Acquisitions	251	538	198	987
Currency translation/other	(97)	(42)	(4)	(143)
Goodwill at January 1, 2012	$8,298	1,721	6,119	16,138
Acquisitions	10	46	6,045	6,101
Currency translation/other	211	25	(51)	185
Goodwill at December 30, 2012	$8,519	1,792	12,113	22,424

Fair Value Measurements (Tables)	12 Months Ended
Dec. 30, 2012
Fair Value Disclosures [Abstract]
Summary of designated derivatives
The following table is a summary of the activity related to designated derivatives for the fiscal years ended December 30, 2012 and January 1, 2012:

(Dollars in Millions)	Gain/(Loss) recognized in Accumulated OCI(1)		Gain/(Loss) reclassified from Accumulated OCI into income(1)		Gain/(Loss) Recognized in Other income/expense(2)
Cash Flow Hedges by Income Statement Caption	2012	2011	2012	2011	2012	2011
Sales to customers (3)	$45	(60)	(58)	(9)	(1)	(1)
Cost of products sold (3)	103	(103)	(98)	(154)	(4)	2
Research and development expense (3)	(42)	24	19	(22)	(1)	(1)
Interest (income)/Interest expense, net (4)	11	(406)	(16)	(45)	—	—
Other (income) expense, net (3)	(65)	45	29	(2)	—	1
Total	$52	(500)	(124)	(232)	(6)	1
All amounts shown in the table above are net of tax.

(1)	Effective portion

(2)	Ineffective portion

(3)	Foreign exchange contracts

(4)	Cross currency interest rate swaps

Financial assets and liabilities at fair value
The Company’s significant financial assets and liabilities measured at fair value as of December 30, 2012 and January 1, 2012 were as follows:

				2012	2011
(Dollars in Millions)	Level 1	Level 2	Level 3	Total	Total (1)
Derivatives designated as hedging instruments:
Assets:
Foreign exchange contracts	$—	423	—	423	442
Cross currency interest rate swaps (2)	—	98	—	98	15
Total	—	521	—	521	457
Liabilities:
Foreign exchange contracts	—	252	—	252	452
Cross currency interest rate swaps (3)	—	10	—	10	594
Total	—	262	—	262	1,046
Derivatives not designated as hedging instruments:
Assets:
Foreign exchange contracts	—	75	—	75	29
Swiss Franc Option (4)	—	—	—	—	17
Total	—	75	—	75	46
Liabilities:
Foreign exchange contracts	—	23	—	23	34
Other investments (5)	$1,247	—	—	1,247	1,563

(1)	2011 assets and liabilities are all classified as Level 2 with the exception of Other investments of $1,563 million, which are classified as Level 1.

(2)	Includes $96 million and $15 million of non-current assets for the fiscal years ending December 30, 2012 and January 1, 2012, respectively.

(3)
Includes $4 million and $594 million of non-current liabilities for the fiscal years ending December 30, 2012 and January 1, 2012, respectively. Cross currency interest rate swaps related to outstanding EUR and GBP notes, matured in November 2012.  The swaps were settled at fair market value and replaced with new swaps.

(4)	Currency option related to the acquisition of Synthes, Inc., which expired in January 2012.

(5)	Classified as non-current other assets.

Borrowings (Tables)	12 Months Ended
Dec. 30, 2012
Debt Instrument [Line Items]
Schedule of Long-term Debt Instruments [Table Text Block]
The components of long-term debt are as follows:

(Dollars in Millions)	2012		Effective Rate %		2011		Effective Rate %
5.15% Debentures due 2012	$—		—%		599		5.18
0.70% Notes due 2013	500		0.75		500		0.75
3.80% Debentures due 2013	500		3.82		500		3.82
3 month LIBOR+0% FRN due 2013	500		0.31		500		0.46
3 month LIBOR+0.09% FRN due 2014	750		0.40		750		0.55
1.20% Notes due 2014	999		1.24		999		1.24
2.15% Notes due 2016	898		2.22		898		2.22
5.55% Debentures due 2017	1,000		5.55		1,000		5.55
5.15% Debentures due 2018	898		5.15		898		5.15
4.75% Notes due 2019 (1B Euro 1.3275) (2)/ (1B Euro 1.2892) (3)	1,321	(2)	5.83		1,282	(3)	5.35
3% Zero Coupon Convertible Subordinated Debentures due 2020	205		3.00		199		3.00
2.95% Debentures due 2020	542		3.15		541		3.15
3.55% Notes due 2021	446		3.67		446		3.67
6.73% Debentures due 2023	250		6.73		250		6.73
5.50% Notes due 2024 (500MM GBP 1.6169)(2)/(500MM GBP 1.5421) (3)	803	(2)	6.75		765	(3)	5.71
6.95% Notes due 2029	296		7.14		294		7.14
4.95% Debentures due 2033	500		4.95		500		4.95
5.95% Notes due 2037	995		5.99		995		5.99
5.85% Debentures due 2038	700		5.86		700		5.86
4.50% Debentures due 2040	539		4.63		539		4.63
4.85% Notes due 2041	298		4.89		298		4.89
Other	61		—		132		—
	13,001	(4)	4.14	(1)	13,585	(4)	4.08	(1)
Less current portion	1,512				616
	$11,489				12,969

(1)	Weighted average effective rate.

(2)	Translation rate at December 30, 2012.

(3)	Translation rate at January 1, 2012.

(4)	The excess of the fair value over the carrying value of debt was $2.2 billion in 2012 and $2.0 billion in 2011.

Aggregate maturities of long term obligations	Aggregate maturities of long-term obligations commencing in 2012 are:

(Dollars in Millions)
2013	2014	2015	2016	2017	After 2017
$1,512	1,789	—	898	1,000	7,802

Income Taxes (Tables)	12 Months Ended
Dec. 30, 2012
Income Tax Disclosure [Abstract]
Provision for income taxes
The provision for taxes on income consists of:

(Dollars in Millions)	2012	2011	2010
Currently payable:
U.S. taxes	$2,023	2,392	2,063
International taxes	1,277	1,133	1,194
Total currently payable	3,300	3,525	3,257
Deferred:
U.S. taxes	(120)	(690)	(4)
International taxes	81	(146)	360
Total deferred	(39)	(836)	356
Provision for taxes on income	$3,261	2,689	3,613

Comparison of income taxes at Statutory rate and Company's effective tax rate
A comparison of income tax expense at the U.S. statutory rate of 35% in 2012, 2011 and 2010, to the Company’s effective tax rate is as follows:

(Dollars in Millions)	2012	2011	2010
U.S.	$4,664	3,634	6,392
International	9,111	8,727	10,555
Earnings before taxes on income:	$13,775	12,361	16,947
Tax rates:
U.S. statutory rate	35.0%	35.0	35.0
International operations excluding Ireland	(9.8)	(14.0)	(7.5)
Ireland and Puerto Rico operations	(3.9)	(1.8)	(5.1)
Research and orphan drug tax credits	—	(0.8)	(0.6)
U.S. state and local	1.3	2.1	1.0
U.S. manufacturing deduction	(0.9)	(0.8)	(0.5)
U.S. tax on international income	1.1	(0.4)	(0.6)
All other(1)	0.9	2.5	(0.4)
Effective tax rate	23.7%	21.8	21.3

(1) Includes U.S. expenses not fully tax deductible primarily related to litigation expense.

Deferred income tax assets and liabilities
Temporary differences and carryforwards for 2012 and 2011 were as follows:

	2012 Deferred Tax		2011 Deferred Tax
(Dollars in Millions)	Asset	Liability	Asset	Liability
Employee related obligations	$3,343		3,028
Stock based compensation	1,199		1,358
Depreciation		(933)		(865)
Non-deductible intangibles		(6,261)		(2,997)
International R&D capitalized for tax	1,599		1,509
Reserves & liabilities	1,908		1,527
Income reported for tax purposes	726		903
Net operating loss carryforward international	1,117		1,183
Miscellaneous international	1,291	(371)	1,261	(422)
Miscellaneous U.S.	915		817
Total deferred income taxes	$12,098	(7,565)	11,586	(4,284)

Changes in/activity related to unrecognized tax benefits
The following table summarizes the activity related to unrecognized tax benefits:

(Dollars in Millions)	2012	2011	2010
Beginning of year	$2,699	2,307	2,403
Increases related to current year tax positions	538	402	465
Increases related to prior period tax positions	57	87	68
Decreases related to prior period tax positions	(41)	(77)	(431)
Settlements	(120)	(16)	(186)
Lapse of statute of limitations	(79)	(4)	(12)
End of year	$3,054	2,699	2,307

Employee Related Obligations (Tables)	12 Months Ended
Dec. 30, 2012
Compensation Related Costs [Abstract]
Employee related obligations
At the end of 2012 and 2011, employee related obligations recorded on the Consolidated Balance Sheets were:

(Dollars in Millions)	2012	2011
Pension benefits	$4,488	3,937
Postretirement benefits	2,789	2,843
Postemployment benefits	1,452	1,129
Deferred compensation	747	863
Total employee obligations	9,476	8,772
Less current benefits payable	394	419
Employee related obligations — non-current	$9,082	8,353

Pensions and Other Postretirement Benefits (Tables)	12 Months Ended
Dec. 30, 2012
Compensation and Retirement Disclosure [Abstract]
Components of net periodic benefit cost
Net periodic benefit costs for the Company’s defined benefit retirement plans and other benefit plans for 2012, 2011 and 2010 include the following components:

	Retirement Plans			Other Benefit Plans
(Dollars in Millions)	2012	2011	2010	2012	2011	2010
Service cost	$722	638	550	175	149	134
Interest cost	878	853	791	165	188	202
Expected return on plan assets	(1,236)	(1,108)	(1,005)	(4)	(1)	(1)
Amortization of prior service cost (credit)	6	9	10	(3)	(3)	(4)
Amortization of net transition obligation	1	1	1	—	—	—
Recognized actuarial losses	494	388	236	76	45	48
Curtailments and settlements	—	—	1	—	—	—
Net periodic benefit cost	$865	781	584	409	378	379

Amounts expected to be recognized in net periodic benefit cost
Amounts expected to be recognized in net periodic benefit cost in the coming year for the Company’s defined benefit retirement plans and other post-retirement plans:

(Dollars in Millions)
Amortization of net transition obligation	$1
Amortization of net actuarial losses	775
Amortization of prior service cost	6

Rates Used to Develop Actuarial Present Value of Projected Benefit Obligation
The weighted-average assumptions in the following table represent the rates used to develop the actuarial present value of projected benefit obligation for the year listed and also the net periodic benefit cost for the following year.

	Retirement Plans			Other Benefit Plans
	2012	2011	2010	2012	2011	2010
Worldwide Benefit Plans
Discount rate	4.25%	5.13%	5.71%	4.55%	5.25%	6.00%
Expected long-term rate of return on plan assets	8.45%	8.62%	8.68%
Rate of increase in compensation levels	4.08%	4.19%	4.19%	4.28%	4.28%	4.29%

Assumed health care cost trend rates
The following table displays the assumed health care cost trend rates, for all individuals:

Health Care Plans	2012	2011
Health care cost trend rate assumed for next year	6.50%	7.50%
Rate to which the cost trend rate is assumed to decline (ultimate trend)	4.50%	5.00%
Year the rate reaches the ultimate trend rate	2032	2018

Effect of one percentage point change in assumed health care cost trend rates
A one-percentage-point change in assumed health care cost trend rates would have the following effect:

	One-Percentage-	One-Percentage-
(Dollars in Millions)	Point Increase	Point Decrease
Health Care Plans
Total interest and service cost	$42	$(33)
Post-retirement benefit obligation	496	(394)

Information related to the benefit obligation and the fair value of plan assets
The following table displays the funded status of the Company's U.S. Qualified & Non-Qualified pension plans and international funded and unfunded pension plans at December 30, 2012 and January 1, 2012, respectively:

	U.S. Plans				International Plans
	Qualified Plans		Non-Qualified Plans		Funded Plans		Unfunded Plans
(Dollars in Millions)	2012	2011	2012	2011	2012	2011	2012	2011
Plan Assets	$11,464	9,132	—	—	6,072	4,604	—	—
Projected Benefit Obligation	12,420	10,283	1,343	1,155	7,586	5,626	480	360
Accumulated Benefit Obligation	11,001	9,147	1,070	903	6,774	5,078	422	324
Over (Under) Funded Status
Projected Benefit Obligation	$(956)	(1,151)	(1,343)	(1,155)	(1,514)	(1,022)	(480)	(360)
Accumulated Benefit Obligation	463	(15)	(1,070)	(903)	(702)	(474)	(422)	(324)

Schedule of Net Funded Status
The following table sets forth information related to the benefit obligation and the fair value of plan assets at year-end 2012 and 2011 for the Company’s defined benefit retirement plans and other post-retirement plans:

	Retirement Plans		Other Benefit Plans
(Dollars in Millions)	2012	2011	2012	2011
Change in Benefit Obligation
Projected benefit obligation — beginning of year	$17,424	14,993	3,790	3,572
Service cost	722	638	175	149
Interest cost	878	853	165	188
Plan participant contributions	35	54	—	—
Amendments	12	(24)	—	—
Actuarial losses	2,662	1,698	459	213
Divestitures & acquisitions	629	14	—	—
Curtailments & settlements & restructuring	(6)	(6)	—	—
Benefits paid from plan	(697)	(659)	(432)	(320)
Effect of exchange rates	170	(137)	2	(12)
Projected benefit obligation — end of year	$21,829	17,424	4,159	3,790
Change in Plan Assets
Plan assets at fair value — beginning of year	$13,736	13,433	8	14
Actual return (loss) on plan assets	1,926	(102)	3	(1)
Company contributions	1,838	1,135	543	315
Plan participant contributions	35	54	—	—
Settlements	(2)	(2)	—	—
Divestitures & acquisitions	593	(2)	—	—
Benefits paid from plan assets	(697)	(659)	(432)	(320)
Effect of exchange rates	107	(121)	—	—
Plan assets at fair value — end of year	$17,536	13,736	122	8
Funded status — end of year	$(4,293)	(3,688)	(4,037)	(3,782)
Amounts Recognized in the Company’s Balance Sheet consist of the following:
Non-current assets	$194	249	$—	—
Current liabilities	(65)	(59)	(307)	(346)
Non-current liabilities	(4,422)	(3,878)	(3,730)	(3,436)
Total recognized in the consolidated balance sheet — end of year	$(4,293)	(3,688)	$(4,037)	(3,782)
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Net actuarial loss	$7,586	6,030	$1,601	1,218
Prior service cost (credit)	9	6	(14)	(18)
Unrecognized net transition obligation	2	3	—	1
Total before tax effects	$7,597	6,039	$1,587	1,201

Accumulated Benefit Obligations — end of year	$19,267	15,452

	Retirement Plans		Other Benefit Plans
(Dollars in Millions)	2012	2011	2012	2011
Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net periodic benefit cost	$865	781	$409	378
Net actuarial loss	2,007	2,903	458	197
Amortization of net actuarial (loss) gain	(494)	(388)	(76)	8
Prior service cost	12	(24)	—	—
Amortization of prior service (cost) credit	(6)	(9)	3	3
Effect of exchange rates	79	(25)	1	(3)
Total recognized in other comprehensive income, before tax	$1,598	2,457	$386	205
Total recognized in net periodic benefit cost and other comprehensive income	$2,463	3,238	$795	583

Projected future benefit payments from company's retirement and other benefit plans
The following table displays the projected future benefit payments from the Company’s retirement and other benefit plans:

(Dollars in Millions)	2013	2014	2015	2016	2017	2018-2022
Projected future benefit payments
Retirement plans	$695	715	736	775	820	4,934
Other benefit plans — gross	327	221	220	220	220	1,121
Medicare rebates	(11)	—	—	—	—	—
Other benefit plans — net	$316	221	220	220	220	1,121

Projected future minimum contributions to the Company's U.S. and international unfunded retirement plans
The following table displays the projected future minimum contributions to the Company’s U.S. and international unfunded retirement plans. These amounts do not include any discretionary contributions that the Company may elect to make in the future.

(Dollars in Millions)	2013	2014	2015	2016	2017	2018-2022
Projected future contributions
Unfunded U.S. retirement plans	$43	46	49	52	56	354
Unfunded international retirement plans	$25	20	22	24	24	148

Company' retirement plan asset allocation and target allocations
The Company’s retirement plan asset allocation at the end of 2012 and 2011 and target allocations for 2013 are as follows:

	Percent of Plan Assets		Target Allocation
	2012	2011	2013
Worldwide Retirement Plans
Equity securities	75%	70%	71%
Debt securities	25	30	29
Total plan assets	100%	100%	100%

Schedule of Defined Benefit Plans Disclosures [Table Text Block]
The following table sets forth the Retirement Plans' trust investments measured at fair value as of December 30, 2012 and January 1, 2012:

	Quoted Prices in Active Markets for Identical Assets		Significant Other Observable Inputs		Significant Unobserv- able Inputs
	(Level 1)		(Level 2)		(Level 3)		Total Assets
(Dollars in Millions)	2012	2011	2012	2011	2012	2011	2012	2011
Short-term investment funds	$155	161	627	632	—	—	782	793
Government and agency securities	53	59	1,706	1,528	—	—	1,759	1,587
Debt instruments	2	1	1,641	1,106	3	9	1,646	1,116
Equity securities	8,104	6,682	1	2	4	16	8,109	6,700
Commingled funds	11	8	4,985	3,375	50	33	5,046	3,416
Insurance contracts	—	—	—	—	24	25	24	25
Other assets	—	1	101	33	69	65	170	99
Trust investments at fair value	$8,325	6,912	9,061	6,676	150	148	17,536	13,736

Summary of changes in the fair value of the Plan's Level 3 assets
The table below sets forth a summary of changes in the fair value of the Plan’s Level 3 assets for the years ended December 30, 2012 and January 1, 2012:

(Dollars in Millions)	Debt Instruments	Equity Securities	Commingled Funds	Insurance Contracts	Other Assets	Total Level 3
Balance January 2, 2011	$13	24	35	29	82	183
Realized gains (losses)	—	3	—	1	—	4
Unrealized gains (losses)	1	(2)	(6)	(2)	(17)	(26)
Purchases, sales, issuances and settlements, net	(5)	(9)	4	(3)	—	(13)
Balance January 1, 2012	9	16	33	25	65	148
Realized gains (losses)	—	(1)	—	—	(5)	(6)
Unrealized gains (losses)	—	—	—	—	—	—
Purchases, sales, issuances and settlements, net	(6)	(11)	17	(1)	9	8
Balance December 30, 2012	$3	4	50	24	69	150

Capital and Treasury Stock (Tables)	12 Months Ended
Dec. 30, 2012
Equity [Abstract]
Changes in treasury stock
Changes in treasury stock were:

	Treasury Stock
(Amounts in Millions Except Treasury Stock Shares in Thousands)	Shares	Amount
Balance at January 3, 2010	365,522	$19,780
Employee compensation and stock option plans	(28,866)	(1,794)
Repurchase of common stock	45,090	2,797
Balance at January 2, 2011	381,746	20,783
Employee compensation and stock option plans	(26,007)	(1,649)
Repurchase of common stock	39,741	2,525
Balance at January 1, 2012	395,480	21,659
Employee compensation and stock option plans	(55,170)	(3,250)
Issuance of common stock associated with the acquisition of Synthes, Inc.	(203,740)	(12,852)
Repurchase of common stock (1)	204,784	12,919
Balance at December 30, 2012	341,354	$18,476

Accumulated Other Comprehensive Income (Tables)	12 Months Ended
Dec. 30, 2012
Equity [Abstract]
Components of Accumulated Other Comprehensive Income
Components of other comprehensive income/(loss) consist of the following:

(Dollars in Millions)	Foreign Currency Translation	Gains/ (Losses) on Securities	Employee Benefit Plans	Gains/ (Losses) on Derivatives & Hedges	Total Accumulated Other Comprehensive Income/(Loss)
January 3, 2010	$(508)	(30)	(2,665)	145	(3,058)
Net 2010 changes	(461)	54	(21)	(45)	(473)
January 2, 2011	(969)	24	(2,686)	100	(3,531)
Net 2011 changes	(557)	424	(1,700)	(268)	(2,101)
January 1, 2012	(1,526)	448	(4,386)	(168)	(5,632)
Net 2012 changes	1,230	(253)	(1,331)	176	(178)
December 30, 2012	$(296)	195	(5,717)	8	(5,810)

Earnings Per Share (Tables)	12 Months Ended
Dec. 30, 2012
Earnings Per Share [Abstract]
Reconciliation of basic net earnings per share to diluted net earnings per share
The following is a reconciliation of basic net earnings per share to diluted net earnings per share for the fiscal years ended December 30, 2012, January 1, 2012 and January 2, 2011:

(In Millions Except Per Share Amounts)	2012	2011	2010
Basic net earnings per share attributable to Johnson & Johnson	$3.94	3.54	4.85
Average shares outstanding — basic	2,753.3	2,736.0	2,751.4
Potential shares exercisable under stock option plans	164.6	158.3	156.1
Less: shares repurchased under treasury stock method	(128.2)	(122.6)	(122.3)
Convertible debt shares	3.6	3.6	3.6
Accelerated share repurchase program	19.3	—	—
Adjusted average shares outstanding — diluted	2,812.6	2,775.3	2,788.8
Diluted net earnings per share attributable to Johnson & Johnson	$3.86	3.49	4.78

Rental Expense and Lease Commitments (Tables)	12 Months Ended
Dec. 30, 2012
Leases, Operating [Abstract]
Schedule of minimum rental payments under operating leases
The approximate minimum rental payments required under operating leases that have initial or remaining non-cancelable lease terms in excess of one year at December 30, 2012 are:
(Dollars in Millions)

2013	2014	2015	2016	2017	After 2017	Total
$251	192	149	115	90	128	925

Common Stock, Stock Option Plans and Stock Compensation Agreements (Tables)	12 Months Ended
Dec. 30, 2012
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Schedule of Share-based Compensation, Stock Options, Activity [Table Text Block]
A summary of option activity under the Plan as of December 30, 2012, January 1, 2012 and January 2, 2011 and changes during the years ending on those dates is presented below:

(Shares in Thousands)	Outstanding Shares	Weighted Average Exercise Price	Aggregate Intrinsic Value (Dollars in Millions)
Shares at January 3, 2010	212,719	$58.66	$1,310
Options granted	13,996	62.62
Options exercised	(25,020)	51.84
Options canceled/forfeited	(8,005)	62.36
Shares at January 2, 2011	193,690	59.68	648
Options granted	9,530	62.21
Options exercised	(20,160)	56.65
Options canceled/forfeited	(3,601)	62.38
Shares at January 1, 2012	179,459	60.10	1,004
Options granted	8,661	65.36
Options exercised	(49,388)	56.73
Options canceled/forfeited	(4,381)	62.97
Shares at December 30, 2012	134,351	$61.58	$1,061

Schedule of Share-based Compensation, Shares Authorized under Stock Option Plans, by Exercise Price Range [Table Text Block]
The following table summarizes stock options outstanding and exercisable at December 30, 2012:

(Shares in Thousands)	Outstanding			Exercisable
Exercise Price Range	Options	Average Life(1)	Average Exercise Price	Options	Average Exercise Price
$49.66-$53.77	3,600	0.1	$52.19	3,599	$52.19
$53.93-$58.33	29,134	3.6	$56.13	28,076	$56.04
$58.34-$61.75	29,604	4.0	$60.01	29,556	$60.01
$61.86-65.37	28,817	7.8	$63.29	464	$63.88
$65.62-$68.37	43,196	2.9	$65.97	43,165	$65.97
	134,351	4.3	$61.58	104,860	$61.15

Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions [Table Text Block]
The average fair value of options granted was $6.39, $7.47 and $8.03, in 2012, 2011, and 2010, respectively. The fair value was estimated based on the weighted average assumptions of:

	2012	2011	2010
Risk-free rate	1.06%	2.41%	2.78%
Expected volatility	18.38%	18.20%	17.40%
Expected life (in years)	6.0	6.0	6.0
Dividend yield	3.60%	3.60%	3.30%

Schedule Of Share Based Compensation Other Than Stock Options Activity [Table Text Block]
A summary of the restricted share units and performance share units activity under the Plans as of December 30, 2012 is presented below:

(Shares in Thousands)	Outstanding Restricted Share Units	Outstanding Performance Share Units
Shares at January 3, 2010	26,324
Granted	12,003
Issued	(6,297)
Canceled/forfeited	(2,296)
Shares at January 2, 2011	29,734
Granted	11,478
Issued	(8,300)
Canceled/forfeited	(1,886)
Shares at January 1, 2012	31,026	—
Granted	12,197	327
Issued	(9,278)	—
Canceled/forfeited	(2,111)	(42)
Shares at December 30, 2012	31,834	285

Segments of Business and Geographic Areas (Tables)	12 Months Ended
Dec. 30, 2012
Segment Reporting [Abstract]
Operating profit by segment of business

	Sales to Customers
(Dollars in Millions)	2012	2011	2010
Consumer —
United States	$5,046	5,151	5,519
International	9,401	9,732	9,071
Total	14,447	14,883	14,590
Pharmaceutical —
United States	12,421	12,386	12,519
International	12,930	11,982	9,877
Total	25,351	24,368	22,396
Medical Devices and Diagnostics —
United States	12,363	11,371	11,412
International	15,063	14,408	13,189
Total	27,426	25,779	24,601
Worldwide total	$67,224	65,030	61,587

	Pre-Tax Profit			Identifiable Assets
(Dollars in Millions)	2012 (3)	2011 (4)	2010 (5)	2012	2011	2010
Consumer	$1,693	2,096	2,342	$24,131	24,210	23,753
Pharmaceutical	6,075	6,406	7,086	23,219	23,747	19,961
Medical Devices and Diagnostics	7,187	5,263	8,272	42,926	23,609	23,277
Total	14,955	13,765	17,700	90,276	71,566	66,991
Less: Expense not allocated to segments (1)	1,180	1,404	753
General corporate (2)				31,071	42,078	35,917
Worldwide total	$13,775	12,361	16,947	$121,347	113,644	102,908

	Additions to Property, Plant & Equipment			Depreciation and Amortization
(Dollars in Millions)	2012	2011	2010	2012	2011	2010
Consumer	$468	670	526	$575	631	532
Pharmaceutical	737	729	508	1,010	958	912
Medical Devices and Diagnostics	1,230	1,095	1,113	1,857	1,331	1,270
Segments total	2,435	2,494	2,147	3,442	2,920	2,714
General corporate	499	399	237	224	238	225
Worldwide total	$2,934	2,893	2,384	$3,666	3,158	2,939

Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]

	Sales to Customers			Long-Lived Assets (6)
(Dollars in Millions)	2012	2011	2010	2012	2011	2010
United States	$29,830	28,908	29,450	$35,115	23,529	23,315
Europe	16,945	17,129	15,510	25,261	19,056	16,791
Western Hemisphere excluding U.S.	7,207	6,418	5,550	3,636	3,517	3,653
Asia-Pacific, Africa	13,242	12,575	11,077	2,362	2,163	2,089
Segments total	67,224	65,030	61,587	66,374	48,265	45,848
General corporate				899	750	715
Other non long-lived assets				54,074	64,629	56,345
Worldwide total	$67,224	65,030	61,587	$121,347	113,644	102,908

See Note 1 for a description of the segments in which the Company operates.
Export sales are not significant. In 2012, 2011 and 2010, the Company did not have a customer that represented 10% of total revenues.

(1)
Amounts not allocated to segments include interest (income) expense, noncontrolling interests and general corporate (income) expense. Includes expense of $0.2 billion and $0.5 billion of currency related expense related to the acquisition of Synthes, Inc. in 2012 and 2011, respectively.

(2)	General corporate includes cash and marketable securities.

(3)
Includes $1,218 million of net litigation expense, which includes product liability, comprised of $658 million and $560 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $1,163 million of in-process research and development expense, comprised of $1,111 million and $52 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $795 million of Synthes integration/transaction costs in the Medical Devices and Diagnostics segment. Includes $909 million of asset write-downs and other adjustments, comprised of $499 million, $264 million and $146 million in the Pharmaceutical, Consumer and Medical Devices and Diagnostics segments, respectively. The Medical Devices and Diagnostics segment also includes $110 million expense for the cost associated with the DePuy ASR™ Hip program.

(4)
Includes $3,310 million of net litigation expense, which includes product liability, comprised of $1,741 million and $1,569 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $656 million of net restructuring expense, comprised of $676 million expense in the Medical Devices and Diagnostics segment and a gain of $20 million in the Pharmaceutical segment. The Medical Devices and Diagnostics segment also includes $521 million expense for the cost associated with the DePuy ASR™ Hip program.

(5)
Includes $397 million of net litigation gain, which includes product liability expense, comprised of $447 million expense in the Pharmaceutical segment and a gain of $844 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASR™ Hip program.

(6)
Long-lived assets include property, plant and equipment, net for 2012, 2011 and 2010 of $16,097, $14,739 and $14,553, respectively, and intangible assets and goodwill, net for 2012, 2011 and 2010 of $51,176, $34,276 and $32,010, respectively.

Selected Quarterly Financial Data (Unaudited) (Tables)	12 Months Ended
Dec. 30, 2012
Selected Quarterly Financial Information [Abstract]
Summary of Selected Quarterly Financial Data (unaudited)
Selected unaudited quarterly financial data for the years 2012 and 2011 are summarized below:

	2012				2011
(Dollars in Millions Except Per Share Data)	First Quarter (1)	Second Quarter (2)	Third Quarter (3)	Fourth Quarter (4)	First Quarter (5)	Second Quarter (6)	Third Quarter (7)	Fourth Quarter (8)
Segment sales to customers
Consumer	$3,595	3,619	3,581	3,652	3,682	3,793	3,740	3,668
Pharmaceutical	6,133	6,291	6,402	6,525	6,059	6,233	5,982	6,094
Med Devices & Diagnostics	6,411	6,565	7,069	7,381	6,432	6,571	6,283	6,493
Total sales	16,139	16,475	17,052	17,558	16,173	16,597	16,005	16,255
Gross profit	11,224	11,332	11,455	11,555	11,395	11,425	10,933	10,917
Earnings before provision for taxes on income	5,045	2,035	3,595	3,100	4,510	3,422	4,111	318
Net earnings attributable to Johnson & Johnson	3,910	1,408	2,968	2,567	3,476	2,776	3,202	218
Basic net earnings per share attributable to Johnson & Johnson	$1.43	0.51	1.08	0.93	1.27	1.01	1.17	0.08
Diluted net earnings per share attributable to Johnson & Johnson	$1.41	0.50	1.05	0.91	1.25	1.00	1.15	0.08

(1)	The first quarter of 2012 includes an after-tax gain of $106 million from currency and costs associated with the acquisition of Synthes, Inc.

(2)
The second quarter of 2012 includes after-tax charges of $717 million for asset write-downs, $611 million from net litigation, $564 million associated with the acquisition of Synthes, Inc. and $344 million from impairment of in-process research and development.

(3)
The third quarter of 2012 includes after-tax charges of $135 million associated with the acquisition of Synthes, Inc., $340 million from impairment of in-process research and development, $70 million associated with litigation, including product liability, and $24 million associated with the DePuy ASR™ Hip program.

(4)
The fourth quarter of 2012 includes after-tax charges of $371 million from net litigation, including product liability, $306 million associated with the acquisition of Synthes, Inc., $73 million associated with the DePuy ASR™ Hip program and $59 million from impairment of in-process research and development.

(5)	The first quarter of 2011 includes an after-tax charge of $271 million from net litigation, including product liability, and the DePuy ASR™ Hip program.

(6)
The second quarter of 2011 includes after-tax charges of $549 million for restructuring, $325 million from litigation, including product liability, and the DePuy ASR™ Hip program, partially offset by a $102 million after-tax gain associated with an adjustment to the value of the currency option related to the acquisition of Synthes, Inc.

(7)	The third quarter of 2011 includes a $241 million after-tax charge associated with an adjustment to the value of the currency option and deal costs related to the acquisition of Synthes, Inc.

(8)
The fourth quarter of 2011 includes after-tax charges of $2,239 million from net litigation, including product liability, $336 million for the cost associated with the DePuy ASR™ Hip program and $338 million associated with an adjustment to the value of the currency option and deal costs related to the acquisition of Synthes, Inc.

Business Combinations and Divestitures (Tables)	12 Months Ended
Dec. 30, 2012
Business Acquisition [Line Items]
Business Acquisition, Pro Forma Information [Table Text Block]
The following table provides pro forma results of operations for the fiscal year ended December 30, 2012 and January 1, 2012, as if Synthes, Inc. had been acquired as of January 3, 2011. The pro forma results include the effect of divestitures and certain purchase accounting adjustments such as the estimated changes in depreciation and amortization expense on the acquired tangible and intangible assets. However, pro forma results do not include any anticipated cost savings or other effects of the integration of Synthes, Inc. Accordingly, such amounts are not necessarily indicative of the results if the acquisition had occurred on the dates indicated or which may occur in the future.

	Unaudited Pro forma consolidated results
(Dollars in Millions Except Per Share Amounts)	2012	2011

Net Sales	$68,894	68,741
Net Earnings attributable to Johnson & Johnson	$11,564	9,427
Diluted Net Earnings per share attributable to Johnson & Johnson	$4.11	3.40

Business Acquisition, Schedule of Consideration Transferred [Table Text Block]
The following table summarizes the consideration transferred to acquire Synthes, Inc. valued on the acquisition date of June 14, 2012:

(Dollars in Millions)
Cash (multiply 55.65CHF by shares of Synthes common stock outstanding by the exchange rate)(A)	$6,902
Common Stock (multiply 1.717 by shares of Synthes common stock outstanding by J&J stock price)(B)	$13,335
Total fair value of consideration transferred	$20,237

(A) Synthes common stock outstanding of 118.7 million shares as of the acquisition date and CHF/USD exchange rate of .95674

(B) Johnson & Johnson closing stock price on the New York Stock Exchange as of acquisition date of $65.45 per share.

Schedule of Purchase Price Allocation [Table Text Block]
The following table presents the amounts recognized for assets acquired and liabilities assumed as of the acquisition date, as well as the adjustments made up to December 30, 2012:

(Dollars in Millions)	June 14, 2012	December 30, 2012
Cash & Cash equivalents	$2,749	2,749
Inventory	889	1,194
Accounts Receivable, net	738	738
Other current assets	249	238
Property, plant and equipment	1,253	1,253
Goodwill	5,371	6,011
Intangible assets	12,929	12,861
Other non-current assets	46	46
Total Assets Acquired	24,224	25,090

Current liabilities	825	1,053
Deferred Taxes	2,731	3,471
Other non-current liabilities	431	329
Total Liabilities Assumed	3,987	4,853

Net Assets Acquired	$20,237	20,237

Schedule Of Intangible Assets Acquired [Table Text Block]
The purchase price allocation to the identifiable intangible assets included in the June 14, 2012 and December 30, 2012 balance sheets were as follows:

(Dollars in Millions)	June 14, 2012	December 30, 2012
Intangible assets with definite lives:
Customer relationships	$9,950	9,870
Patents and technology	1,495	1,508
Total amortizable intangibles	11,445	11,378

Trademark and Trade name	1,420	1,420
In-process research and development	64	63
Total intangible assets	$12,929	12,861

Summary of Significant Accounting Policies (Details)	12 Months Ended
Dec. 30, 2012
Minimum [Member] | Building and building equipment [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives of the assets	20 years
Minimum [Member] | Land And Leasehold Improvements [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives of the assets	10 years
Minimum [Member] | Machinery and Equipment [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives of the assets	2 years
Maximum [Member] | Building and building equipment [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives of the assets	30 years
Maximum [Member] | Land And Leasehold Improvements [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives of the assets	20 years
Maximum [Member] | Machinery and Equipment [Member]
Property, Plant and Equipment [Line Items]
Estimated useful lives of the assets	13 years

Summary of Significant Accounting Policies (Details Textuals) (USD $)	12 Months Ended
	Dec. 30, 2012 Segment Employee	Jan. 01, 2012	Jan. 02, 2011	Jan. 03, 2010
Concentration of Credit Risk [Line Items]
Number Of Employees Engaged In Company Activities Worldwide	127,600
Number Of Business Segments	3
Shipping, Handling and Transportation Costs	$ 1,051,000,000	$ 1,022,000,000	$ 945,000,000
Revenue From Shipping And Handling As Percentage Of Sales	less than 0.5%
Advertising Expense	2,300,000,000	2,600,000,000	2,500,000,000
Cumulative Amount Of Undistributed International Earnings	49,000,000,000	41,600,000,000
Cash and Cash Equivalents, at Carrying Value	14,911,000,000	24,542,000,000	19,355,000,000	15,810,000,000
Fiscal Year	52 weeks, but every five or six years the fiscal year consists of 53 weeks
Southern European Region [Member]
Concentration of Credit Risk [Line Items]
Accounts Receivable, Net	2,100,000,000	2,400,000,000
Consumer Vision Care Diabetes Care And Certain Pharmaceutical And Medical Devices And Diagnostic Customers [Member] | Southern European Region [Member]
Concentration of Credit Risk [Line Items]
Accounts Receivable, Net	1,200,000,000	1,400,000,000
Certain Distributors Of Pharmaceutical And Medical Devices And Diagnostic [Member] | Southern European Region [Member]
Concentration of Credit Risk [Line Items]
Accounts Receivable, Net	900,000,000	1,000,000,000
Undistributed Earnings of Foreign Subsidiaries and Foreign Corporate Joint Ventures [Member]
Concentration of Credit Risk [Line Items]
Cash and Cash Equivalents, at Carrying Value	$ 14,800,000,000	$ 24,500,000,000
Minimum [Member]
Concentration of Credit Risk [Line Items]
Sales Return Reserve	1.00%
Minimum [Member] | Software Development [Member]
Concentration of Credit Risk [Line Items]
Estimated useful lives of the assets	3 years
Maximum [Member]
Concentration of Credit Risk [Line Items]
Sales Return Reserve	1.20%
Maximum [Member] | Software Development [Member]
Concentration of Credit Risk [Line Items]
Estimated useful lives of the assets	8 years

Cash, Cash Equivalents and Current Marketable Securities (Details) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Cash, Cash Equivalents, and Short-term Investments [Abstract]
Cash	$ 3,032	$ 2,709
Government securities and obligations	15,323	27,017
Corporate debt securities	622	489
Money market funds	1,406	1,590
Time deposits	706	456
Total cash, cash equivalents and current marketable securities	$ 21,089	$ 32,261

Cash, Cash Equivalents and Current Marketable Securities (Details Textual) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Cash, Cash Equivalents and Current Marketable Securities (Textual) [Abstract]
Cash And Cash Equivalents And Current Marketable Securities At Fair Value		$ 32,262
Available-for-sale Securities, Gross Unrealized Gains		1
Cash Cash Equivalents and Current Marketable Securities [Line Items]
Available-for-sale Securities, Current	6,178	7,719
US Government Agencies Debt Securities [Member]
Cash Cash Equivalents and Current Marketable Securities [Line Items]
Available-for-sale Securities, Current	5,726	7,545
Corporate Debt Securities [Member]
Cash Cash Equivalents and Current Marketable Securities [Line Items]
Available-for-sale Securities, Current	$ 452	$ 174

Inventories (Details) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012	Jun. 14, 2012 Synthes, Inc [Member]
Summary of Inventories
Raw materials and supplies	$ 1,416	$ 1,206
Goods in process	2,262	1,637
Finished goods	3,817	3,442
Total inventories	7,495	6,285
Inventory Step up			$ 150

Property, Plant and Equipment (Details) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Property, Plant and Equipment, Net [Abstract]
Land and land improvements	$ 793	$ 754
Buildings and building equipment	10,046	9,389
Machinery and equipment	21,075	19,182
Construction in progress	2,740	2,504
Total property, plant and equipment, gross	34,654	31,829
Less: accumulated depreciation	18,557	17,090
Total property, plant and equipment, net	$ 16,097	$ 14,739	$ 14,553

Property, Plant and Equipment (Details Textual) (USD $)	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Property Plant And Equipment (Textual) [Abstract]
Interest expense capitalized	$ 115,000,000	$ 84,000,000	$ 73,000,000
Depreciation expense, including the amortization of capitalized interest	$ 2,500,000,000	$ 2,300,000,000	$ 2,200,000,000

Intangible Assets and Goodwill (Details) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Intangible assets with indefinite lives:
Indefinite-Lived Intangible Assets	$ 8,553	$ 7,883
Total intangible assets - net	28,752	18,138
Trademarks [Member]
Intangible assets with indefinite lives:
Indefinite-Lived Intangible Assets	7,648	6,034
Purchased In-Process Research And Development [Member]
Intangible assets with indefinite lives:
Indefinite-Lived Intangible Assets	905	1,849	213
Patents And Trademarks [Member]
Intangible assets with definite lives:
Finite-Lived Intangible Assets, Gross	8,890	7,947
Less accumulated amortization	3,416	2,976
Finite-Lived Intangible Assets, Net	5,474	4,971
Customer relationships and other intangible assets [Member]
Intangible assets with definite lives:
Finite-Lived Intangible Assets, Gross	18,755	8,716
Less accumulated amortization	4,030	3,432
Finite-Lived Intangible Assets, Net	$ 14,725	$ 5,284

Intangible Assets and Goodwill Goodwill By Segment (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012
Goodwill [Roll Forward]
Goodwill Beginning of Period	$ 16,138	$ 15,294
Acquisitions	6,101	987
Currency translation/Other	185	(143)
Goodwill End of Period	22,424	16,138
Consumer [Member]
Goodwill [Roll Forward]
Goodwill Beginning of Period	8,298	8,144
Acquisitions	10	251
Currency translation/Other	211	(97)
Goodwill End of Period	8,519	8,298
Pharmaceutical [Member]
Goodwill [Roll Forward]
Goodwill Beginning of Period	1,721	1,225
Acquisitions	46	538
Currency translation/Other	25	(42)
Goodwill End of Period	1,792	1,721
Medical Devices and Diagnostics [Member]
Goodwill [Roll Forward]
Goodwill Beginning of Period	6,119	5,925
Acquisitions	6,045	198
Currency translation/Other	(51)	(4)
Goodwill End of Period	$ 12,113	$ 6,119

Intangible Assets and Goodwill (Details Textuals) (USD $) In Millions, unless otherwise specified	3 Months Ended			12 Months Ended
	Dec. 30, 2012	Sep. 30, 2012	Jul. 01, 2012	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011	Dec. 30, 2012 Patents And Trademarks [Member]	Dec. 30, 2012 Customer relationships and other intangible assets [Member]	Dec. 30, 2012 Synthes, Inc [Member]	Jun. 14, 2012 Synthes, Inc [Member]
Intangible Assets and Goodwill (Textuals)
Finite-Lived Intangible Assets, Weighted-Average Useful Life							17 years	24 years
Amortization expense of amortizable intangible assets				$ 1,146	$ 852	$ 748
Estimated amortization expense per year				1,350
Business Acquisition, Purchase Price Allocation, Intangible Assets									12,861	12,929
Business Acquisition, Purchase Price Allocation, Goodwill Amount									6,011	5,371
Intangible asset write-downs				800
Research and Development in process impairment charge	$ 59	$ 340	$ 344	$ 1,163	$ 0	$ 0

Fair Value Measurements (Details) (Designated as Hedging Instrument [Member], USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012		Jan. 01, 2012
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	$ 52	[1]	$ (500)	[1]
Gain/ (Loss) reclassified from Accumulated OCI into income	(124)	[1]	(232)	[1]
Gain/ (Loss) recognized in Other income/expense	(6)	[2]	1	[2]
Foreign exchange contracts [Member] | Sales to customers [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	45	[1],[3]	(60)	[1],[3]
Gain/ (Loss) reclassified from Accumulated OCI into income	(58)	[1],[3]	(9)	[1],[3]
Gain/ (Loss) recognized in Other income/expense	(1)	[2],[3]	(1)	[2],[3]
Foreign exchange contracts [Member] | Cost of products sold [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	103	[1],[3]	(103)	[1],[3]
Gain/ (Loss) reclassified from Accumulated OCI into income	(98)	[1],[3]	(154)	[1],[3]
Gain/ (Loss) recognized in Other income/expense	(4)	[2],[3]	2	[2],[3]
Foreign exchange contracts [Member] | Research and development expense [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	(42)	[1],[3]	24	[1],[3]
Gain/ (Loss) reclassified from Accumulated OCI into income	19	[1],[3]	(22)	[1],[3]
Gain/ (Loss) recognized in Other income/expense	(1)	[2],[3]	(1)	[2],[3]
Foreign exchange contracts [Member] | Other (income)/expense, net [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	(65)	[1],[3]	45	[1],[3]
Gain/ (Loss) reclassified from Accumulated OCI into income	29	[1],[3]	(2)	[1],[3]
Gain/ (Loss) recognized in Other income/expense	0	[2],[3]	1	[2],[3]
Cross currency interest rate swaps [Member] | Interest (income)/Interest expense, net [Member]
Summary of designated derivatives
Gain/ (Loss) recognized in Accumulated OCI	11	[1],[4]	(406)	[1],[4]
Gain/ (Loss) reclassified from Accumulated OCI into income	(16)	[1],[4]	(45)	[1],[4]
Gain/ (Loss) recognized in Other income/expense	$ 0	[2],[4]	$ 0	[2],[4]

[1]	Effective portion
[2]	Ineffective portion
[3]	Foreign exchange contracts
[4]	Cross currency interest rate swaps

Fair Value Measurements (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012		Jan. 01, 2012
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	$ 521
Derivatives designated as hedging instruments : Liabilities	262
Derivatives not designated as hedging instruments : Assets	75
Equity method investments, fair market disclosure	1,247	[1]
Quoted prices in active markets for identical assets and liabilities Level 1 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Derivatives not designated as hedging instruments : Assets	0
Equity method investments, fair market disclosure	1,247	[1]	1,563	[1],[2]
Significant other observable inputs Level 2 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	521		457	[2]
Derivatives designated as hedging instruments : Liabilities	262		1,046	[2]
Derivatives not designated as hedging instruments : Assets	75		46	[2]
Equity method investments, fair market disclosure	0
Significant unobservable inputs Level 3 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Derivatives not designated as hedging instruments : Assets	0
Equity method investments, fair market disclosure	0
Cross currency interest rate swaps [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	98	[3]
Derivatives designated as hedging instruments : Liabilities	10	[4]
Derivative Assets, Noncurrent	96		15
Derivative Liabilities, Noncurrent	4		594
Cross currency interest rate swaps [Member] | Quoted prices in active markets for identical assets and liabilities Level 1 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Cross currency interest rate swaps [Member] | Significant other observable inputs Level 2 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	98	[3]	15	[2],[3]
Derivatives designated as hedging instruments : Liabilities	10	[4]	594	[2],[4]
Cross currency interest rate swaps [Member] | Significant unobservable inputs Level 3 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Foreign exchange contracts [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	423
Derivatives designated as hedging instruments : Liabilities	252
Derivatives not designated as hedging instruments : Assets	75
Derivatives not designated as hedging instruments : Liabilities	23
Foreign exchange contracts [Member] | Quoted prices in active markets for identical assets and liabilities Level 1 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Derivatives not designated as hedging instruments : Assets	0
Derivatives not designated as hedging instruments : Liabilities	0
Foreign exchange contracts [Member] | Significant other observable inputs Level 2 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	423		442	[2]
Derivatives designated as hedging instruments : Liabilities	252		452	[2]
Derivatives not designated as hedging instruments : Assets	75		29	[2]
Derivatives not designated as hedging instruments : Liabilities	23		34	[2]
Foreign exchange contracts [Member] | Significant unobservable inputs Level 3 [Member]
Financial assets and liabilities at fair value
Derivatives designated as hedging instruments : Assets	0
Derivatives designated as hedging instruments : Liabilities	0
Derivatives not designated as hedging instruments : Assets	0
Derivatives not designated as hedging instruments : Liabilities	0
Swiss Franc Option [Member]
Financial assets and liabilities at fair value
Derivatives not designated as hedging instruments : Assets	0
Swiss Franc Option [Member] | Quoted prices in active markets for identical assets and liabilities Level 1 [Member]
Financial assets and liabilities at fair value
Derivatives not designated as hedging instruments : Assets	0
Swiss Franc Option [Member] | Significant other observable inputs Level 2 [Member]
Financial assets and liabilities at fair value
Derivatives not designated as hedging instruments : Assets	0		17	[2],[5]
Swiss Franc Option [Member] | Significant unobservable inputs Level 3 [Member]
Financial assets and liabilities at fair value
Derivatives not designated as hedging instruments : Assets	$ 0

[1]	Classified as non-current other assets.
[2]	2011 assets and liabilities are all classified as Level 2 with the exception of Other investments of $1,563 million, which are classified as Level 1.
[3]	Includes $96 million and $15 million of non-current assets for the fiscal years ending December 30, 2012 and January 1, 2012, respectively.
[4]	Includes $4 million and $594 million of non-current liabilities for the fiscal years ending December 30, 2012 and January 1, 2012, respectively. Cross currency interest rate swaps related to outstanding EUR and GBP notes, matured in November 2012. The swaps were settled at fair market value and replaced with new swaps.
[5]	Currency option related to the acquisition of Synthes, Inc., which expired in January 2012.

Fair Value Measurements (Details Textuals) (USD $)	12 Months Ended
	Dec. 30, 2012		Jan. 01, 2012		Jan. 02, 2011	Jan. 03, 2010
Derivative [Line Items]
Maximum Length of Time Hedged in Foreign Currency Cash Flow Hedge	18 months
Fair Value Measurements (Textuals)
Deferred net gains on derivatives included in accumulated other comprehensive income	$ 8,000,000		$ (168,000,000)		$ 100,000,000	$ 145,000,000
Reclassification of foreign exchange contracts into earnings, period	next 12 months
Other income/(expense), net, related to foreign exchange contracts, non hedging	48,000,000		(23,000,000)
Other investments	1,247,000,000	[1]
Foreign exchange contracts [Member]
Derivative [Line Items]
Notional amounts outstanding for forward foreign exchange contracts	26,000,000,000
Cross currency interest rate swaps [Member]
Derivative [Line Items]
Notional amounts outstanding for cross currency interest rate swaps	2,400,000,000
Non-current assets included into cross currency interest rate swaps	96,000,000		15,000,000
Non-current liabilities included into cross currency interest rate swaps	4,000,000		594,000,000
Fair Value, Inputs, Level 1 [Member]
Fair Value Measurements (Textuals)
Other investments	$ 1,247,000,000	[1]	$ 1,563,000,000	[1],[2]

[1]	Classified as non-current other assets.
[2]	2011 assets and liabilities are all classified as Level 2 with the exception of Other investments of $1,563 million, which are classified as Level 1.

Borrowings (Details) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012		Jan. 01, 2012
Non-Current Debt
Long-term debt	$ 11,489		$ 12,969
Long-term debt effective rate	4.14%	[1]	4.08%	[1]
Carrying Amount [Member]
Non-Current Debt
Long-term debt	11,489		12,969
Less Current Portion	1,512		616
Long-term Debt	$ 13,001	[2]	$ 13,585	[2]

[1]	Weighted average effective rate.
[2]	The excess of the fair value over the carrying value of debt was $2.2 billion in 2012 and $2.0 billion in 2011.

Borrowings (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012		Jan. 01, 2012
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	$ 11,489		$ 12,969
Debt Instrument, Interest Rate, Effective Percentage	4.14%	[1]	4.08%	[1]
5.15% Debentures due 2012
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	0		599
Debt Instrument, Interest Rate, Effective Percentage	0.00%		5.18%
0.70% Notes due 2013]
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	500		500
Debt Instrument, Interest Rate, Effective Percentage	0.75%		0.75%
3.80% Debentures due 2013
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	500		500
Debt Instrument, Interest Rate, Effective Percentage	3.82%		3.82%
3 month LIBOR due 2013
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	500		500
Debt Instrument, Interest Rate, Effective Percentage	0.31%		0.46%
3 month LIBOR due 2014
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	750		750
Debt Instrument, Interest Rate, Effective Percentage	0.40%		0.55%
1.20% Notes due 2014
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	999		999
Debt Instrument, Interest Rate, Effective Percentage	1.24%		1.24%
2.15% Notes due 2016
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	898		898
Debt Instrument, Interest Rate, Effective Percentage	2.22%		2.22%
5.55% Debentures due 2017
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	1,000		1,000
Debt Instrument, Interest Rate, Effective Percentage	5.55%		5.55%
5.15% Debentures due 2018
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	898		898
Debt Instrument, Interest Rate, Effective Percentage	5.15%		5.15%
4.75% Notes due 2019
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	1,321	[2]	1,282	[3]
Debt Instrument, Interest Rate, Effective Percentage	5.83%		5.35%
3% Zero Coupon Convertible Subordinated Debentures due 2020
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	205		199
Debt Instrument, Interest Rate, Effective Percentage	3.00%		3.00%
2.95% Debentures due 2020
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	542		541
Debt Instrument, Interest Rate, Effective Percentage	3.15%		3.15%
3.55% Notes due 2021
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	446		446
Debt Instrument, Interest Rate, Effective Percentage	3.67%		3.67%
6.73% Debentures due 2023
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	250		250
Debt Instrument, Interest Rate, Effective Percentage	6.73%		6.73%
5.50% Notes due 2024
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	803	[2]	765	[3]
Debt Instrument, Interest Rate, Effective Percentage	6.75%		5.71%
6.95% Notes due 2029
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	296		294
Debt Instrument, Interest Rate, Effective Percentage	7.14%		7.14%
4.95% Debentures due 2033
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	500		500
Debt Instrument, Interest Rate, Effective Percentage	4.95%		4.95%
5.95% Notes due 2037
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	995		995
Debt Instrument, Interest Rate, Effective Percentage	5.99%		5.99%
5.85% Debentures due 2038
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	700		700
Debt Instrument, Interest Rate, Effective Percentage	5.86%		5.86%
4.50% Debentures due 2040
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	539		539
Debt Instrument, Interest Rate, Effective Percentage	4.63%		4.63%
4.85% Notes due 2041
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	298		298
Debt Instrument, Interest Rate, Effective Percentage	4.89%		4.89%
Other
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	61		132
Debt Instrument, Interest Rate, Effective Percentage	0.00%		0.00%
Carrying (Reported) Amount, Fair Value Disclosure [Member]
Debt Instrument [Line Items]
Long-term Debt, Excluding Current Maturities	11,489		12,969
Long-term Debt, Current Maturities	1,512		616
Long-term Debt	$ 13,001	[4]	$ 13,585	[4]

[1]	Weighted average effective rate.
[2]	Translation rate at December 30, 2012.
[3]	Translation rate at January 1, 2012.
[4]	The excess of the fair value over the carrying value of debt was $2.2 billion in 2012 and $2.0 billion in 2011.

Borrowings (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012
Aggregate maturities of long-term obligations
2013	$ 1,512
2014	1,789
2015	0
2016	898
2017	1,000
After 2017	$ 7,802

Borrowings (Details Textual) (USD $) In Billions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012
Borrowings (Textual) [Abstract]
Excess of fair value over carrying value of debt	$ 2.2	$ 2
Initiation date of credit facility	Sep 19, 2012
Amount borrowed under credit facility	10
Expiration date of credit facility	Sep 19, 2013
Short-term borrowings and the current portion of long-term debt	4.7
Borrowed under the commercial paper program	$ 2.4

Income Taxes (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Currently payable:
U.S. taxes	$ 2,023	$ 2,392	$ 2,063
International taxes	1,277	1,133	1,194
Total currently payable	3,300	3,525	3,257
Deferred:
U.S. taxes	(120)	(690)	(4)
International taxes	81	(146)	360
Total deferred	(39)	(836)	356
Provision for taxes on income	$ 3,261	$ 2,689	$ 3,613

Income Taxes (Details 1) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 30, 2012	Sep. 30, 2012	Jul. 01, 2012	Apr. 01, 2012	Jan. 01, 2012	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Dec. 30, 2012		Jan. 01, 2012		Jan. 02, 2011
Comparison Of Income Tax Expense At Statutory Rate And Company's Tax Rate Abstract
U.S.									$ 4,664		$ 3,634		$ 6,392
International									9,111		8,727		10,555
Earnings before provision for taxes on income	$ 3,100	$ 3,595	$ 2,035	$ 5,045	$ 318	$ 4,111	$ 3,422	$ 4,510	$ 13,775	[1]	$ 12,361	[2]	$ 16,947	[3]
Tax Rates:
U.S. statutory rate									35.00%		35.00%		35.00%
International operations excluding Ireland									(9.80%)		(14.00%)		(7.50%)
Ireland and Puerto Rico operations									(3.90%)		(1.80%)		(5.10%)
Research and orphan drug tax credits									0.00%		(0.80%)		(0.60%)
U.S. state and local									1.30%		2.10%		1.00%
U.S. manufacturing deduction									(0.90%)		(0.80%)		(0.50%)
U.S. tax on international income									1.10%		(0.40%)		(0.60%)
All other									0.90%		2.50%	[4]	(0.40%)
Effective tax rate									23.70%		21.80%		21.30%

[1]	Includes $1,218 million of net litigation expense, which includes product liability, comprised of $658 million and $560 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $1,163 million of in-process research and development expense, comprised of $1,111 million and $52 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $795 million of Synthes integration/transaction costs in the Medical Devices and Diagnostics segment. Includes $909 million of asset write-downs and other adjustments, comprised of $499 million, $264 million and $146 million in the Pharmaceutical, Consumer and Medical Devices and Diagnostics segments, respectively. The Medical Devices and Diagnostics segment also includes $110 million expense for the cost associated with the DePuy ASR™ Hip program.
[2]	Includes $3,310 million of net litigation expense, which includes product liability, comprised of $1,741 million and $1,569 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $656 million of net restructuring expense, comprised of $676 million expense in the Medical Devices and Diagnostics segment and a gain of $20 million in the Pharmaceutical segment. The Medical Devices and Diagnostics segment also includes $521 million expense for the cost associated with the DePuy ASR™ Hip program.
[3]	Includes $397 million of net litigation gain, which includes product liability expense, comprised of $447 million expense in the Pharmaceutical segment and a gain of $844 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASR™ Hip program.
[4]	Includes U.S. expenses not fully tax deductible primarily related to litigation expense.

Income Taxes (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Components of Deferred Tax Assets and Liabilities [Abstract]
Deferred Tax Assets, Employee related obligations	$ 3,343	$ 3,028
Deferred Tax Assets, Stock based compensation	1,199	1,358
Deferred Tax Assets, International R&D capitalized for tax	1,599	1,509
Deferred Tax Assets, Reserves & liabilities	1,908	1,527
Deferred Tax Assets, Income reported for tax purposes	726	903
Deferred Tax Assets, Net operating loss carryforward international	1,117	1,183
Deferred Tax Assets, Miscellaneous international	1,291	1,261
Deferred Tax Assets, Miscellaneous U.S.	915	817
Deferred Tax Assets, Total deferred income taxes	12,098	11,586
Deferred Tax Liabilities, Depreciation	(933)	(865)
Deferred Tax Liabilities, Non-deductible intangibles	(6,261)	(2,997)
Deferred Tax Liabilities, Miscellaneous international	(371)	(422)
Deferred Tax Liabilities, Total deferred income taxes	$ (7,565)	$ (4,284)

Income Taxes (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Summary of unrecognized tax benefits
Beginning of year	$ 2,699	$ 2,307	$ 2,403
Increases related to current year tax positions	538	402	465
Increases related to prior period tax positions	57	87	68
Decreases related to prior period tax positions	(41)	(77)	(431)
Settlements	(120)	(16)	(186)
Lapse of statute of limitations	(79)	(4)	(12)
End of year	$ 3,054	$ 2,699	$ 2,307

Income Taxes (Details Textuals) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011	Jan. 03, 2010
Income Tax (Textuals) [Abstract]
U.S. statutory rate	35.00%	35.00%	35.00%
Unrecognized tax benefits	$ 3,054	$ 2,699	$ 2,307	$ 2,403
Interest Income/Expense after tax	(41)	(47)	34
Accrued interest	$ 422	$ 350

Employee Related Obligations (Details) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Employee-related Liabilities [Abstract]
Pension benefits	$ 4,488	$ 3,937
Postretirement benefits	2,789	2,843
Postemployment benefits	1,452	1,129
Deferred compensation	747	863
Total employee obligations	9,476	8,772
Less current benefits payable	394	419
Employee related obligations	$ 9,082	$ 8,353

Employee Related Obligations (Details Textual) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Employee Related Obligations (Textual) [Abstract]
Prepaid employee related obligation	$ 194	$ 249

Pensions and Other Postretirement Benefits (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Retirement Plans [Member]
Components of net periodic benefit cost
Service cost	$ 722	$ 638	$ 550
Interest cost	878	853	791
Expected return on plan assets	(1,236)	(1,108)	(1,005)
Amortization of prior service cost (credit)	6	9	10
Amortization of net transition obligation	1	1	1
Recognized actuarial losses	494	388	236
Curtailments and Settlements	0	0	1
Net periodic benefit cost	865	781	584
Other Benefit Plans [Member]
Components of net periodic benefit cost
Service cost	175	149	134
Interest cost	165	188	202
Expected return on plan assets	(4)	(1)	(1)
Amortization of prior service cost (credit)	(3)	(3)	(4)
Amortization of net transition obligation	0	0	0
Recognized actuarial losses	76	45	48
Curtailments and Settlements	0	0	0
Net periodic benefit cost	$ 409	$ 378	$ 379

Pensions and Other Benefit Plans (Details 1) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 30, 2012
Pension and Other Postretirement Benefit Plans, Amounts that Will be Amortized from Accumulated Other Comprehensive Income (Loss) in Next Fiscal Year [Abstract]
Amortization of net transition obligation	$ 1
Amortization of net actuarial losses	775
Amortization of prior service cost	$ 6

Pensions and Other Benefit Plans (Details 2)	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Retirement Plans [Member]
Rates used to develop the actuarial present value of projected benefit obligation
Discount rate	4.25%	5.13%	5.71%
Expected long-term rate of return on plan assets	8.45%	8.62%	8.68%
Rate of increase in compensation levels	4.08%	4.19%	4.19%
Other Benefit Plans [Member]
Rates used to develop the actuarial present value of projected benefit obligation
Discount rate	4.55%	5.25%	6.00%
Rate of increase in compensation levels	4.28%	4.28%	4.29%

Pensions and Other Benefit Plans (Details 3)	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012
Defined Benefit Plan, Assumed Health Care Cost Trend Rates [Abstract]
Health care cost trend rate assumed for next year	6.50%	7.50%
Rate to which the cost trend rate is assumed to decline (ultimate trend)	4.50%	5.00%
Year the rate reaches the ultimate trend rate	2032	2018

Pensions and Other Benefit Plans (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
Dec. 30, 2012
Effect of one percentage point change in assumed health care cost trend rates
Effect of one percentage point increase on total interest and service cost	$ 42
Effect of one percentage point decrease on total interest and service cost	(33)
Effect of one percentage point increase on post-retirement benefit obligation	496
Effect of one percentage point decrease on post-retirement benefit obligation	$ (394)

Pensions and Other Benefit Plans (Details 5) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Retirement Plans [Member]
Change in Benefit Obligation
Projected benefit obligation - beginning of year	$ 17,424	$ 14,993
Service cost	722	638	550
Interest cost	878	853	791
Plan participant contributions	35	54
Amendments	12	(24)
Actuarial losses	2,662	1,698
Divestitures & acquisitions	629	14
Curtailments & settlements & restructuring	(6)	(6)
Benefits paid from plan	(697)	(659)
Effect of exchange rates	170	(137)
Projected benefit obligation - end of year	21,829	17,424	14,993
Other Benefit Plans [Member]
Change in Benefit Obligation
Projected benefit obligation - beginning of year	3,790	3,572
Service cost	175	149	134
Interest cost	165	188	202
Plan participant contributions	0	0
Amendments	0	0
Actuarial losses	459	213
Divestitures & acquisitions	0	0
Curtailments & settlements & restructuring	0	0
Benefits paid from plan	(432)	(320)
Effect of exchange rates	2	(12)
Projected benefit obligation - end of year	$ 4,159	$ 3,790	$ 3,572

Pensions and Other Benefit Plans (Details 6) (USD $)	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012
Defined Benefit Plan Disclosure [Line Items]
Plan assets at fair value - End of year	$ 17,536,000,000	$ 13,736,000,000
Retirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan assets at fair value - beginning of year	13,736,000,000	13,433,000,000
Actual return (loss) on plan assets	1,926,000,000	(102,000,000)
Company contributions	1,838,000,000	1,135,000,000
Plan participant contributions	35,000,000	54,000,000
Settlements	(2,000,000)	(2,000,000)
Divestitures & acquisitions	593,000,000	(2,000,000)
Benefits paid from plan assets	(697,000,000)	(659,000,000)
Effect of exchange rates	107,000,000	(121,000,000)
Plan assets at fair value - End of year	17,536,000,000	13,736,000,000
Funded status — end of year	(4,293,000,000)	(3,688,000,000)
Other Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan assets at fair value - beginning of year	8,000,000	14,000,000
Actual return (loss) on plan assets	3,000,000	(1,000,000)
Company contributions	543,000,000	315,000,000
Plan participant contributions	0	0
Settlements	0	0
Divestitures & acquisitions	0	0
Benefits paid from plan assets	(432,000,000)	(320,000,000)
Effect of exchange rates	0	0
Plan assets at fair value - End of year	122,000,000	8,000,000
Funded status — end of year	$ (4,037,000,000)	$ (3,782,000,000)

Pensions and Other Benefit Plans (Details 7) (USD $)	Dec. 30, 2012	Jan. 01, 2012
Defined Benefit Plan Disclosure [Line Items]
Current Liabilities	$ (394,000,000)	$ (419,000,000)
Non-current liabilities	(9,082,000,000)	(8,353,000,000)
Retirement Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Non-current assets	194,000,000	249,000,000
Current Liabilities	(65,000,000)	(59,000,000)
Non-current liabilities	(4,422,000,000)	(3,878,000,000)
Total recognized in the consolidated balance sheet - end of year	(4,293,000,000)	(3,688,000,000)
Other Benefit Plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Non-current assets	0	0
Current Liabilities	(307,000,000)	(346,000,000)
Non-current liabilities	(3,730,000,000)	(3,436,000,000)
Total recognized in the consolidated balance sheet - end of year	$ (4,037,000,000)	$ (3,782,000,000)

Pensions and Other Benefit Plans (Details 8) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012
Retirement Plans [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Net actuarial loss	$ 7,586	$ 6,030
Prior service cost (credit)	9	6
Unrecognized net transition obligation	2	3
Total before tax effects	7,597	6,039
Accumulated Benefit Obligations - end of year	19,267	15,452
Other Benefit Plans [Member]
Amounts Recognized in Accumulated Other Comprehensive Income consist of the following:
Net actuarial loss	1,601	1,218
Prior service cost (credit)	(14)	(18)
Unrecognized net transition obligation	0	1
Total before tax effects	$ 1,587	$ 1,201

Pensions and Other Benefit Plans (Details 9) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Retirement Plans [Member]
Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net periodic benefit cost	$ 865	$ 781	$ 584
Net actuarial loss	2,007	2,903
Amortization of net actuarial (loss) gain	(494)	(388)
Prior service cost	12	(24)
Amortization of prior service (cost) credit	(6)	(9)
Effect of exchange rates	79	(25)
Total recognized in other comprehensive income, before tax	1,598	2,457
Total recognized in net periodic benefit cost and other comprehensive income	2,463	3,238
Other Benefit Plans [Member]
Changes in Plan Assets and Benefit Obligations Recognized in Other Comprehensive Income
Net periodic benefit cost	409	378	379
Net actuarial loss	458	197
Amortization of net actuarial (loss) gain	(76)	8
Prior service cost	0	0
Amortization of prior service (cost) credit	3	3
Effect of exchange rates	1	(3)
Total recognized in other comprehensive income, before tax	386	205
Total recognized in net periodic benefit cost and other comprehensive income	$ 795	$ 583

Pensions and Other Benefit Plans (Details 10) (USD $)	Dec. 30, 2012	Jan. 01, 2012
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	$ 17,536,000,000	$ 13,736,000,000
Qualified Plans [Member] | U.S. retirement plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	11,464,000,000	9,132,000,000
Projected benefit obligation	12,420,000,000	10,283,000,000
Accumulated benefit obligations	11,001,000,000	9,147,000,000
Projected benefit obligation	(956,000,000)	(1,151,000,000)
Accumulated benefit obligation	463,000,000	(15,000,000)
Non Qualified Plans [Member] | U.S. retirement plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	0	0
Projected benefit obligation	1,343,000,000	1,155,000,000
Accumulated benefit obligations	1,070,000,000	903,000,000
Projected benefit obligation	(1,343,000,000)	(1,155,000,000)
Accumulated benefit obligation	(1,070,000,000)	(903,000,000)
Funded Plans [Member] | International retirement plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	6,072,000,000	4,604,000,000
Projected benefit obligation	7,586,000,000	5,626,000,000
Accumulated benefit obligations	6,774,000,000	5,078,000,000
Projected benefit obligation	(1,514,000,000)	(1,022,000,000)
Accumulated benefit obligation	(702,000,000)	(474,000,000)
Unfunded Plans [Member] | International retirement plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	0	0
Projected benefit obligation	480,000,000	360,000,000
Accumulated benefit obligations	422,000,000	324,000,000
Projected benefit obligation	(480,000,000)	(360,000,000)
Accumulated benefit obligation	$ (422,000,000)	$ (324,000,000)

Pensions and Other Benefit Plans (Details 11) (USD $)	Dec. 30, 2012
Retirement Plans [Member]
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
Projected future benefit payaments, 2013	$ 695,000,000
Projected future benefit payaments, 2014	715,000,000
Projected future benefit payaments, 2015	736,000,000
Projected future benefit payaments, 2016	775,000,000
Projected future benefit payaments, 2017	820,000,000
Projected future benefit payaments, 2018-2022	4,934,000,000
Other benefit plans gross [Member]
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
Projected future benefit payaments, 2013	327,000,000
Projected future benefit payaments, 2014	221,000,000
Projected future benefit payaments, 2015	220,000,000
Projected future benefit payaments, 2016	220,000,000
Projected future benefit payaments, 2017	220,000,000
Projected future benefit payaments, 2018-2022	1,121,000,000
Medicare rebates [Member]
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
Projected future benefit payaments, 2013	(11,000,000)
Projected future benefit payaments, 2014	0
Projected future benefit payaments, 2015	0
Projected future benefit payaments, 2016	0
Projected future benefit payaments, 2017	0
Projected future benefit payaments, 2018-2022	0
Other benefit plans - net [Member]
Defined Benefit Plan, Estimated Future Benefit Payments [Abstract]
Projected future benefit payaments, 2013	316,000,000
Projected future benefit payaments, 2014	221,000,000
Projected future benefit payaments, 2015	220,000,000
Projected future benefit payaments, 2016	220,000,000
Projected future benefit payaments, 2017	220,000,000
Projected future benefit payaments, 2018-2022	$ 1,121,000,000

Pensions and Other Benefit Plans (Details 12) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012
Unfunded U.S. retirement plans [Member]
The projected future minimum contributions to the Company's U.S. and international unfunded retirement plans
Projected future contributions, 2013	$ 43
Projected future contributions, 2014	46
Projected future contributions, 2015	49
Projected future contributions, 2016	52
Projected future contributions, 2017	56
Projected future contributions, 2018-2022	354
Unfunded International retirement plans [Member]
The projected future minimum contributions to the Company's U.S. and international unfunded retirement plans
Projected future contributions, 2013	25
Projected future contributions, 2014	20
Projected future contributions, 2015	22
Projected future contributions, 2016	24
Projected future contributions, 2017	24
Projected future contributions, 2018-2022	$ 148

Pensions and Other Benefit Plans (Details 13)	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012
Defined Benefit Plan Disclosure [Line Items]
Percent of Asset allocation, Equity securities	100.00%	100.00%
Target Allocation towards Total plan assets	100.00%
Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Percent of Asset allocation, Equity securities	75.00%	70.00%
Target Allocation towards Equity securities	71.00%
Debt Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Percent of Asset allocation, Equity securities	25.00%	30.00%
Target Allocation towards Equity securities	29.00%

Pensions and Other Benefit Plans (Details 14) (USD $)	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	$ 17,536,000,000	$ 13,736,000,000
Short-term investment funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	782,000,000	793,000,000
Government and agency securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	1,759,000,000	1,587,000,000
Debt instruments [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	1,646,000,000	1,116,000,000
Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	8,109,000,000	6,700,000,000
Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	5,046,000,000	3,416,000,000
Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	24,000,000	25,000,000
Other Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	170,000,000	99,000,000
Quoted prices in active markets for identical assets and liabilities Level 1 [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	8,325,000,000	6,912,000,000
Quoted prices in active markets for identical assets and liabilities Level 1 [Member] | Short-term investment funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	155,000,000	161,000,000
Quoted prices in active markets for identical assets and liabilities Level 1 [Member] | Government and agency securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	53,000,000	59,000,000
Quoted prices in active markets for identical assets and liabilities Level 1 [Member] | Debt instruments [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	2,000,000	1,000,000
Quoted prices in active markets for identical assets and liabilities Level 1 [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	8,104,000,000	6,682,000,000
Quoted prices in active markets for identical assets and liabilities Level 1 [Member] | Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	11,000,000	8,000,000
Quoted prices in active markets for identical assets and liabilities Level 1 [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	0	0
Quoted prices in active markets for identical assets and liabilities Level 1 [Member] | Other Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	0	1,000,000
Significant other observable inputs Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	9,061,000,000	6,676,000,000
Significant other observable inputs Level 2 [Member] | Short-term investment funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	627,000,000	632,000,000
Significant other observable inputs Level 2 [Member] | Government and agency securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	1,706,000,000	1,528,000,000
Significant other observable inputs Level 2 [Member] | Debt instruments [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	1,641,000,000	1,106,000,000
Significant other observable inputs Level 2 [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	1,000,000	2,000,000
Significant other observable inputs Level 2 [Member] | Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	4,985,000,000	3,375,000,000
Significant other observable inputs Level 2 [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	0	0
Significant other observable inputs Level 2 [Member] | Other Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	101,000,000	33,000,000
Significant unobservable inputs Level 3 [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	150,000,000	148,000,000	183,000,000
Significant unobservable inputs Level 3 [Member] | Short-term investment funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	0	0
Significant unobservable inputs Level 3 [Member] | Government and agency securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	0	0
Significant unobservable inputs Level 3 [Member] | Debt instruments [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	3,000,000	9,000,000	13,000,000
Significant unobservable inputs Level 3 [Member] | Equity Securities [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	4,000,000	16,000,000	24,000,000
Significant unobservable inputs Level 3 [Member] | Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	50,000,000	33,000,000	35,000,000
Significant unobservable inputs Level 3 [Member] | Insurance Contracts [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	24,000,000	25,000,000	29,000,000
Significant unobservable inputs Level 3 [Member] | Other Assets [Member]
Defined Benefit Plan Disclosure [Line Items]
Plan Assets	$ 69,000,000	$ 65,000,000	$ 82,000,000

Pensions and Other Benefit Plans (Details 15) (USD $)	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012
Change in Plan Asstes
Plan assets at fair value - End of year	$ 17,536,000,000	$ 13,736,000,000
Debt Securities [Member]
Change in Plan Asstes
Plan assets at fair value - End of year	1,646,000,000	1,116,000,000
Equity Securities [Member]
Change in Plan Asstes
Plan assets at fair value - End of year	8,109,000,000	6,700,000,000
Commingled Funds [Member]
Change in Plan Asstes
Plan assets at fair value - End of year	5,046,000,000	3,416,000,000
Insurance Contracts [Member]
Change in Plan Asstes
Plan assets at fair value - End of year	24,000,000	25,000,000
Other Assets [Member]
Change in Plan Asstes
Plan assets at fair value - End of year	170,000,000	99,000,000
Fair Value, Inputs, Level 3 [Member]
Change in Plan Asstes
Plan assets at fair value - beginning of year	148,000,000	183,000,000
Realized gains (losses)	(6,000,000)	4,000,000
Unrealized gains (losses)	0	(26,000,000)
Purchases, sales, issuances and settlements, net	8,000,000	(13,000,000)
Plan assets at fair value - End of year	150,000,000	148,000,000
Fair Value, Inputs, Level 3 [Member] | Debt Securities [Member]
Change in Plan Asstes
Plan assets at fair value - beginning of year	9,000,000	13,000,000
Realized gains (losses)	0	0
Unrealized gains (losses)	0	1,000,000
Purchases, sales, issuances and settlements, net	(6,000,000)	(5,000,000)
Plan assets at fair value - End of year	3,000,000	9,000,000
Fair Value, Inputs, Level 3 [Member] | Equity Securities [Member]
Change in Plan Asstes
Plan assets at fair value - beginning of year	16,000,000	24,000,000
Realized gains (losses)	(1,000,000)	3,000,000
Unrealized gains (losses)	0	(2,000,000)
Purchases, sales, issuances and settlements, net	(11,000,000)	(9,000,000)
Plan assets at fair value - End of year	4,000,000	16,000,000
Fair Value, Inputs, Level 3 [Member] | Commingled Funds [Member]
Change in Plan Asstes
Plan assets at fair value - beginning of year	33,000,000	35,000,000
Realized gains (losses)	0	0
Unrealized gains (losses)	0	(6,000,000)
Purchases, sales, issuances and settlements, net	17,000,000	4,000,000
Plan assets at fair value - End of year	50,000,000	33,000,000
Fair Value, Inputs, Level 3 [Member] | Insurance Contracts [Member]
Change in Plan Asstes
Plan assets at fair value - beginning of year	25,000,000	29,000,000
Realized gains (losses)	0	1,000,000
Unrealized gains (losses)	0	(2,000,000)
Purchases, sales, issuances and settlements, net	(1,000,000)	(3,000,000)
Plan assets at fair value - End of year	24,000,000	25,000,000
Fair Value, Inputs, Level 3 [Member] | Other Assets [Member]
Change in Plan Asstes
Plan assets at fair value - beginning of year	65,000,000	82,000,000
Realized gains (losses)	(5,000,000)	0
Unrealized gains (losses)	0	(17,000,000)
Purchases, sales, issuances and settlements, net	9,000,000	0
Plan assets at fair value - End of year	$ 69,000,000	$ 65,000,000

Pensions and Other Postretirement Benefit (Details Textuals) (USD $)	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	$ 17,536,000,000	$ 13,736,000,000
Pensions and Other Benefit Plans (Textuals)
Percentage of corridor of greater of market value of assets	10.00%
Projected benefit obligation, unfunded plans	7,400,000,000	15,400,000,000
Plan Assets	4,000,000,000	11,700,000,000
Accumulated benefit obligation unfunded plans	6,500,000,000	13,800,000,000
Fair value of company's common stock directly held in plan assets	512,000,000	476,000,000
Percentage of company's common stock to plan asset	2.90%	3.50%
Defined Benefit Plan, Measurement Date	2012-12-30	2012-01-01
U.S. retirement plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Contribution to pension plans	1,399,000,000
International retirement plans [Member]
Defined Benefit Plan Disclosure [Line Items]
Contribution to pension plans	439,000,000
Maximum [Member]
Defined Benefit Plan Disclosure [Line Items]
Retirement plan benefits Employee compensation Period	5 years
Minimum [Member]
Defined Benefit Plan Disclosure [Line Items]
Retirement plan benefits Employee compensation Period	3 years
Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	122,000,000	8,000,000	14,000,000
Net periodic benefit cost attributable to other benefit plans	409,000,000	378,000,000	379,000,000
Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	9,061,000,000	6,676,000,000
Commingled Funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	5,046,000,000	3,416,000,000
Commingled Funds [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	4,985,000,000	3,375,000,000
Commingled Funds [Member] | Fair Value, Inputs, Level 2 [Member] | Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	67,000,000	8,000,000
Short-term investment funds [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	782,000,000	793,000,000
Short-term investment funds [Member] | Fair Value, Inputs, Level 2 [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	627,000,000	632,000,000
Short-term investment funds [Member] | Fair Value, Inputs, Level 2 [Member] | Other Postretirement Benefit Plans, Defined Benefit [Member]
Defined Benefit Plan Disclosure [Line Items]
Defined Benefit Plan, Fair Value of Plan Assets	$ 55,000,000

Savings Plan (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Savings Plan [Abstract]
Defined Contribution Plan, Cost Recognized	$ 160	$ 157	$ 157

Capital and Treasury Stock (Details) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended											3 Months Ended	12 Months Ended
	Dec. 30, 2012		Jan. 01, 2012	Jan. 02, 2011	Dec. 30, 2012 Treasury Stock [Member]	Jan. 01, 2012 Treasury Stock [Member]	Jan. 02, 2011 Treasury Stock [Member]	Dec. 30, 2012 Synthes, Inc [Member]	Jan. 01, 2012 Synthes, Inc [Member]	Jan. 02, 2011 Synthes, Inc [Member]	Dec. 30, 2012 Synthes, Inc [Member] Treasury Stock [Member]	Jul. 01, 2012 Synthes, Inc [Member]	Dec. 30, 2012 Synthes, Inc [Member]
Changes in treasury stock
Treasury Stock, Beginning Balance	$ 21,659		$ 20,783	$ 19,780
Treasury Stock, Beginning Balance, Shares	395,480		381,746	365,522
Employee compensation and stock option plans, Shares	(55,170)		(26,007)	(28,866)
Employee compensation and stock option plans related to treasury stock	(3,250)		(1,649)	(1,794)
Issuance of common stock associated with the acquisition of Synthes, Shares													(203,740)
Issuance of common stock associated with the acquisition of Synthes, Inc. Amount								(13,335)	0	0	(12,852)	(13,335)
Repurchase of common stock, Shares	204,784		39,741	45,090
Repurchase of common stock, Amounts	12,919	[1]	2,525	2,797	12,919	2,525	2,797
Treasury Stock, Ending Balance	$ 18,476		$ 21,659	$ 20,783
Treasury Stock, Ending Balance, Shares	341,354		395,480	381,746

[1]	Includes repurchase of common stock associated with the acquisition of Synthes, Inc.

Capital and Treasury Stock (Details Textual) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Capital Unit [Line Items]
Aggregate shares of Common Stock issued	3,119,843	3,119,843	3,119,843
Cash Dividend paid per share	$ 2.4	$ 2.25	$ 2.11

Accumulated Other Comprehensive Income (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Foreign Currency Translation
Beginning Balance	$ (1,526)	$ (969)	$ (508)
Net change	1,230	(557)	(461)
Ending Balance	(296)	(1,526)	(969)
Gains/(Losses) on Securities
Beginning Balance	448	24	(30)
Net change	(253)	424	54
Ending Balance	195	448	24
Employee Benefit Plans
Begining Balance	(4,386)	(2,686)	(2,665)
Net change	(1,331)	(1,700)	(21)
Ending Balance	(5,717)	(4,386)	(2,686)
Gains/(Losses) on Derivatives & Hedges
Beginning Balance	(168)	100	145
Net change	176	(268)	(45)
Ending Balance	8	(168)	100
Total Accumulated Other Comprehensive Income/(Loss)
Beginning Balance	(5,632)	(3,531)	(3,058)
Net change	(178)	(2,101)	(473)
Ending Balance	$ (5,810)	$ (5,632)	$ (3,531)

International Currency Translation (Details Textual) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Foreign Currency Translation [Abstract]
Compound Cumulative Rates Of Inflation In Highly Inflationary Economies Minimum	100% or more during the past three years
Foreign Currency Transaction Gain (Loss), before Tax	$ (58)	$ (10)	$ (130)

Earnings Per Share (Details) (USD $)	3 Months Ended								12 Months Ended
	Dec. 30, 2012	Sep. 30, 2012	Jul. 01, 2012	Apr. 01, 2012	Jan. 01, 2012	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Reconciliation of basic net earnings per share to diluted net earnings per share
Basic net earnings per share attributable to Parent	$ 0.93	$ 1.08	$ 0.51	$ 1.43	$ 0.08	$ 1.17	$ 1.01	$ 1.27	$ 3.94	$ 3.54	$ 4.85
Average shares outstanding - basic									2,753,300,000	2,736,000,000	2,751,400,000
Potential shares exercisable under stock option plans									164,600,000	158,300,000	156,100,000
Less: shares which could be repurchased under treasury stock method									(128,200,000)	(122,600,000)	(122,300,000)
Convertible debt shares									3,600,000	3,600,000	3,600,000
Accelerated share repurchase program	19,300,000								19,300,000	0	0
Average shares outstanding - diluted									2,812,600,000	2,775,300,000	2,788,800,000
Diluted net earnings per share attributable to parent	$ 0.91	$ 1.05	$ 0.5	$ 1.41	$ 0.08	$ 1.15	$ 1	$ 1.25	$ 3.86	$ 3.49	$ 4.78

Earnings Per Share (Details Textuals) (USD $) In Millions, except Share data, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 30, 2012	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Earnings Per Share (Textuals) [Abstract]
Debt Instrument, Convertible, Interest Expense		$ 4	$ 4	$ 4
Antidilutive shares excluded from computation of earnings per share		200,000	50,700,000	66,300,000
Accelerated share repurchase program	19,300,000	19,300,000	0	0
Accelerated share repurchase sensitivity		2,600,000

Rental Expense and Lease Commitments (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Minimum rental payments under operating leases
2013	$ 251
2014	192
2015	149
2016	115
2017	90
After 2017	128
Total	925
Rental Expense and Lease Commitments (Textual) [Abstract]
Rentals under operating leases	$ 375	$ 313	$ 299

Common Stock, Stock Option Plans and Stock Compensation Agreements (Details)	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Weighted average assumptions of fair value of options
Risk-free rate	1.06%	2.41%	2.78%
Expected volatility	18.38%	18.20%	17.40%
Expected life	6 years	6 years	6 years
Dividend yield	3.60%	3.60%	3.30%

Common Stock, Stock Option Plans and Stock Compensation Agreements (Details 1) (USD $) In Millions, except Share data in Thousands, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011	Jan. 03, 2010
Summary of option activity under the Plan
Weighted Average Exercise Price, Beginning of Period	$ 60.1	$ 59.68	$ 58.66
Outstanding Shares, Number, Beginning of Period	179,459	193,690	212,719
Options granted under stock-based compensation plans	8,661	9,530	13,996
Options granted, Weighted Average Exercise Price	$ 65.36	$ 62.21	$ 62.62
Options exercised, Outstanding Shares	(49,388)	(20,160)	(25,020)
Options exercised, , Weighted Average Exercise Price	$ 56.73	$ 56.65	$ 51.84
Options canceled/forfeited	(4,381)	(3,601)	(8,005)
Options canceled/forfeited, Weighted Average Exercise Price	$ 62.97	$ 62.38	$ 62.36
Outstanding Shares, Number, End of Period	134,351	179,459	193,690
Weighted Average Exercise Price, End of Period	$ 61.58	$ 60.1	$ 59.68
Aggrerate Intrinsic Value, End of Period	$ 1,061	$ 1,004	$ 648	$ 1,310

Common Stock, Stock Option Plans and Stock Compensation Agreements (Details 2) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
Dec. 30, 2012
Stock options outstanding and exercisable
Outstanding number of Options	134,351
Outstanding, Average Life	4 years 3 months 16 days
Outstanding Average Exercise Price	$ 61.58
Exercisable number of Options	104,860
Exercisable, Average Exercise Price	$ 61.15
$49.66-$53.77 [Member]
Stock options outstanding and exercisable
Price Range, Minimum	$ 49.66
Price Range, Maximum	$ 53.77
Outstanding number of Options	3,600
Outstanding, Average Life	1 month 6 days
Outstanding Average Exercise Price	$ 52.19
Exercisable number of Options	3,599
Exercisable, Average Exercise Price	$ 52.19
$53.93-$58.33 [Member]
Stock options outstanding and exercisable
Price Range, Minimum	$ 53.93
Price Range, Maximum	$ 58.33
Outstanding number of Options	29,134
Outstanding, Average Life	3 years 7 months 6 days
Outstanding Average Exercise Price	$ 56.13
Exercisable number of Options	28,076
Exercisable, Average Exercise Price	$ 56.04
$58.34-$61.75 [Member]
Stock options outstanding and exercisable
Price Range, Minimum	$ 58.34
Price Range, Maximum	$ 61.75
Outstanding number of Options	29,604
Outstanding, Average Life	4 years
Outstanding Average Exercise Price	$ 60.01
Exercisable number of Options	29,556
Exercisable, Average Exercise Price	$ 60.01
$61.86-$65.37 [Member]
Stock options outstanding and exercisable
Price Range, Minimum	$ 61.86
Price Range, Maximum	$ 65.37
Outstanding number of Options	28,817
Outstanding, Average Life	7 years 9 months 18 days
Outstanding Average Exercise Price	$ 63.29
Exercisable number of Options	464
Exercisable, Average Exercise Price	$ 63.88
$65.62-$68.37 [Member]
Stock options outstanding and exercisable
Price Range, Minimum	$ 65.62
Price Range, Maximum	$ 68.37
Outstanding number of Options	43,196
Outstanding, Average Life	2 years 10 months 24 days
Outstanding Average Exercise Price	$ 65.97
Exercisable number of Options	43,165
Exercisable, Average Exercise Price	$ 65.97

Common Stock, Stock Option Plans and Stock Compensation Agreements (Details 3) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Performance Shares [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock option units vesting period	3 years
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Additional Disclosures [Abstract]
Shares, Beginning balance	0
Shares, granted	327
Shares, issued	0
Shares, canceled/forfieted	(42)
Shares, Ending balance	285
Restricted Stock Units (RSUs) [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Stock option units vesting period	3 years
Share-based Compensation Arrangement by Share-based Payment Award, Equity Instruments Other than Options, Additional Disclosures [Abstract]
Shares, Beginning balance	31,026	29,734	26,324
Shares, granted	12,197	11,478	12,003
Shares, issued	(9,278)	(8,300)	(6,297)
Shares, canceled/forfieted	(2,111)	(1,886)	(2,296)
Shares, Ending balance	31,834	31,026	29,734

Common Stock, Stock Option Plans and Stock Compensation Agreements (Details Textual) (USD $) In Millions, except Share data, unless otherwise specified	12 Months Ended
	Dec. 30, 2012 StockBasedCompensationPlans	Jan. 01, 2012	Jan. 02, 2011
Restricted Share Units (Textual)
Number of stock-based compensation plan	4
Number of shares authorized for issuance under long-term incentive plan	200,000,000
Shares available for future grants under long-term incentive plan	201,800,000
Compensation cost charged for Long term incentive plan	$ 662	$ 621	$ 614
Total income tax benefit recognized	220	207	205
Stock options expiration date	10 years
Average fair value of option granted	$ 6.39	$ 7.47	$ 8.03
Total intrinsic value of options exercised	547	167	278
Total compensation cost not yet recognized for option	565	562	613
Weighted average period for total compensation cost not yet recognized	1 year 0 months 8 days	11 months 20 days	1 year 0 months 20 days
Stock options exercisable	138,126,000	141,275,000
Stock options average price	$ 59.94	$ 59.25
Stock options average life	4 years 2 months 12 days	4 years 8 months 12 days
Fair Value of restricted share units settled	$ 483.2	$ 458.9	$ 375
Restricted Stock Units (RSUs) [Member]
Restricted Share Units (Textual)
Stock option units vesting period	3 years
Average fair value of RSU's and PSU's granted	$ 58.93	$ 55.9	$ 56.69
Performance Shares [Member]
Restricted Share Units (Textual)
Stock option units vesting period	3 years
Average fair value of RSU's and PSU's granted	$ 55.01
Minimum [Member]
Restricted Share Units (Textual)
Stock option units vesting period	6 months
Maximum [Member]
Restricted Share Units (Textual)
Stock option units vesting period	4 years

Segments of Business and Geographic Areas (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 30, 2012	Sep. 30, 2012	Jul. 01, 2012	Apr. 01, 2012	Jan. 01, 2012	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Sales by segment of business
Total	$ 17,558	$ 17,052	$ 16,475	$ 16,139	$ 16,255	$ 16,005	$ 16,597	$ 16,173	$ 67,224	$ 65,030	$ 61,587
United States [Member]
Sales by segment of business
Total									29,830	28,908	29,450
Consumer [Member]
Sales by segment of business
Total									14,447	14,883	14,590
Total	3,652	3,581	3,619	3,595	3,668	3,740	3,793	3,682
Consumer [Member] | United States [Member]
Sales by segment of business
Total									5,046	5,151	5,519
Consumer [Member] | International [Member]
Sales by segment of business
Total									9,401	9,732	9,071
Pharmaceutical [Member]
Sales by segment of business
Total									25,351	24,368	22,396
Total	6,525	6,402	6,291	6,133	6,094	5,982	6,233	6,059
Pharmaceutical [Member] | United States [Member]
Sales by segment of business
Total									12,421	12,386	12,519
Pharmaceutical [Member] | International [Member]
Sales by segment of business
Total									12,930	11,982	9,877
Medical Devices and Diagnostics [Member]
Sales by segment of business
Total									27,426	25,779	24,601
Total	7,381	7,069	6,565	6,411	6,493	6,283	6,571	6,432
Medical Devices and Diagnostics [Member] | United States [Member]
Sales by segment of business
Total									12,363	11,371	11,412
Medical Devices and Diagnostics [Member] | International [Member]
Sales by segment of business
Total									$ 15,063	$ 14,408	$ 13,189

Segments of Business and Geographic Areas (Details 1) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 30, 2012	Sep. 30, 2012	Jul. 01, 2012	Apr. 01, 2012	Jan. 01, 2012	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Dec. 30, 2012		Jan. 01, 2012		Jan. 02, 2011
Segment Reporting Information [Line Items]
Total Segment Operating Income									$ 14,955	[1]	$ 13,765	[2]	$ 17,700	[3]
Less: Expense not allocated to segments									1,180	[4]	1,404	[4]	753	[4]
Earnings before provision for taxes on income	3,100	3,595	2,035	5,045	318	4,111	3,422	4,510	13,775	[1]	12,361	[2]	16,947	[3]
Consumer [Member]
Segment Reporting Information [Line Items]
Total Segment Operating Income									1,693	[1]	2,096	[2]	2,342	[3]
Pharmaceutical [Member]
Segment Reporting Information [Line Items]
Total Segment Operating Income									6,075	[1]	6,406	[2]	7,086	[3]
Medical Devices and Diagnostics [Member]
Segment Reporting Information [Line Items]
Total Segment Operating Income									$ 7,187	[1]	$ 5,263	[2]	$ 8,272	[3]

[1]	Includes $1,218 million of net litigation expense, which includes product liability, comprised of $658 million and $560 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $1,163 million of in-process research and development expense, comprised of $1,111 million and $52 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $795 million of Synthes integration/transaction costs in the Medical Devices and Diagnostics segment. Includes $909 million of asset write-downs and other adjustments, comprised of $499 million, $264 million and $146 million in the Pharmaceutical, Consumer and Medical Devices and Diagnostics segments, respectively. The Medical Devices and Diagnostics segment also includes $110 million expense for the cost associated with the DePuy ASR™ Hip program.
[2]	Includes $3,310 million of net litigation expense, which includes product liability, comprised of $1,741 million and $1,569 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $656 million of net restructuring expense, comprised of $676 million expense in the Medical Devices and Diagnostics segment and a gain of $20 million in the Pharmaceutical segment. The Medical Devices and Diagnostics segment also includes $521 million expense for the cost associated with the DePuy ASR™ Hip program.
[3]	Includes $397 million of net litigation gain, which includes product liability expense, comprised of $447 million expense in the Pharmaceutical segment and a gain of $844 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASR™ Hip program.
[4]	Amounts not allocated to segments include interest (income) expense, noncontrolling interests and general corporate (income) expense. Includes expense of $0.2 billion and $0.5 billion of currency related expense related to the acquisition of Synthes, Inc. in 2012 and 2011, respectively.

Segments of Business and Geographic Areas (Details 2) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012		Jan. 01, 2012		Jan. 02, 2011
Segment Reporting Information [Line Items]
Identifiable Assets	$ 121,347	[1]	$ 113,644	[1]	$ 102,908	[1]
Consumer [Member]
Segment Reporting Information [Line Items]
Identifiable Assets	24,131		24,210		23,753
Pharmaceutical [Member]
Segment Reporting Information [Line Items]
Identifiable Assets	23,219		23,747		19,961
Medical Devices and Diagnostics [Member]
Segment Reporting Information [Line Items]
Identifiable Assets	42,926		23,609		23,277
Operating Segments [Member]
Segment Reporting Information [Line Items]
Identifiable Assets	90,276		71,566		66,991
General Corporate [Member]
Segment Reporting Information [Line Items]
Identifiable Assets	$ 31,071	[2]	$ 42,078	[2]	$ 35,917	[2]

[1]	Long-lived assets include property, plant and equipment, net for 2012, 2011 and 2010 of $16,097, $14,739 and $14,553, respectively, and intangible assets and goodwill, net for 2012, 2011 and 2010 of $51,176, $34,276 and $32,010, respectively.
[2]	General corporate includes cash and marketable securities.

Segments of Business and Geographic Areas (Details 3) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	$ 2,934	$ 2,893	$ 2,384
Consumer [Member]
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	468	670	526
Pharmaceutical [Member]
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	737	729	508
Medical Devices and Diagnostics [Member]
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	1,230	1,095	1,113
Operating Segments [Member]
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	2,435	2,494	2,147
General Corporate [Member]
Segment Reporting Information [Line Items]
Additions to property, plant and equipment by segments	$ 499	$ 399	$ 237

Segments of Business and Geographic Areas (Details 4) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Segment Reporting Information [Line Items]
Depreciation and Amortization by Segment	$ 3,666	$ 3,158	$ 2,939
Consumer [Member]
Segment Reporting Information [Line Items]
Depreciation and Amortization by Segment	575	631	532
Pharmaceutical [Member]
Segment Reporting Information [Line Items]
Depreciation and Amortization by Segment	1,010	958	912
Medical Devices and Diagnostics [Member]
Segment Reporting Information [Line Items]
Depreciation and Amortization by Segment	1,857	1,331	1,270
Operating Segments [Member]
Segment Reporting Information [Line Items]
Depreciation and Amortization by Segment	3,442	2,920	2,714
General Corporate [Member]
Segment Reporting Information [Line Items]
Depreciation and Amortization by Segment	$ 224	$ 238	$ 225

Segments of Business and Geographic Areas (Details 5) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 30, 2012	Sep. 30, 2012	Jul. 01, 2012	Apr. 01, 2012	Jan. 01, 2012	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Sales by geographic area
Total	$ 17,558	$ 17,052	$ 16,475	$ 16,139	$ 16,255	$ 16,005	$ 16,597	$ 16,173	$ 67,224	$ 65,030	$ 61,587
UNITED STATES
Sales by geographic area
Total									29,830	28,908	29,450
Europe [Member]
Sales by geographic area
Total									16,945	17,129	15,510
Western Hemisphere, excluding U.S. [Member]
Sales by geographic area
Total									7,207	6,418	5,550
Asia-Pacific, Africa [Member]
Sales by geographic area
Total									13,242	12,575	11,077
Operating Segments [Member]
Sales by geographic area
Total									$ 67,224	$ 65,030	$ 61,587

Segments of Business and Geographic Areas (Details 6) (USD $) In Millions, unless otherwise specified	Dec. 30, 2012		Jan. 01, 2012		Jan. 02, 2011
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	$ 66,374	[1]	$ 48,265	[1]	$ 45,848	[1]
Other non long-lived assets	54,074	[1]	64,629	[1]	56,345	[1]
Worldwide total	121,347	[1]	113,644	[1]	102,908	[1]
UNITED STATES
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	35,115	[1]	23,529	[1]	23,315	[1]
Europe [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	25,261	[1]	19,056	[1]	16,791	[1]
Western Hemisphere, excluding U.S. [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	3,636	[1]	3,517	[1]	3,653	[1]
Asia-Pacific, Africa [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	2,362	[1]	2,163	[1]	2,089	[1]
General Corporate [Member]
Revenues from External Customers and Long-Lived Assets [Line Items]
Long-Lived Assets	$ 899	[1]	$ 750	[1]	$ 715	[1]

[1]	Long-lived assets include property, plant and equipment, net for 2012, 2011 and 2010 of $16,097, $14,739 and $14,553, respectively, and intangible assets and goodwill, net for 2012, 2011 and 2010 of $51,176, $34,276 and $32,010, respectively.

Segments of Business and Geographic Areas (Details Textuals) (USD $) In Millions, unless otherwise specified	3 Months Ended							12 Months Ended
	Dec. 30, 2012	Sep. 30, 2012	Jul. 01, 2012	Apr. 01, 2012	Jan. 01, 2012	Oct. 02, 2011	Jul. 03, 2011	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Segment of Business and Geographic Areas (Textuals) [Abstract]
Acquisition integration, transaction costs and currency related	$ 306	$ 135	$ 564	$ (106)	$ 338	$ 241	$ (102)
Other Asset Impairment Charges								909
Asset Impairment Charges			717					2,131	160	0
Litigation Expense								1,218	3,310
Total restructuring									656
Research and Development in process impairment charge	59	340	344					1,163	0	0
Litigation income										397
Restructuring expense								0	569	0
Total property, plant and equipment, net	16,097				14,739			16,097	14,739	14,553
Intangible Assets And Goodwill	51,176				34,276			51,176	34,276	32,010
Corporate and Other [Member]
Segment of Business and Geographic Areas (Textuals) [Abstract]
Acquisition integration, transaction costs and currency related								200	500
Consumer [Member]
Segment of Business and Geographic Areas (Textuals) [Abstract]
Asset Impairment Charges								264
Pharmaceutical [Member]
Segment of Business and Geographic Areas (Textuals) [Abstract]
Asset Impairment Charges								499
Litigation Expense								658	1,741	447
Research and Development in process impairment charge								1,111
Restructuring expense									(20)
Medical Devices and Diagnostics [Member]
Segment of Business and Geographic Areas (Textuals) [Abstract]
Acquisition integration, transaction costs and currency related								795
Asset Impairment Charges								146
Litigation Expense								560	1,569
Research and Development in process impairment charge								52
Litigation income										844
Restructuring expense									676
Recall Program								$ 110	$ 521	$ 280

Selected Quarterly Financial Data (Unaudited) (Details) (USD $) In Millions, except Per Share data, unless otherwise specified	3 Months Ended																12 Months Ended
	Dec. 30, 2012		Sep. 30, 2012		Jul. 01, 2012		Apr. 01, 2012		Jan. 01, 2012		Oct. 02, 2011		Jul. 03, 2011		Apr. 03, 2011		Dec. 30, 2012		Jan. 01, 2012		Jan. 02, 2011
Summary of Selected Quarterly Financial Data (unaudited)
Sales to customers	$ 17,558		$ 17,052		$ 16,475		$ 16,139		$ 16,255		$ 16,005		$ 16,597		$ 16,173		$ 67,224		$ 65,030		$ 61,587
Gross profit	11,555		11,455		11,332		11,224		10,917		10,933		11,425		11,395		45,566		44,670		42,795
Earnings before provision for taxes on income	3,100		3,595		2,035		5,045		318		4,111		3,422		4,510		13,775	[1]	12,361	[2]	16,947	[3]
Net earnings	2,567	[4]	2,968	[5]	1,408	[6]	3,910	[7]	218	[8]	3,202	[9]	2,776	[10]	3,476	[11]	10,853		9,672		13,334
Basic	$ 0.93		$ 1.08		$ 0.51		$ 1.43		$ 0.08		$ 1.17		$ 1.01		$ 1.27		$ 3.94		$ 3.54		$ 4.85
Diluted	$ 0.91		$ 1.05		$ 0.5		$ 1.41		$ 0.08		$ 1.15		$ 1		$ 1.25		$ 3.86		$ 3.49		$ 4.78
Consumer [Member]
Summary of Selected Quarterly Financial Data (unaudited)
Sales to customers	3,652		3,581		3,619		3,595		3,668		3,740		3,793		3,682
Pharmaceutical [Member]
Summary of Selected Quarterly Financial Data (unaudited)
Sales to customers	6,525		6,402		6,291		6,133		6,094		5,982		6,233		6,059
Medical Devices and Diagnostics [Member]
Summary of Selected Quarterly Financial Data (unaudited)
Sales to customers	$ 7,381		$ 7,069		$ 6,565		$ 6,411		$ 6,493		$ 6,283		$ 6,571		$ 6,432

[1]	Includes $1,218 million of net litigation expense, which includes product liability, comprised of $658 million and $560 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $1,163 million of in-process research and development expense, comprised of $1,111 million and $52 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $795 million of Synthes integration/transaction costs in the Medical Devices and Diagnostics segment. Includes $909 million of asset write-downs and other adjustments, comprised of $499 million, $264 million and $146 million in the Pharmaceutical, Consumer and Medical Devices and Diagnostics segments, respectively. The Medical Devices and Diagnostics segment also includes $110 million expense for the cost associated with the DePuy ASR™ Hip program.
[2]	Includes $3,310 million of net litigation expense, which includes product liability, comprised of $1,741 million and $1,569 million in the Pharmaceutical and Medical Devices and Diagnostics segments, respectively. Includes $656 million of net restructuring expense, comprised of $676 million expense in the Medical Devices and Diagnostics segment and a gain of $20 million in the Pharmaceutical segment. The Medical Devices and Diagnostics segment also includes $521 million expense for the cost associated with the DePuy ASR™ Hip program.
[3]	Includes $397 million of net litigation gain, which includes product liability expense, comprised of $447 million expense in the Pharmaceutical segment and a gain of $844 million in the Medical Devices and Diagnostics segment. The Medical Devices and Diagnostics segment also includes $280 million expense for the cost associated with the DePuy ASR™ Hip program.
[4]	The fourth quarter of 2012 includes after-tax charges of $371 million from net litigation, including product liability, $306 million associated with the acquisition of Synthes, Inc., $73 million associated with the DePuy ASR™ Hip program and $59 million from impairment of in-process research and development.
[5]	The third quarter of 2012 includes after-tax charges of $135 million associated with the acquisition of Synthes, Inc., $340 million from impairment of in-process research and development, $70 million associated with litigation, including product liability, and $24 million associated with the DePuy ASR™ Hip program.
[6]	The second quarter of 2012 includes after-tax charges of $717 million for asset write-downs, $611 million from net litigation, $564 million associated with the acquisition of Synthes, Inc. and $344 million from impairment of in-process research and development.
[7]	The first quarter of 2012 includes an after-tax gain of $106 million from currency and costs associated with the acquisition of Synthes, Inc.
[8]	The fourth quarter of 2011 includes after-tax charges of $2,239 million from net litigation, including product liability, $336 million for the cost associated with the DePuy ASR™ Hip program and $338 million associated with an adjustment to the value of the currency option and deal costs related to the acquisition of Synthes, Inc.
[9]	The third quarter of 2011 includes a $241 million after-tax charge associated with an adjustment to the value of the currency option and deal costs related to the acquisition of Synthes, Inc.
[10]	The second quarter of 2011 includes after-tax charges of $549 million for restructuring, $325 million from litigation, including product liability, and the DePuy ASR™ Hip program, partially offset by a $102 million after-tax gain associated with an adjustment to the value of the currency option related to the acquisition of Synthes, Inc.
[11]	The first quarter of 2011 includes an after-tax charge of $271 million from net litigation, including product liability, and the DePuy ASR™ Hip program.

Selected Quarterly Financial Data (Unaudited) (Details Textual) (USD $) In Millions, unless otherwise specified	3 Months Ended								12 Months Ended
	Dec. 30, 2012	Sep. 30, 2012	Jul. 01, 2012	Apr. 01, 2012	Jan. 01, 2012	Oct. 02, 2011	Jul. 03, 2011	Apr. 03, 2011	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Selected Quarterly Financial Data Unaudited (Textual) [Abstract]
Litigation income expense net after-tax	$ 371	$ 70	$ 611		$ 2,239		$ 325	$ 271
Cost associated with the DePuy ASR Hip recall program, after tax	73	24			336
Restructuring charge after-tax							549
Acquisition integration, transaction costs and currency related	306	135	564	(106)	338	241	(102)
In-process research and development	59	340	344						1,163	0	0
Asset Impairment Charges			$ 717						$ 2,131	$ 160	$ 0

Business Combinations and Divestitures (Details)	3 Months Ended								12 Months Ended			3 Months Ended		12 Months Ended				12 Months Ended														12 Months Ended
	Dec. 30, 2012 USD ($)	Sep. 30, 2012 USD ($)	Jul. 01, 2012 USD ($)	Apr. 01, 2012 USD ($)	Jan. 01, 2012 USD ($)	Oct. 02, 2011 USD ($)	Jul. 03, 2011 USD ($)	Apr. 03, 2011 USD ($)	Dec. 30, 2012 USD ($)	Jan. 01, 2012 USD ($)	Jan. 02, 2011 USD ($)	Mar. 31, 2013 Synthes, Inc [Member] USD ($)	Jul. 01, 2012 Synthes, Inc [Member] USD ($)	Dec. 30, 2012 Synthes, Inc [Member] USD ($)	Jan. 01, 2012 Synthes, Inc [Member] USD ($)	Jun. 14, 2012 Synthes, Inc [Member] USD ($)	Jun. 14, 2012 Synthes, Inc [Member] CHF	Dec. 30, 2012 Corlmmun [Member]	Dec. 30, 2012 Crucell .N. V [Member] USD ($)	Jan. 01, 2012 Crucell .N. V [Member]	Dec. 30, 2012 Acclarent [Member]	Dec. 30, 2012 RespiVert [Member]	Dec. 30, 2012 Micrus Endovascular [Member]	Dec. 30, 2012 Purchased In-Process Research And Development [Member] USD ($)	Jan. 01, 2012 Purchased In-Process Research And Development [Member] USD ($)	Jan. 02, 2011 Purchased In-Process Research And Development [Member] USD ($)	Dec. 30, 2012 Purchased In-Process Research And Development [Member] Synthes, Inc [Member] USD ($)	Dec. 30, 2012 Purchased In-Process Research And Development [Member] Corlmmun [Member] USD ($)	Jan. 01, 2012 Purchased In-Process Research And Development [Member] Crucell .N. V [Member] USD ($)	Jan. 02, 2011 Purchased In-Process Research And Development [Member] Acclarent [Member] USD ($)	Jan. 02, 2011 Purchased In-Process Research And Development [Member] RespiVert [Member] USD ($)	Dec. 30, 2012 Minimum [Member] Synthes, Inc [Member]	Jan. 01, 2012 Minimum [Member] Crucell .N. V [Member]	Jan. 02, 2011 Minimum [Member] Acclarent [Member]	Jan. 02, 2011 Minimum [Member] RespiVert [Member]	Jan. 02, 2011 Minimum [Member] Micrus Endovascular [Member]	Dec. 30, 2012 Maximum [Member] Synthes, Inc [Member]	Jan. 01, 2012 Maximum [Member] Crucell .N. V [Member]	Jan. 02, 2011 Maximum [Member] Acclarent [Member]	Jan. 02, 2011 Maximum [Member] RespiVert [Member]	Jan. 02, 2011 Maximum [Member] Micrus Endovascular [Member]
Business Acquisition [Line Items]
Noncash or Part Noncash Acquisition, Net Nonmonetary Assets Acquired (Liabilities Assumed)									$ 17,821,000,000	$ 2,797,000,000	$ 1,269,000,000
Business Acquisition, Cost of Acquired Entity, Cash Paid																6,902,000,000
Aquirees Common Stock Outstanding																118,700,000	118,700,000
Business Combination, Recognized Identifiable Intangible Assets Acquired [Abstract]
Customer relationships														9,870,000,000		9,950,000,000
Patents and technology														1,508,000,000		1,495,000,000
Total amortizable intangibles														11,378,000,000		11,445,000,000
Trademark and Trade name														1,420,000,000		1,420,000,000
In-process research and development														63,000,000		64,000,000								208,000,000
Business Acquisition, Purchase Price Allocation [Abstract]
Cash and Cash equivalents														2,749,000,000		2,749,000,000
Inventory														1,194,000,000		889,000,000
Accounts Receivable, net														738,000,000		738,000,000
Other current assets														238,000,000		249,000,000
Property, plant and equipment														1,253,000,000		1,253,000,000
Goodwill														6,011,000,000		5,371,000,000
Intangible assets														12,861,000,000		12,929,000,000
Other non-current assets														46,000,000		46,000,000
Total Assets Acquired														25,090,000,000		24,224,000,000
Current liabilities														1,053,000,000		825,000,000
Deferred Taxes														3,471,000,000		2,731,000,000
Other non-current liabilities														329,000,000		431,000,000
Total Liabilities Assumed														4,853,000,000		3,987,000,000
Net Assets Acquired														20,237,000,000		20,237,000,000
Asset Impairment Charges			717,000,000						2,131,000,000	160,000,000	0
Exchange rate used for acquisition																0.95674	55.65
Share exchanged for acquirees stock																1.717	1.717
Business Acquisition, Initial Consideration Transferred																19,700,000,000
Business Acquisition, Pro Forma Information [Abstract]
Net Sales														68,894,000,000	68,741,000,000
Net Earnings														11,564,000,000	9,427,000,000
Diluted Net Earnings per Common Share														$ 4.11	$ 3.4
Business Combinations and Divestitures (Textuals) [Abstract]
Acquisition transaction and integration costs	306,000,000	135,000,000	564,000,000	(106,000,000)	338,000,000	241,000,000	(102,000,000)							1,028,000,000
Business Combination, Consideration Transferred																20,200,000,000
Discount Rate Used in Probability of Success in Research and Development														14.00%				25.00%		16.00%	16.00%	17.00%	14.00%
Probability Of Success														100.00%				38.00%															14.00%	50.00%	10.00%	50.00%		81.00%	53.00%	12.00%	75.00%
Stock Issued During Period, Value, Acquisitions													13,335,000,000
Stock issued during period, shares, acquisitions														203,740,000
Accelerated Share Repurchases, Settlement Payment or Receipt			12,900,000,000
Incremental Common Shares Attributable to Accelerated Share Repurchase Agreements	19,300,000								19,300,000	0	0
Acquired Finite-lived Intangible Asset, Weighted Average Useful Life														21 years
Finite-Lived Intangible Assets, Useful Life, Minimum																																7 years					22 years
Total	17,558,000,000	17,052,000,000	16,475,000,000	16,139,000,000	16,255,000,000	16,005,000,000	16,597,000,000	16,173,000,000	67,224,000,000	65,030,000,000	61,587,000,000			2,159,000,000
Synthes Net earnings									10,514,000,000	9,672,000,000	13,334,000,000			324,000,000
Noncash or Part Noncash Acquisition, Value of Liabilities Assumed									1,204,000,000	228,000,000	52,000,000
Acquired indefinite lived asset, amounts	15,785,000,000				2,657,000,000				15,785,000,000	2,657,000,000	1,185,000,000
Payments to Acquire Businesses, Net of Cash Acquired									4,486,000,000	2,797,000,000	1,269,000,000	17,500,000,000
Indefinite-Lived Intangible Assets (Excluding Goodwill)	8,553,000,000				7,883,000,000				8,553,000,000	7,883,000,000														905,000,000	1,849,000,000	213,000,000	63,000,000	145,000,000	982,000,000	75,000,000	100,000,000
Common Stock Share Price																$ 65.45
Intangible asset write-downs									800,000,000										500,000,000
Research and Development in process impairment charge	59,000,000	340,000,000	344,000,000						1,163,000,000	0	0								400,000,000
Disposal Group, Not Discontinued Operation, Gain (Loss) on Disposal									$ 900,000,000	$ 1,000,000,000

Legal Proceedings (Details) (USD $) In Millions, unless otherwise specified	3 Months Ended	12 Months Ended
	Dec. 30, 2012	Dec. 30, 2012
Levaquin [Member]
Legal Proceeding (Textuals) [Abstract]
Product Liability Contingency Number Of Claimants	2,100
ASR [Member]
Legal Proceeding (Textuals) [Abstract]
Product Liability Contingency Number Of Claimants	10,750
Pinnacle Acetabular Cup System [Member]
Legal Proceeding (Textuals) [Abstract]
Product Liability Contingency Number Of Claimants	3,300
Risperdal [Member]
Legal Proceeding (Textuals) [Abstract]
Product Liability Contingency Number Of Claimants	425
Pelvic Meshes [Member]
Legal Proceeding (Textuals) [Abstract]
Product Liability Contingency Number Of Claimants	4,000
Duragesic [Member]
Legal Proceeding (Textuals) [Abstract]
Product Liability Contingency Number Of Claimants	30
Topamax [Member]
Legal Proceeding (Textuals) [Abstract]
Product Liability Contingency Number Of Claimants	75
Pending Litigation [Member] | Restitution [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		$ 45
Pending Litigation [Member] | Civil penalties [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		6.5
Pending Litigation [Member] | Risperdal [Member] | Civil penalties [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		327.1
Saffran [Member] | Pending Litigation [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		482
Verdict Against Company	593
Litigation Settlement Pre Judgment Interest		111
Risperdal [Member]
Legal Proceeding (Textuals) [Abstract]
Loss Contingency Accrual, at Carrying Value	181	181
Risperdal [Member] | Pending Litigation [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		1,200
alleged consumer fraud [Member] | Pending Litigation [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		0
medicare fraud [Member] | Pending Litigation [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		257.7
Professional Fees [Member] | Risperdal [Member] | Pending Litigation [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		180
Professional Fees [Member] | medicare fraud [Member] | Pending Litigation [Member]
Legal Proceeding (Textuals) [Abstract]
Litigation Settlement, Amount		$ 73

Restructuring (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011
Restructuring Cost and Reserve [Line Items]
Restructuring charges, pre tax	$ 0	$ 569	$ 0
Cordis Restructuring [Member]
Restructuring Cost and Reserve [Line Items]
Restructuring charges, pre tax		676
Restructuring charges required to be paid in cash, pre tax		164
Asset write-offs included in restructuring charges		512
Leasehold and contract obligations included in restructuring charges		164
Asset write-offs related to inventory		87
Machinery and Equipment [Member]
Restructuring Cost and Reserve [Line Items]
Asset write-offs included in restructuring charges		265
Other Intangible Assets [Member]
Restructuring Cost and Reserve [Line Items]
Asset write-offs included in restructuring charges		$ 160

Valuation and Qualifying Accounts Valuation and Qualifying Accounts (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 30, 2012		Jan. 01, 2012		Jan. 02, 2011
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	$ 3,753		$ 3,663		$ 3,191
Valuation Allowances and Reserves, Charged to Cost and Expense	12,242		11,702		12,823
Valuation Allowances and Reserves, Deductions	(11,813)		(11,612)		(12,351)
Valuation Allowances and Reserves, Balance	4,182		3,753		3,663
Accrued Rebates [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	2,215	[1]	2,146	[1]	1,639	[1]
Valuation Allowances and Reserves, Charged to Cost and Expense	8,973	[1]	8,331	[1]	8,400	[1]
Valuation Allowances and Reserves, Deductions	(8,722)	[1]	(8,262)	[1]	(7,893)	[1]
Valuation Allowances and Reserves, Balance	2,466	[1]	2,215	[1]	2,146	[1]
Allowance for Sales Returns [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	682		640		689
Valuation Allowances and Reserves, Charged to Cost and Expense	549		560		517
Valuation Allowances and Reserves, Deductions	(521)		(518)		(566)
Valuation Allowances and Reserves, Balance	710		682		640
Allowance for Promotions [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	396		427		429
Valuation Allowances and Reserves, Charged to Cost and Expense	1,583		1,774		2,664
Valuation Allowances and Reserves, Deductions	(1,544)		(1,805)		(2,666)
Valuation Allowances and Reserves, Balance	435		396		427
Net Accrued [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	3,293		3,213		2,757
Valuation Allowances and Reserves, Charged to Cost and Expense	11,105		10,665		11,581
Valuation Allowances and Reserves, Deductions	(10,787)		(10,585)		(11,125)
Valuation Allowances and Reserves, Balance	3,611		3,293		3,213
Allowance for Doubtful Accounts [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	361		340		333
Valuation Allowances and Reserves, Charged to Cost and Expense	127		77		130
Valuation Allowances and Reserves, Deductions	(22)		(56)		(123)
Valuation Allowances and Reserves, Balance	466		361		340
Reserve for Cash Discount [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	99		110		101
Valuation Allowances and Reserves, Charged to Cost and Expense	1,010		960		1,112
Valuation Allowances and Reserves, Deductions	(1,004)		(971)		(1,103)
Valuation Allowances and Reserves, Balance	$ 105		$ 99		$ 110

[1]	Includes reserve for customer rebates of $642 million, $656 million and $701 million at December 30, 2012, January 1, 2012 and January 2, 2011, respectively.

Valuation and Qualifying Accounts Valuation and Qualifying Accounts (Details textuals) (USD $) In Thousands, unless otherwise specified	Dec. 30, 2012	Jan. 01, 2012	Jan. 02, 2011	Jan. 03, 2010
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	$ 4,182	$ 3,753	$ 3,663	$ 3,191
Accrued Customer Rebates [Member]
Valuation and Qualifying Accounts Disclosure [Line Items]
Valuation Allowances and Reserves, Balance	$ 642,000	$ 656,000	$ 701,000